As filed with the Securities and Exchange Commission on May 5, 2011

Securities Act File No. 333-169679

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 3 to

Form N-2

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933

FS ENERGY AND POWER FUND

(Exact name of registrant as specified in the declaration of trust)

Cira Centre
2929 Arch Street, Suite 675
Philadelphia, PA 19104
(215) 495-1150
(Address and telephone number, including area code, of principal executive offices)

Michael C. Forman
FS Energy and Power Fund
Cira Centre
2929 Arch Street, Suite 675
Philadelphia, PA 19104
(Name and address of agent for service)

COPIES TO:

Steven B. Boehm, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, DC 20004-2415 Tel: (202) 383-0100 Fax: (202) 637-3593	Rosemarie A. Thurston, Esq. Alston & Bird LLP 1201 West Peachtree Street Atlanta, GA 30309-3424 Tel: (404) 881-7000 Fax: (404) 253-8447

        Approximate date of proposed public offering:
As soon as practicable after the effective date of this Registration Statement.

        If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☒

        It is proposed that this filing will become effective (check appropriate box): ☒    when declared effective pursuant to section 8(a).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

Common Shares of Beneficial Interest	$1,500,000,000	$106,950(2)

(1)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, solely for the purpose of determining the registration fee.

(2)
Previously paid.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 5, 2011

PRELIMINARY PROSPECTUS

Maximum Offering of 150,000,000 Common Shares
Minimum Offering of 250,000 Common Shares

           We are a specialty finance company that invests primarily in income-oriented securities of private energy-related companies. Our investment objectives are to generate current income and long-term capital appreciation.

           We are an externally managed, non-diversified, closed-end management investment company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, as amended. We intend to elect to be treated for federal income tax purposes as a regulated investment company under the Internal Revenue Code of 1986, as amended. We are managed by FS Investment Advisor, LLC, a private investment firm that is registered as an investment adviser with the Securities and Exchange Commission and is an affiliate of ours. FS Investment Advisor, LLC oversees the management of our activities and is responsible for making investment decisions for our portfolio. FS Investment Advisor, LLC has engaged GSO Capital Partners LP to act as an investment sub-adviser to us.

           Through our affiliate, FS2 Capital Partners, LLC, or the dealer manager, we are offering up to 150,000,000 of our common shares of beneficial interest, or our common shares, in this offering at an initial offering price of $10.00 per share. The dealer manager is not required to sell any specific number or dollar amount of common shares but will use its best efforts to sell the common shares offered. The minimum permitted purchase is $5,000 of our common shares. We will not sell any common shares unless we raise gross offering proceeds of $2.5 million, all of which must be from persons who are not affiliated with us or FS Investment Advisor, LLC, by one year from the date of this prospectus, which we refer to as the minimum offering requirement. Pending satisfaction of this condition, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers' benefit, pending release to us. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering common shares. We will not deduct any fees or expenses if we return funds from the escrow account. In addition, pursuant to a private placement of our common shares to certain members of our board of trustees and individuals affiliated with FS Investment Advisor, LLC and GSO Capital Partners LP, we will issue an aggregate of approximately 2,222,222 common shares for aggregate proceeds of approximately $20.0 million, upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $22.5 million.

           We are offering our common shares on a continuous basis at an initial offering price of $10.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that common shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for our common shares in this offering must submit subscriptions for a certain dollar amount, rather than a number of common shares and, as a result, may receive fractional common shares. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years.

           You should not expect to be able to sell your common shares regardless of how we perform. If you are able to sell your common shares, you will likely receive less than your purchase price. We do not intend to list our common shares on any securities exchange during the offering period, and we do not expect a secondary market in the common shares to develop. We intend to implement a share repurchase program, but only a limited number of common shares will be eligible for repurchase by us. Accordingly, you should consider that you may not have access to the money you invest for at least five years, or until we complete a liquidity event, which may not occur until five years following the completion of our offering. There is no assurance that we will complete a liquidity event within such timeframe or at all. As a result of the foregoing, an investment in our common shares is not suitable for investors that require short-term liquidity. See "Share Repurchase Program" and "Liquidity Strategy."

           Investing in our common shares may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See "Risk Factors" beginning on page 30 to read about the risks you should consider before buying our common shares, including the risk of leverage.

           An investment in our common shares is not suitable for all investors. See "Suitability Standards" for information on the suitability standards that investors must meet in order to purchase common shares in this offering.

           We intend to continue to issue common shares in this offering. As a result, your ownership in us is subject to dilution. See "Risk Factors—Risks Relating to an Investment in Our Common Shares—Your interest in us will be diluted if we issue additional common shares, which could reduce the overall value of an investment in us."

           This prospectus contains important information about us that a prospective investor should know before investing in our common shares. Please read this prospectus before investing and keep it for future reference. We will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information will be available free of charge by contacting us at 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104 or by telephone at (215) 495-1150 or on our website at www.fsenergyandpowerfund.com. The SEC also maintains a website at www.sec.gov that contains such information.

           Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. We have not been in the business described in this prospectus for at least three years. Except as specifically required by the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common shares is not permitted.

	Per Share	Total Minimum	Total Maximum
Price to Public(1)	$10.00	$2,500,000	$1,500,000,000
Sales Load(2)	$1.00	$250,000	$150,000,000
Net Proceeds (Before Expenses)(3)	$9.00	$2,250,000	$1,350,000,000
(1)
Assumes all common shares are sold at the initial offering price per share.
(2)
"Sales load" includes selling commissions of 7.0% and dealer manager fees of 3.0%.
(3)
We estimate that we will incur approximately $37,500 of expenses in connection with this offering if the minimum number of common shares is sold and approximately $22.5 million of expenses if the maximum number of common shares is sold.

           Because you will pay a sales load of up to 10% and offering expenses of up to 1.5%, if you invest $100 in our common shares and pay the full sales load, $88.50 of your investment will actually be used by us for investments. As a result, based on the initial public offering price of $10.00, you would have to experience a total return on your investment of 13% in order to recover these expenses. See "Estimated Use of Proceeds."

The date of this prospectus is                        , 2011.

FS2 Capital Partners, LLC

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we filed with the SEC, using a continuous offering process. Periodically, as we make material investments or have other material developments, we will provide a prospectus supplement that may add, update or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our common shares, including, to the extent permitted under the rules and regulations of the SEC, by filing an amendment to the registration statement with the SEC if our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews such amendment, until the registration statement, as amended, is declared effective.

        Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under "Available Information." In this prospectus, we use the term "day" to refer to a calendar day, and we use the term "business day" to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close.

        You should rely only on the information contained in this prospectus. Neither we nor the dealer manager have authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common shares. If there is a material change in the affairs of our company, we will amend or supplement this prospectus.

        For information on the suitability standards that investors must meet in order to purchase our common shares in this offering, see "Suitability Standards."

i

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled "Risk Factors," before making a decision to invest in our common shares.

        Unless otherwise noted, the terms "we," "us," "our," the "Company" and "FSEP" refer to FS Energy and Power Fund. In addition, the term "FS Advisor" refers to FS Investment Advisor, LLC, and the term "GSO" refers to GSO Capital Partners LP.

FS Energy and Power Fund

        We are an externally managed, non-diversified, closed-end management investment company that intends to elect to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. As such, we are required to comply with certain regulatory requirements. See "Regulation." We are managed by FS Advisor, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, which oversees the management of our activities and is responsible for making investment decisions for our portfolio. FS Advisor has engaged GSO to act as our investment sub-adviser. GSO will assist FS Advisor with identifying investment opportunities and will make investment recommendations for approval by FS Advisor, according to asset allocation and other guidelines set by FS Advisor. GSO, a registered investment adviser under the Advisers Act, oversees $31.0 billion in assets under management as of December 31, 2010. GSO is the credit platform affiliate of The Blackstone Group L.P., or Blackstone. We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

        Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of energy and power, or Energy, related companies. We consider Energy companies to be those companies that engage in the exploration, development, production, gathering, transportation, processing, storage, refining, distribution, mining, generation or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or power. This investment policy may not be changed without at least 60 days prior notice to holders of our common shares of any such change. We will concentrate our investments on debt securities in Energy companies that we believe have, or are connected to, a strong infrastructure and/or underlying asset base so as to enhance collateral coverage and downside protection for our investments. We may also make select equity investments in certain Energy companies meeting our investment objectives of current income generation and long-term capital appreciation. Our primary area of focus will be the upstream, midstream and power sub-sectors of the Energy industry; however, we broadly define our "Energy Investment Universe" as follows:

  •
  Upstream—businesses that find, develop and extract energy resources, including natural gas, crude oil and coal, from onshore and offshore reservoirs;

  •
  Midstream—businesses that gather, process, store and transmit energy resources and their by-products, including businesses that own pipelines, gathering systems, gas processing plants, liquefied natural gas facilities and other energy infrastructure;

  •
  Downstream—businesses that refine, market and distribute refined energy resources, such as customer-ready natural gas, propane and gasoline, to end-user customers;

  •
  Service and Equipment—businesses that provide services and/or equipment to aid in the exploration and production of oil and natural gas, including seismic, drilling, completion and production activities, as well as those companies that support the operations and development of power assets; and

  •
  Power—businesses engaged in the generation, transmission and distribution of power and electricity or in the production of alternative energy.

        Our investment objectives are to generate current income and long-term capital appreciation. We will seek to meet our investment objectives by:

  •
  utilizing the experience and expertise of FS Advisor and GSO in sourcing, evaluating and structuring transactions;

  •
  employing a conservative investment approach focused on current income and long-term investment performance;

  •
  focusing primarily on debt investments in a broad array of private Energy companies within the United States;

  •
  making select equity investments in certain Energy companies that have strong growth potential;

  •
  investing primarily in established, stable enterprises with positive cash flow and strong asset and collateral coverage so as to limit the risk of potential principal loss; and

  •
  maintaining rigorous portfolio monitoring in an attempt to anticipate and pre-empt negative events within our portfolio.

        We anticipate that our portfolio will be comprised primarily of income-oriented securities, which refers to debt securities and income-oriented preferred and common equity interests, of privately-held Energy companies within the United States. We currently intend to weight our portfolio towards senior and subordinated debt. In addition to investments purchased from other dealers or investors in the secondary market, we expect to invest in primary market transactions and originated investments as this will provide us with the ability to tailor investments to best match a project's or company's needs with our investment objectives. Our portfolio may also be comprised of select income-oriented preferred or common equity interests, which refers to equity interests that pay consistent, high-yielding dividends, that we believe will produce both current income and long-term capital appreciation. These income-oriented preferred or common equity interests may include interests in master limited partnerships, or MLPs. MLPs are entities that (i) are structured as limited partnerships or limited liability companies, (ii) are publicly traded, (iii) satisfy certain requirements to be treated as partnerships for federal income tax purposes and (iv) primarily own and operate Midstream and Upstream Energy companies. In connection with certain of our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. Once we raise sufficient capital, we expect that our investments will generally range between $5 million and $25 million each, although investments may vary as the size of our capital base changes and will ultimately be at the discretion of FS Advisor, subject to oversight by our board of trustees. Prior to raising sufficient capital, we may make smaller investments due to liquidity constraints.

        As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with FS Advisor or GSO in transactions originated by FS Advisor or GSO or their respective affiliates unless we obtain an exemptive order from the SEC or co-invest alongside FS Advisor or GSO or their respective affiliates in accordance with existing regulatory guidance. However, we will be permitted to, and may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. We are currently seeking exemptive relief from the SEC to engage in co-investment transactions with FS Advisor and GSO and/or their respective affiliates. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither FS Advisor nor GSO or their respective affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we intend to co-invest alongside FS Advisor or GSO or their respective affiliates only in accordance with existing regulatory guidance.

        To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of FS Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See "Risk Factors—Risks Relating to Debt Financing" for a discussion of the risks inherent to employing leverage.

        While a BDC may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure is more appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds—instead of managing to quarterly market expectations—and to pursue our investment objectives without subjecting our investors to the daily share price volatility associated with the public markets because our common shares will not be listed on a national securities exchange. To provide our shareholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement. This will be the only method of liquidity that we offer prior to a liquidity event. See "Share Repurchase Program." Therefore, shareholders may not be able to sell their common shares promptly or at a desired price.

        Although we do not currently intend to list our common shares on an exchange and do not expect a public market to develop for them in the foreseeable future, we intend to complete a liquidity event within five years following the completion of our offering stage. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two year period. See "—Liquidity Strategy" for a discussion of what constitutes a liquidity event. However, there can be no assurance that we will be able to complete a liquidity event.

Capital Contribution by FS Advisor and GSO

        In December 2010, Michael C. Forman and David J. Adelman, the principals of FS Advisor, contributed an aggregate of approximately $200,000 to purchase 22,222 common shares at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. Also, in April 2011, pursuant to a private placement, Messrs. Forman and Adelman agreed to purchase, through affiliated entities controlled by each of them, approximately 222,222 additional common shares at $9.00 per share. The principals will not tender these common shares for repurchase as long as FS Advisor remains our investment adviser. In connection with the same private placement, other individuals and entities affiliated with FS Advisor and certain members of our board of trustees agreed to purchase approximately 1,444,445 common shares, and certain individuals and entities affiliated with GSO agreed to purchase approximately 555,555 common shares, in each case at a price of $9.00 per share. In connection with the private placement, we will issue an aggregate of approximately 2,222,222 common shares for aggregate proceeds of approximately $20.0 million, upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $22.5 million.

About FS Advisor

        FS Advisor is a subsidiary of our affiliate Franklin Square Holdings, L.P., or Franklin Square Holdings, a national sponsor of alternative investment products designed for the individual investor. FS Advisor is registered as an investment adviser with the SEC under the Advisers Act and is led by the same personnel that form the investment and operations team of FB Income Advisor, LLC. FB

Income Advisor, LLC is a registered investment adviser that manages Franklin Square Holdings' first affiliated business development company, FS Investment Corporation. See "Risk Factors—Risks Related to FS Advisor and Its Affiliates." FS Investment Corporation commenced operations on January 2, 2009, and is focused on generating current income and, to a lesser extent, long-term capital appreciation for shareholders, primarily by making investments in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies. As of December 31, 2010, FS Investment Corporation had total assets of approximately $782 million.

        FS Advisor's senior management team has significant experience in private lending, private equity and real estate investing, and has developed an expertise in using all levels of a firm's capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as business development companies. FS Advisor is presently staffed with 14 employees and may retain additional investment personnel as our activities expand. See "Investment Objectives and Strategy—About FS Advisor." We believe that the active and ongoing participation by Franklin Square Holdings and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FS Advisor's management team, will allow FS Advisor to successfully execute our investment strategy. See "Management" for biographical information regarding FS Advisor's senior management team.

        All investment decisions require the unanimous approval of FS Advisor's investment committee, which is currently comprised of Mr. Forman and Mr. Adelman, who co-founded Franklin Square Holdings with Mr. Forman, Gerald F. Stahlecker and Ryan D. Conley. Our board of trustees, including a majority of independent trustees, oversees and monitors our investment performance and, beginning with the second anniversary of the date of the investment advisory and administrative services agreement, will annually review the compensation we pay to FS Advisor and the compensation FS Advisor pays to GSO to determine that the provisions of the investment advisory and administrative services agreement and the investment sub-advisory agreement, respectively, are carried out. See "Investment Advisory and Administrative Services Agreement."

About GSO

        From time to time, FS Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FS Advisor believes will aid it in achieving our investment objectives. FS Advisor has engaged GSO to act as our investment sub-adviser. GSO will assist FS Advisor in identifying investment opportunities and will make investment recommendations for approval by FS Advisor, according to asset allocation and other guidelines set by FS Advisor. GSO is a Delaware limited partnership with principal offices located at 280 Park Avenue, New York, New York 10017.

        GSO is the credit platform affiliate of Blackstone, a leading global asset manager with assets under management of $128.1 billion as of December 31, 2010. As of December 31, 2010, GSO and its affiliates managed approximately $31.0 billion of assets across multiple strategies within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. GSO has extensive experience investing in Energy companies. From 2005 through 2010, funds managed by GSO have invested approximately $7.5 billion in Energy companies, including approximately $4.9 billion in secured loans, $1.5 billion in bonds, $1.0 billion in equity, and $100 million in bankruptcy claims. As sub-adviser, GSO will utilize its experience in Energy investing and make recommendations to FS Advisor in a manner that is consistent with its existing investment and monitoring processes. See "Investment Objectives and Strategy—About GSO."

Market Opportunity

        We believe that there are and will continue to be significant investment opportunities in income-oriented securities of privately-held Energy companies within the United States that will provide attractive risk-adjusted returns compared to other types of investments.

        Assets of Energy companies are growing both in size and importance to the global economy. The International Energy Agency's (IEA) 2010 World Energy Outlook projects worldwide energy demand to grow 1.2% per annum from 2008-2035. This anticipated growth will need to be met with increased supply throughout the world. The IEA estimates that over $6.1 trillion must be invested in North American energy-supply infrastructure from 2010-2035 to support development of the long-lived energy assets that drive the production, transportation and use of energy and other commodities. Such investments are expected to be made across all sub-sectors of the Energy markets by the over 13,000 private companies and 300 public companies whose traded market capitalization exceeds $2 trillion.

        Across Energy industry sub-sectors, we see multiple factors which will necessitate additional and continued capital infusion. Upstream companies face the inherent production declines of oil and natural gas reserves, which in turn require large annual capital inflows to replace such lost production. This is particularly true for the growing supply of natural gas from the Haynesville, Marcellus, Barnett, Fayetteville and Eagle Ford shales, which in many cases have a first year production decline rate of over 75%. Developing many of these reservoirs requires increasingly complex drilling and completion techniques which cost considerably more than conventional techniques. In addition, the development of these new fields highlights that many of the Midstream assets throughout the U.S. are aging and are not ideally located, requiring that additional infrastructure be built to ensure this new supply reaches market. According to the IEA report, power projects will require nearly half of the $6.1 trillion required for investment in energy supply infrastructure from 2010-2035. This increased investment demand is principally due to a shift in the mix of power generation sources toward more capital intensive options such as nuclear, wind and solar. We believe these investment opportunities could increase significantly due to potential environmental regulations that are expected to impact certain fossil-fuel generation, particularly coal generation which comprises nearly one-half of current U.S. generation. We believe such market dynamics across these sub-sectors will present a large and growing investment opportunity for FSEP.

        We believe that this large and diversified asset class maintains attractive and distinct investment characteristics, including stable cash flows, high barriers to entry and steady distributions with attractive growth profiles.

Characteristics of and Risks Related to Investments in Private Companies

        We intend to invest primarily in income-oriented securities of privately-held companies within the United States. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. Second, the investments themselves may often be illiquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. In addition, little public information generally exists about private companies, requiring an experienced due diligence team to analyze the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FS Advisor and/or GSO to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in investing in, these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy

        Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of Energy companies. This investment policy may not be changed without at least 60 days prior notice to holders of our common shares of any such change. In accordance with the best interests of our shareholders, FS Advisor will continue to monitor our targeted investment mix as economic conditions evolve.

        When identifying prospective portfolio companies, we intend to focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk:

  •
  Deeply-rooted asset value. We intend to invest in companies that have significant asset value rather than speculative investments that rely solely on rising energy commodity prices, exploratory drilling success, or factors beyond the control of a portfolio company. We intend to focus on Energy companies that have strong potential for enhancing asset value through factors within their control. Examples of these types of factors include operating cost reductions and revenue increases driven by improved operations of previously under-performing or under-exploited assets. Such investments are expected to have significant collateral coverage and downside protection irrespective of the broader economy.

  •
  Defensible market positions. We intend to invest in companies that have developed strong positions within their sub-sector and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We will seek companies that can protect their competitive advantage through scale, scope, customer loyalty, product pricing or product quality, thereby minimizing business risk and protecting profitability.

  •
  Proven management teams. We intend to focus on companies that have experienced management teams with an established track record of success. We will typically require our portfolio companies to have proper incentives in place to align management's goals with ours.

  •
  Commodity price management. We intend to invest in companies that appropriately manage their commodity price exposure through the use of hedging with highly-rated counterparties, contracts such as power purchase agreements, or PPAs, or tolling agreements and other instruments that seek to minimize the company's exposure to significant commodity price swings.

  •
  Diversification. We will seek to diversify our portfolio broadly among issuers and sub-sectors within the Energy Investment Universe, thereby attempting to reduce the risk of a downturn in any one company or sub-sector having a disproportionate impact on the value of our portfolio.

  •
  Viable exit strategy. We will attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions. We expect that a large portion of our portfolio may be sold on this secondary market for the foreseeable future, depending on market conditions. For any investments that are not able to be sold within this market, we intend to focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

        See "Investment Objectives and Strategy" for additional information regarding our investment strategy.

Competitive Strengths

        We believe that we offer our investors the following competitive strengths:

        Global platform with seasoned investment professionals.    FS Advisor's senior management team believes that the breadth and depth of its experience, together with the wider resources of GSO's investment team which is dedicated to sourcing, structuring, executing, monitoring and harvesting a broad range of private investments, provides us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities worldwide.

        Long-term investment horizon.    Our long-term investment horizon gives us greater flexibility, which we believe will allow us to maximize returns on our investments. Unlike most private equity and venture capital funds, we will not be required to return capital to our shareholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, will provide us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

        GSO transaction sourcing capability.    FS Advisor will seek to leverage GSO's significant access to transaction flow. GSO seeks to generate investment opportunities through syndicate and club deals (generally, investments made by a small group of investment firms) and, subject to regulatory constraints as discussed under "—FS Energy and Power Fund," also through GSO's proprietary origination channels. GSO also has a significant trading platform allowing us access to the secondary market for investment opportunities.

        Disciplined, income-oriented investment philosophy.    FS Advisor and GSO will employ a conservative investment approach focused on current income and long-term investment performance. This investment approach will involve a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining potential for long-term capital appreciation.

        Investment expertise across all levels of the corporate capital structure.    FS Advisor and GSO believe that their broad expertise and experience investing at all levels of a company's capital structure will afford us numerous approaches to managing risk while preserving the opportunity for significant returns on our investments. We will attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions. In addition, we plan to leverage this broad-ranging capability to enable us to provide Energy companies with financing that most closely aligns with their particular capital needs. We believe that such flexibility is valuable to Energy companies and provides FSEP with a competitive advantage over other capital providers that are more limited in the securities in which they invest.

Plan of Distribution

        This is a continuous offering of our common shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years. This offering must be registered in every state in which we offer or sell common shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling common shares in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of common shares but will use its best efforts to sell the common shares offered. The minimum permitted purchase is $5,000. Pursuant to this prospectus, we are required to raise at least $2.5 million, all of which must be from purchasers not affiliated with us or FS Advisor, within one year from the commencement of our offering in order to meet the minimum offering requirement. Upon satisfying the minimum offering requirement, offering proceeds will be released to us and we will commence operations. In addition, pursuant to a private placement of our common shares to certain members of our board of trustees and individuals or entities affiliated with FS Advisor and GSO, we will issue an aggregate of approximately 2,222,222 common shares for aggregate proceeds of approximately $20.0 million, upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $22.5 million.

        We are offering our common shares on a continuous basis at an initial offering price of $10.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that common shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.fsenergyandpowerfund.com.

        A decline in our net asset value per share to an amount more than 5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of trustees, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of trustees believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of trustees will undertake to establish a new net offering price that is not more than 5% above our net asset value per share. If our board of trustees determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase common shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 5%.

        FS2 Capital Partners, LLC will act as the dealer manager in connection with the sale of common shares registered in this offering. The dealer manager was formed in 2007 and is an affiliate of FS Advisor. FS2 Capital Partners, LLC also serves as the dealer manager in the initial public offering of shares of common stock of Franklin Square Holdings' first affiliated business development company, FS Investment Corporation.

        To purchase common shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $5,000 and pay such amount at the time of subscription. Prior to our meeting the minimum offering requirement, you should make your check payable to "UMB Bank, N.A., as escrow agent for FS Energy and Power Fund." Subsequent to our meeting the minimum offering requirement, you should make your check payable to "UMB Bank, N.A., as agent for FS Energy and Power Fund." Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. Subscriptions received prior to our meeting the minimum offering requirement will be deposited into an interest-bearing account. See "—How to Subscribe."

Suitability Standards

        Pursuant to applicable state securities laws, our common shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. We do not expect there to be any public market for our common shares in the foreseeable future, which means that it may be difficult to sell your common shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor's overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective shareholder's overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the common shares, (d) the background and qualifications of FS Advisor and GSO and (e) the tax consequences of the investment. For additional information, including special suitability standards for residents of certain states, see "Suitability Standards."

How to Subscribe

        Investors who meet the suitability standards described herein may purchase our common shares. Investors seeking to purchase our common shares should proceed as follows:

  •
  Read this entire prospectus and any appendices and supplements accompanying this prospectus.

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  Complete the execution copy of the subscription agreement provided by your financial representative. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

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  Deliver a check for the full purchase price of the common shares being subscribed for, along with the completed subscription agreement, to the selected broker-dealer. Prior to our meeting the minimum offering requirement, you should make your check payable to "UMB Bank, N.A., as escrow agent for FS Energy and Power Fund." Subsequent to our meeting the minimum offering requirement, you should make your check payable to "UMB Bank, N.A., as agent for FS Energy and Power Fund." After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan.

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  By executing the subscription agreement and paying the total purchase price for the common shares subscribed for, each investor attests that he meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.

        Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 15 days of receipt by us and, if rejected, all funds shall be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for common shares until at least five business days after the date you receive a final prospectus.

        An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

        Pending meeting the minimum offering requirement, all subscription payments will be placed in an account held by our escrow agent, UMB Bank, N.A., in trust for our subscribers' benefit, pending release to us. If we do not raise gross offering proceeds of $2.5 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering common shares.

Estimated Use of Proceeds

        We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. The remainder will be used for working capital and general corporate purposes. There can be no assurance we will be able to sell all the common shares we are registering. If we sell only a portion of the common shares we are registering, we may be unable to achieve our investment objectives or provide diversification of our portfolio. Pending investment of the proceeds raised in this offering, we will invest the net proceeds primarily in short-term securities consistent with our business development company election and our election to be taxed as a RIC. During this time, we may employ a portion of the net proceeds to pay operating expenses, distributions to shareholders, and for general corporate purposes. See "Estimated Use of Proceeds."

Share Repurchase Program

        We do not currently intend to list our common shares on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, shareholders should not expect to be able to sell their common shares promptly or at a desired price. See "Share Repurchase Program."

        Beginning with the first calendar quarter following the one-year anniversary of the date that we meet the minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase common shares on such terms as may be determined by our board of trustees unless, in the judgment of the independent trustees of our board of trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the 1940 Act. In months in which we repurchase common shares, we will conduct repurchases on the same date that we hold our first semi-monthly closing for the sale of common shares in this offering. The offer to repurchase common shares is conducted solely through tender offer materials mailed to each shareholder and is not being made through this prospectus.

        We currently intend to limit the number of common shares to be repurchased during any calendar year to the number of common shares we can repurchase with the proceeds we receive from the sale of our common shares under our distribution reinvestment plan. At the discretion of our board of trustees, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase common shares. In addition, we will limit the number of common shares to be repurchased in any calendar year to 10% of the weighted average number of common shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of common shares that we offer to repurchase may be less in light of the limitations noted above. We will offer to repurchase such common shares at a price equal to 90% of the offering price in effect on each date of repurchase.

        In connection with its consideration of whether to conduct such tender offers, our board of trustees will consider any requests it has received from shareholders. If you wish to tender your common shares to be repurchased, you must either tender at least 25% of the common shares you purchased in the offering or all of the common shares that you own. If you choose to tender only a portion of your common shares, you must maintain a minimum balance of $5,000 worth of common shares following a tender of common shares for repurchase. If the amount of repurchase requests exceeds the number of common shares we seek to repurchase, we will repurchase common shares on a pro-rata basis. As a result, we may repurchase less than the full amount of common shares that you request to have repurchased. If we do not repurchase the full amount of your common shares that you have requested to be repurchased, or we determine not to make repurchases of our common shares, you may not be able to dispose of your common shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code and the 1940 Act.

        While we intend to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time. We intend to seek relief from Regulation M under the Exchange Act from the Division of Trading and Markets of the SEC in connection with our proposed share repurchase program. See "Share Repurchase Program."

Liquidity Strategy

        We intend to seek to complete a liquidity event for our shareholders within five years following the completion of our offering stage, although we may determine to complete a liquidity event earlier. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our common shares on a national securities exchange or (3) a merger or another transaction approved by our board of trustees in which our shareholders will receive cash or shares of a publicly traded company. We refer to the aforementioned scenarios as "liquidity events." While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our shareholders, our board of trustees, including our independent trustees, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our common shares, internal management considerations and the potential for shareholder liquidity. If we determine to pursue a listing of our common shares on a national securities exchange in the future, at that time we may consider either an internal or an external management structure.

        Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your common shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the common shares being repurchased. See "Share Repurchase Program" for a detailed description of our share repurchase program.

Advisory Fees

        FS Advisor and GSO will be compensated for their services. Under the investment advisory and administrative services agreement, FS Advisor is entitled to a fee consisting of two components—a base management fee and an incentive fee. The base management fee is payable quarterly in arrears, and is calculated at an annual rate of 2.0% of the average value of our gross assets.

        The incentive fee consists of three parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our "pre-incentive fee net investment income" for the immediately preceding quarter and will be subordinated to a preferred return on adjusted capital equal to 1.625% per quarter, or an annualized rate of 6.5%.

        The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of FSEP and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

        The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of FSEP in excess of adjusted capital, as calculated immediately prior to liquidation. See "Investment Advisory and Administrative Services Agreement—Overview of FS Advisor—Advisory Fees."

        See "Investment Advisory and Administrative Services Agreement—Overview of GSO" for a description of the investment sub-advisory agreement and the fees payable to GSO by FS Advisor pursuant to such agreement.

Administration

        FS Advisor will be reimbursed for administrative expenses it incurs on our behalf. See "Administrative Services."

Conflicts of Interest

        FS Advisor, GSO and certain of their affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

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  The directors, officers and other personnel of FS Advisor allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating FS Investment Corporation;

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  The compensation payable by us to FS Advisor and other affiliates will be approved by our board of trustees consistent with the exercise of the requisite standard of care applicable to trustees under Delaware law and our declaration of trust and bylaws. Such compensation is payable, in most cases, whether or not our shareholders receive distributions;

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  We may compete with certain affiliates for investments, including FS Investment Corporation, subjecting FS Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf;

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  Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our shareholders, FS Advisor and GSO will receive base management fees in connection with the management of our portfolio and may receive incentive fees in connection with the sale of our portfolio companies;

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  Because the dealer manager, FS2 Capital Partners, LLC, is an affiliate of FS Advisor, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review;

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  The personnel of GSO allocate their time between assisting FS Advisor in connection with identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in their capacity as parent of the sub-adviser to FS Investment Corporation;

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  We may compete with other funds managed by affiliates of GSO for investment opportunities, subjecting GSO and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions to FS Advisor;

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  From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which FS Advisor or GSO provide investment management services or carry on investment activities may make investments at different levels of an investment entity's capital structure or otherwise in different classes of an issuer's securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;

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  FS Advisor, GSO and their respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be similar to ours;

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  GSO and its affiliates may have existing business relationships or access to material, non-public information that would prevent GSO from recommending certain investment opportunities that would otherwise fit within our investment objectives;

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  FS Advisor, GSO and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of FS Advisor and GSO. Affiliates of GSO, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of GSO have no obligation to make their originated investment opportunities available to us; and

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  To the extent permitted by the 1940 Act and staff interpretations, FS Advisor may seek to have us and one or more other investment accounts managed by FS Advisor, GSO or any of their respective affiliates participate in an investment opportunity. We intend to seek exemptive relief from the SEC to engage in co-investment transactions with FS Advisor, GSO and/or their respective affiliates. However, there can be no assurance that we will obtain such exemptive relief. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, FS Advisor and/or GSO, as applicable, will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate.

Risk Factors

        An investment in our common shares involves a high degree of risk and may be considered speculative. You should carefully consider the information found in "Risk Factors" before deciding to invest in our common shares. The following are some of the risks an investment in us involves:

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  We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives.

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  While the management team of FS Advisor consists of the same personnel that form the investment and operations team of FB Income Advisor, LLC, the adviser to FS Investment Corporation, FS Advisor is a new entity and has no prior experience managing a BDC or a RIC.

    Therefore, FS Advisor may not be able to successfully operate our business or achieve our investment objectives.

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  Economic activity in the United States was impacted by the global financial crisis of 2008 and has yet to fully recover. These conditions may make it more difficult for us to achieve our investment objectives.

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  Because there is no public trading market for our common shares and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your common shares.

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  While we intend to conduct quarterly tender offers for a limited number of our common shares pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of achieving the minimum offering requirement, we may suspend or terminate the share repurchase program at any time.

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  The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes.

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  We intend to qualify as a RIC but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

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  As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

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  We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.

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  Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of Energy companies. The revenues, income (or losses) and valuations of Energy companies can fluctuate suddenly and dramatically due to a number of environmental, regulatory, political and general market risks, which will impact our financial performance.

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  A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of trustees and, as a result, there will be uncertainty as to the value of our portfolio investments.

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  We have not identified specific investments that we will make with the proceeds of this offering, and therefore you will not have the opportunity to evaluate our investments prior to purchasing our common shares.

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  We intend to invest primarily in income-oriented securities of privately-held Energy companies within the United States, including small and middle market companies. We currently intend to weight our portfolio towards senior and subordinated debt, but our portfolio may also include select income-oriented preferred or common equity interests that we believe will produce both current income and long-term capital appreciation. The senior debt in which we invest will typically be secured by assets of the issuing company. The collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal. Subordinated debt investments are typically unsecured, as are preferred and common equity interests, and this may involve a heightened level of risk, including a loss of principal or the loss of the entire investment.

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  The potential for FS Advisor to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on gross assets, FS Advisor may have an incentive to increase portfolio leverage in order to earn higher base management fees. In addition, since GSO will receive a portion of the advisory fees paid to FS Advisor, GSO may have an incentive to recommend investments that are riskier or more speculative.

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  This is a "best efforts" offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.

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  FS Advisor, its affiliates and GSO face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in our shareholders' best interests.

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  After meeting the minimum offering requirement, the purchase price at which you may purchase common shares will be determined at each semi-monthly closing date. As a result, such purchase price may be higher than the prior semi-monthly closing price per share, and therefore you may receive a smaller number of common shares than if you had subscribed at the prior semi-monthly closing price.

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  In the event of a decline in our net asset value, the board of trustees may elect not to reduce our net offering price per share. As a result, your purchase price may be materially higher than the Company's current net asset value per share.

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  We may borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities.

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  Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of any losses suffered by a few of these investments.

        See "Risk Factors" beginning on page 30 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our common shares.

Reports to Shareholders

        Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.fsenergyandpowerfund.com and on the SEC's website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Distributions

        Subject to our board of trustees' discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a semi-monthly or monthly basis and pay such distributions on either a monthly or quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We will then calculate each shareholder's specific distribution amount for the period using record and declaration dates and distributions will begin to accrue on the date we accept each shareholder's subscription for our common shares. From time to time, we may also pay interim special distributions in cash or in our common shares at the discretion of our board of trustees. For example, our board of trustees may periodically declare share distributions in order to reduce our NAV per share if necessary to ensure that we do not sell common shares at a price below NAV per share. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. Each year a statement on Form 1099-DIV identifying the source of the distribution will be mailed to our shareholders. There can be no assurance that we will be able to pay distributions at a specific rate or at all. See "Material U.S. Federal Income Tax Considerations."

        We intend to make our ordinary distributions in the form of cash, out of assets legally available, unless shareholders elect to receive their distributions in additional common shares under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. shareholder. If shareholders hold common shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional common shares.

Distribution Reinvestment Plan

        We have adopted an "opt in" distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional common shares. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution reinvestment plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of trustees authorizes, and we declare, a cash distribution, then if you have "opted in" to our distribution reinvestment plan you will have your cash distributions reinvested in additional common shares, rather than receiving the cash distributions. We expect to coordinate distribution payment dates so that the same price that is used for the semi-monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase common shares at a price equal to 95% of the price that common shares are sold in the offering at the semi-monthly closing immediately following the distribution payment date. See "Distribution Reinvestment Plan." No commissions or fees will be assessed pursuant to our distribution reinvestment plan.

Taxation

        We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our shareholders from our tax earnings and profits. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Material U.S. Federal Income Tax Considerations."

Corporate Information

        Our principal executive offices are located at 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104. We maintain a website at www.fsenergyandpowerfund.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "FS Energy and Power Fund," or that "we" will pay fees or expenses, shareholders will indirectly bear such fees or expenses as investors in us.

Shareholder Transaction Expenses:

Expenses (as a percentage of offering price)(1)
Sales load to dealer manager(2)	10.0%
Offering expenses(3)	1.5%
Total shareholder transaction expenses	11.5%

Annual expenses (as a percentage of average net assets attributable to common shares)(1)
Management fee(4)	3.0%
Incentive fees payable under our investment advisory and administrative services agreement (up to 20% on income, subject to a hurdle rate of 6.5% annualized, and 20% on capital gains)(5)	0.0%
Interest payments on borrowed funds(6)	1.5%
Other expenses(7)	1.7%
Acquired fund fees and expenses(8)	0.0%
Total Annual Expenses	6.2%

Example

        The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in our common shares. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that shareholders would pay a selling commission of 7.0% and a dealer manager fee of 3.0% with respect to common shares sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:(1)	$142	$198	$255	$404

        The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan will receive a number of our common shares determined by dividing the total dollar amount of the distribution payable to a participant by the greater of 95% of the most recent offering price or at such price necessary to ensure that common shares are not sold at a price that is below net asset value per share. See "Distribution Reinvestment Plan" for additional information regarding our distribution reinvestment plan. See "Plan of Distribution" for additional information regarding shareholder transaction expenses.

(1)
Amount assumes that we sell $100 million worth of our common shares during the following twelve months, that our net offering proceeds from such sales equal $88.5 million, that our average net assets during such period equal one-half of the net offering proceeds, or $44.25 million, and that we borrow funds equal to 50% of our average net assets during such period, or $22.125 million. Actual expenses will depend on the number of common shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets, would be significantly higher. There can be no assurance that we will sell $100 million worth of our common shares during the following twelve months.

(2)
"Sales load" includes selling commissions of 7.0% and dealer manager fees of 3.0%.

(3)
Amount reflects estimated offering expenses to be paid by us of up to $1,500,000 if we raise $100 million in gross proceeds.

(4)
Our base management fee under the investment advisory and administrative services agreement will be payable quarterly in arrears, and will be calculated at an annual rate of 2.0% of the average value of our gross assets, which are assumed to equal 150% of our average net assets as described in Note (1) above. The figure in the table is calculated on the basis of our average net assets over the following twelve months and illustrates the effect of leverage. See "Investment Advisory and Administrative Services Agreement—Overview of FS Advisor—Advisory Fees."

(5)
Based on our current business plan, we anticipate that we may have capital gains and interest income that could result in the payment of an incentive fee to FS Advisor in the following twelve months. However, the incentive fee payable to FS Advisor is based on our performance and will not be paid unless we achieve certain performance targets. As we cannot predict whether we will meet the necessary performance targets, we have assumed that no incentive fee will be paid for purposes of this chart. We expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies, and realize capital gains upon the sale of investments in our portfolio companies.

The incentive fee will consist of three parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our "pre-incentive fee net investment income" for the immediately preceding quarter and will be subordinated to a preferred return on adjusted capital equal to 1.625% per quarter, or an annualized rate of 6.5%. Because the example above assumes a 5.0% annual return, as required by the SEC, no subordinated incentive fee on income would be payable in the following twelve months.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of FSEP and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of FSEP in excess of adjusted capital, as calculated immediately prior to liquidation. See "Investment Advisory and Administrative Services Agreement—Overview of FS Advisor—Advisory Fees" for a full explanation of how this incentive fee is calculated.

(6)
We may borrow funds to make investments, including before we have fully invested the initial proceeds of this offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to 50% of our average net assets (including such borrowed funds) during such period and that the annual interest rate on the amount borrowed is 3.0%.

Our ability to incur leverage during the following twelve months depends, in large part, on the amount of money we are able to raise through the sale of common shares registered in this offering and capital markets conditions.

(7)
Other expenses include accounting, legal and auditing fees as well as the reimbursement of the compensation of our chief compliance officer and other administrative personnel and fees payable to our independent trustees. The amount presented in the table estimates the amounts that will be paid during the twelve months following the commencement of our operations and does not include preferred pricing arrangements we may receive from certain parties as a newly-formed entity.

(8)
We have no current intention during the following twelve months to invest in the securities or other investment instruments of public investment companies or BDCs or private investment companies. If we were to make such investments, we would incur fees and our shareholders would pay two levels of fees. As we have no current intention of making any such investments, any estimate of the amount of such fees would be highly speculative.

COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISER

        The dealer manager receives compensation and reimbursement for services relating to this offering, and we compensate FS Advisor for the investment and management of our assets. The most significant items of compensation, fees, expense reimbursements and other payments that we expect to pay to these entities and their affiliates are included in the table below. The selling commissions and dealer manager fee may vary for different categories of purchasers. See "Plan of Distribution." This table assumes the common shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the base management fee, the subordinated incentive fee on income, the incentive fee on capital gains during operations and the subordinated liquidation incentive fee are calculated, see "Investment Advisory and Administrative Services Agreement—Overview of FS Advisor—Advisory Fees."

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (150,000,000 Common Shares)(1)
Fees to the Dealer Manager
Sales Load
Selling commissions(2)	7.0% of gross offering proceeds from the offering; all selling commissions are expected to be re-allowed to selected broker-dealers.	$105,000,000
Dealer manager fee(2)	Up to 3.0% of gross proceeds, all or a portion of which may be re-allowed to selected broker-dealers.	$45,000,000
Reimbursement to Our Investment Adviser
Other organization and offering expenses(3)	We reimburse FS Advisor for the organizational and offering costs it has incurred on our behalf only to the extent that the reimbursement would not cause the selling commissions, dealer manager fee, accountable due diligence expenses and the other organizational and offering expenses borne by us to exceed 15.0% of the gross offering proceeds as the amount of proceeds increases. Based on our current estimate, we estimate that these expenses would be $22.5 million, or 1.5% of the gross offering proceeds, if we use the maximum amount offered.	$22,500,000

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (150,000,000 Common Shares)(1)
Investment Adviser Fees
Base management fee	The base management fee is calculated at an annual rate of 2.0% of our average gross assets and payable quarterly in arrears. The base management fee may or may not be taken in whole or in part at the discretion of FS Advisor. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in any such other quarter prior to the occurrence of a liquidity event as FS Advisor shall determine.	$26,550,000
Subordinated incentive fee on income

The subordinated incentive fee on income is calculated and payable quarterly in arrears based upon our "pre-incentive fee net investment income" for the immediately preceding quarter, and will be subordinated to a preferred return on adjusted capital equal to 1.625% per quarter (an annualized rate of 6.5%).(4) No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the preferred quarterly return of 1.625%, or the preferred quarterly return, on adjusted capital. For any calendar quarter in which pre-incentive fee net investment income is greater than the preferred quarterly return, but less than 2.031%, the subordinated incentive fee on income shall equal the amount of pre-incentive fee net investment income in excess of the preferred quarterly return. This fee is referred to as the

		These amounts cannot be estimated since they are based upon the performance of the assets held by FSEP. FSEP has not commenced operations and has no prior performance.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (150,000,000 Common Shares)(1)

catch-up(5) and provides an increasing fee, but is in no event greater than the 20.0% of the pre-incentive fee net investment income, as the pre-incentive fee net investment income increases from a 1.625% to a 2.031% quarterly return on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.031% of adjusted capital, the subordinated incentive fee on income shall equal 20.0% of pre-incentive fee net investment income. For purposes of this fee, adjusted capital shall mean cumulative gross proceeds generated from sales of our common shares (including our distribution reinvestment plan) reduced for distributions to investors of proceeds from non-liquidating dispositions of our investments and amounts paid for share repurchases pursuant to our share repurchase program.

Incentive fee on capital gains during operations

An incentive fee on capital gains earned on liquidated investments of the portfolio during operations prior to a liquidation of FSEP will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement) and will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the

These amounts cannot be estimated since they are based upon the performance of the assets held by FSEP. FSEP has not commenced operations and has no prior performance.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (150,000,000 Common Shares)(1)
aggregate amount of any previously paid capital gain incentive fees.
Subordinated liquidation incentive fee	The subordinated liquidation incentive fee will equal 20.0% of the net proceeds from a liquidation of FSEP in excess of adjusted capital, as measured immediately prior to liquidation.	These amounts cannot be estimated since they are based upon the performance of the assets held by FSEP. FSEP has not commenced operations and has not commenced a liquidation of its assets.
Other Expenses
Other operating expenses

We will reimburse the expenses incurred by FS Advisor in connection with its provision of administrative services provided to us, including the compensation payable by FS Advisor to our chief compliance officer and other administrative personnel of FS Advisor. We will not reimburse FS Advisor for personnel costs in connection with services for which FS Advisor receives a separate fee. In addition, we will not reimburse FS Advisor for (i) rent or depreciation, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of FS Advisor.

We have estimated these annual expenses to be approximately $8,000,000. Actual amounts may be lower or higher than this.

(1)
Assumes all common shares are sold at the initial offering price of $10.00 per share with no reduction in selling commissions or dealer manager fees.

(2)
The selling commission and dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. No selling commission or dealer manager fee will be paid in connection with sales under our distribution reinvestment plan.

(3)
The organizational and offering expense reimbursement consists of costs incurred by FS Advisor and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our selected broker-dealers, marketing expenses, salaries and direct expenses of its employees, employees of its affiliates and others while engaged in registering and marketing the common shares, which shall include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by FS Advisor. FS Advisor shall be responsible for the payment of our cumulative organizational and offering expenses to the extent they exceed 1.5% of the aggregate proceeds from the offering, without recourse against or reimbursement by us.

(4)
A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee preferred return and may result in an increase in the amount of incentive fees payable to FS Advisor.

(5)
As the quarterly pre-incentive fee net investment income rises from 1.625% to 2.031%, the "catch-up" feature allows FS Advisor to recoup the fees foregone as a result of the existence of the investor's preferred quarterly return.

        Certain of the advisory fees payable to FS Advisor are not based on the performance of our investments. See "Investment Advisory and Administrative Services Agreement" and "Certain Relationships and Related Party Transactions" for a more detailed description of the fees and expenses payable to FS Advisor, the dealer manager and their affiliates and the conflicts of interest related to these arrangements.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

        Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See "Prospectus Summary" and the remainder of this prospectus for more detailed information about our structure, our business and this offering.

Q:    What is a "BDC"?

A:
BDCs are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as well as the Securities Act of 1933, as amended, or the Securities Act, and the Exchange Act. BDCs make investments in private or thinly-traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and generally elect to be taxed as "regulated investment companies" for federal tax purposes.

Q:    What is a "RIC"?

A:
A "RIC" is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its shareholders from its tax earnings and profits. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its shareholders, for each taxable year, at least 90% of its "investment company taxable income," which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See "Material U.S. Federal Income Tax Considerations" for more information regarding RICs.

Q:    Who will choose which investments to make?

A:
All investment decisions will be made by FS Advisor and will require the unanimous approval of its investment committee. The members of FS Advisor's investment committee are Messrs. Forman, Adelman, Stahlecker and Conley. Pursuant to an investment sub-advisory agreement with FS Advisor, GSO acts as our sub-adviser, and will make investment recommendations for our benefit to FS Advisor. Our board of trustees, including a majority of independent trustees, oversees and monitors our investment performance. Beginning with the second anniversary of the date of the investment advisory and administrative services agreement, our board of trustees will annually review the compensation we pay to FS Advisor and the compensation FS Advisor pays to GSO to determine that the provisions of the investment advisory and administrative services agreement and the investment sub-advisory agreement, respectively, are carried out.

Q:    What is the experience of FS Advisor and GSO?

A:
Our investment activities are managed by FS Advisor, who oversees the management of our activities, and GSO, who assists with the day-to-day management of our investment operations. FS Advisor is a subsidiary of our affiliate, Franklin Square Holdings. FS Advisor's senior management team has significant experience across private lending, private equity and real estate investing, including experience advising and managing a BDC through their management of FB Income Advisor, LLC, the investment adviser to FS Investment Corporation. See "Management" for more information on the experience of the members of the senior management team.

  From 2005 through 2010, funds managed by GSO have invested approximately $7.5 billion in Energy companies, including approximately $4.9 billion in secured loans, $1.5 billion in bonds, $1.0 billion in equity, and $100 million in bankruptcy claims. As sub-adviser, GSO will utilize its experience in Energy investing and make recommendations to FS Advisor in a manner that is consistent with its existing investment and monitoring processes. See "Investment Advisory and Administrative Services Agreement—Overview of GSO" for more information on GSO.

Q:    How does a "best efforts" offering work?

A:
When common shares are offered to the public on a "best efforts" basis, the broker-dealers participating in the offering are only required to use their best efforts to sell our common shares. Broker-dealers do not have a firm commitment or obligation to purchase any of the common shares.

Q:    How long will this offering last?

A:
This is a continuous offering of our common shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years. This offering must be registered in every state in which we offer or sell common shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling common shares in any state in which our registration is not annually renewed or otherwise extended. Your ability to purchase common shares and submit common shares for repurchase will not be affected by the expiration of this offering and the commencement of a new one.

Q:
What happens if you do not raise a minimum of $2.5 million in this offering?

A:
We will not sell any common shares unless we sell a minimum of $2.5 million in common shares, all of which must be from persons who are not affiliated with us or FS Advisor, by                                    , 2012 (one year from the date of this prospectus). Purchases by our trustees, officers and any affiliates of us or FS Advisor will not count toward meeting this minimum threshold. Pending satisfaction of this minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers' benefit, pending release to us. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest) to subscribers, and we will stop offering common shares. We will not deduct any fees if we return funds from the escrow account. If we meet the minimum offering amount requirement, the proceeds held in escrow, plus interest, will be released to us. In addition, pursuant to a private placement of our common shares to certain members of our board of trustees and individuals or entities affiliated with FS Advisor and GSO, we will issue an aggregate of approximately 2,222,222 common shares for aggregate proceeds of approximately $20.0 million, upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $22.5 million. See "Plan of Distribution."

Q:    Will I receive a share certificate?

A:
No. Our board of trustees has authorized the issuance of our common shares without certificates. We expect that we will not issue common shares in certificated form, although we may decide to issue certificates at such time, if ever, as we list our common shares on a national securities exchange. We anticipate that all of our common shares will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of share certificates and reduces the offering costs.

Q:    Who can buy common shares in this offering?

A:
In general, you may buy our common shares pursuant to this prospectus if you have either (1) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (2) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor's overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective shareholder's overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the common shares, (d) the background and qualifications of FS Advisor and GSO and (e) the tax consequences of the investment.

  Generally, you must purchase at least $5,000 of our common shares. Certain volume discounts may be available for large purchases. See "Plan of Distribution." After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of at least $500, except for purchases made pursuant to our distribution reinvestment plan. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under "Suitability Standards."

  Our affiliates may also purchase our common shares. The selling commission and the dealer manager fee that are payable by other investors in this offering will be reduced or waived for certain purchasers, including our affiliates.

Q:    How do I subscribe for common shares?

A:
If you meet the suitability standards and choose to purchase common shares in this offering, you will need to (1) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (2) pay for the common shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected by us within 15 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.

Q:    Is there any minimum initial investment required?

A:
Yes. To purchase common shares in this offering, you must make an initial purchase of at least $5,000. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our common shares in this offering must be in amounts of at least $500 except for additional purchases pursuant to our distribution reinvestment plan. See "Plan of Distribution."

Q:    Can I invest through my IRA, Keogh or after-tax deferred account?

A:
Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing common shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing common shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See "Suitability Standards" for more information.

Q:    How will the payment of fees and expenses affect my invested capital?

A:
The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to shareholders. The payment of fees and expenses will also reduce the book value of your common shares.

Q:    Will the distributions I receive be taxable?

A:
Cash distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares. To the extent such distributions paid by us to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a current maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. shareholder's holding period for his, her or its common shares and regardless of whether paid in cash or reinvested in additional common shares. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder's adjusted tax basis in such shareholder's common shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. We do not expect that special share distributions that we pay ratably to all investors from time to time, if any, will be taxable.

Q:    When will I get my detailed tax information?

A:
We will send to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts to be included in such U.S. shareholder's taxable income for such year as ordinary income and as long-term capital gain.

Q:    Will I be notified on how my investment is doing?

A:
Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.fsenergyandpowerfund.com and on the SEC's website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Q:    Will I be able to sell my common shares in a secondary market?

A:
We do not currently intend to list our common shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. Because of the lack of a trading market for our common shares, holders of common shares may not be able to sell their common shares promptly or at a desired price. If you are able to sell your common shares, you may have to sell them at a discount to the purchase price of your common shares.

Q:    Are there any restrictions on the transfer of common shares?

A:
No. Common shares will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. However, we do not currently intend to list our common shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. We intend to institute a share repurchase program, but we will limit the number of common shares that we will offer to repurchase. As a result, your ability to sell your common shares will be limited and you may not receive a full return of invested capital upon selling your common shares. We will not charge for transfers of our common shares except for necessary and reasonable costs actually incurred by us. See "Risk Factors—Risks Related to an Investment in Our Common Shares."

Q:    Will I otherwise be able to liquidate my investment?

A:
We intend to seek to complete a liquidity event for holders of our common shares within five years following the completion of our offering stage, although we may determine to complete a liquidity event earlier. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public equity offering in any continuous two year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our common shares on a national securities exchange, or (3) a merger or another transaction approved by our board of trustees in which holders of our common shares will receive cash or shares of a publicly traded company. While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe.

Q:    Who can help answer my questions?

A:
If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact your registered representative or the dealer manager at:

FS2 Capital Partners, LLC
Cira Centre
2929 Arch Street, Suite 675
Philadelphia, PA 19104
(215) 495-1150
Attention: Investor Services

RISK FACTORS

        Investing in our common shares involves a number of significant risks. In addition to the other information contained in this Prospectus, you should consider carefully the following information before making an investment in our common shares. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common shares could decline, and you may lose all or part of your investment.

Risks Relating to an Investment in Our Common Shares

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer common shares than anticipated if our board of trustees determines to increase the offering price to comply with the requirement that we avoid selling common shares below net asset value per share.

        After meeting the minimum offering requirement, the purchase price at which you purchase common shares will be determined at each semi-monthly closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the net asset value of our common shares. As a result, in the event of an increase to our net asset value per share, your purchase price may be higher than the prior semi-monthly closing price per share, and therefore you may receive a smaller number of common shares than if you had subscribed at the prior semi-monthly closing price. See "Determination of Net Asset Value."

Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their common shares if our board of trustees does not decrease the offering price in the event of a decline to our NAV per share.

        After meeting the minimum offering requirement, the purchase price at which you purchase common shares will be determined at each semi-monthly closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the net asset value of our common shares. In the event of a decrease to our net asset value per share, you could pay a premium of more than 5% for your common shares if our board of trustees does not decrease the offering price. A decline in our net asset value per share to an amount more than 5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of trustees, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of trustees believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of trustees will undertake to establish a new net offering price that is not more than 5% above our net asset value per share.

This is a "best efforts" offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

        This offering is being made on a best efforts basis, whereby the dealer manager and broker-dealers participating in the offering are only required to use their best efforts to sell our common shares and have no firm commitment or obligation to purchase any of the common shares. Even though we have established a minimum size of our offering necessary for us to release funds from the escrow account and utilize subscription funds, such amount will not, by itself, be sufficient for us to purchase a diversified portfolio of investments. To the extent that less than the maximum number of common shares is subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

The common shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase common shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your common shares.

        The common shares offered by us are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the foreseeable future. We intend to seek to complete a liquidity event for our shareholders within five years following the completion of our offering stage. However, there can be no assurance that we will complete a liquidity event within such time or at all. We expect that our board of trustees, in the exercise of its fiduciary duty to our shareholders, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such an event is in the best interests of our shareholders. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our common shares on a national securities exchange or (3) a merger or another transaction approved by our board of trustees in which our shareholders will receive cash or shares of a publicly traded company.

        Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for investors to achieve liquidity, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the common shares being repurchased. See "Share Repurchase Program" for a detailed description of our share repurchase program.

        In making the decision to apply for listing of our common shares, our trustees will try to determine whether listing our common shares or liquidating our assets will result in greater value for our shareholders. In making a determination of what type of liquidity event is in the best interest of our shareholders, our board of trustees, including our independent trustees, may consider a variety of criteria, including, but not limited to, market conditions, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our common shares, internal management requirements to become a perpetual life company and the potential for shareholder liquidity. If our common shares are listed, we cannot assure you that a public trading market will develop. Further, even if we do complete a liquidity event, you may not receive a return of all of your invested capital.

We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for an investor to sell his or her common shares.

        We intend to seek to complete a liquidity event for our shareholders within five years following the completion of our offering stage. We expect that our board of trustees, in the exercise of the requisite standard of care applicable to trustees under Delaware law and our declaration of trust and bylaws, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such a transaction is in the best interests of our shareholders. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our common shares on a national securities exchange or (3) a merger or another transaction approved by our board of trustees in which our shareholders will receive cash or shares of a publicly traded company. However, there can be no assurance that we will complete a liquidity event within such time or at all. If we do not successfully complete a liquidity event, liquidity for an investor's common shares will be limited to our share repurchase program, which we have no obligation to maintain.

We established the initial offering price for our common shares on an arbitrary basis, and the offering price may not accurately reflect the value of our assets.

        The price of our common shares prior to meeting the minimum offering requirement was established on an arbitrary basis and is not based on the amount or nature of our assets or our book value. Therefore, at any given time, the offering price may be higher than the value of our interests in portfolio companies. Pursuant to our pricing policy, you will be notified upon a NAV decline of more than 5% below the offering price.

The dealer manager in our continuous offering may be unable to sell a sufficient number common shares for us to achieve our investment objectives.

        The dealer manager for our public offering is FS2 Capital Partners, LLC, or our dealer manager. Our dealer manager has limited experience selling shares on behalf of a BDC. There is no assurance that it will be able to sell a sufficient number of common shares to allow us to have adequate funds to purchase a diversified portfolio of investments and generate income sufficient to cover our expenses. As a result, we may be unable to achieve our investment objectives, and you could lose some or all of the value of your investment.

Because the dealer manager is one of our affiliates, you will not have the benefit of an independent due diligence review of us, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty you face as a shareholder.

        The dealer manager, FS2 Capital Partners, LLC, is one of our affiliates. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering.

Our ability to successfully conduct our continuous offering is dependent, in part, on the ability of the dealer manager to successfully establish, operate and maintain a network of broker-dealers.

        The success of our public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of the dealer manager to establish and maintain a network of licensed securities broker-dealers and other agents to sell our common shares. If the dealer manager fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement, we intend to offer to repurchase your common shares on a quarterly basis. As a result you will have limited opportunities to sell your common shares and, to the extent you are able to sell your common shares under the program, you may not be able to recover the amount of your investment in our common shares.

        Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement, we intend to commence tender offers to allow you to tender your common shares on a quarterly basis at a price equal to 90% of our public offering price in effect on the date of repurchase. The share repurchase program will include numerous restrictions that limit your ability to sell your common shares. We intend to limit the number of common shares repurchased pursuant to our proposed share repurchase program as follows: (1) we currently intend to limit the number of common shares to be repurchased during any calendar year to the number of common shares we can repurchase with the proceeds we receive from the sale of our common shares under our distribution reinvestment plan, although at the discretion of our board of trustees, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase common shares; (2) we will not repurchase common shares in any calendar year in excess of 10% of the weighted average number of common shares outstanding in the prior calendar year, or 2.5% in each quarter; (3) unless you tender all of your common shares, you must tender at least 25% of the amount of common shares you have purchased in the offering and must maintain a minimum balance of $5,000 subsequent to submitting a portion of your common shares for repurchase by us; and (4) to the extent that the number of common shares put to us for repurchase exceeds the number of common shares that we are able to purchase, we will repurchase common shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase common shares if the repurchase would violate the restrictions on distributions under federal law or Delaware law, which prohibits distributions that would cause a trust to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. Our board of trustees may amend, suspend or terminate the repurchase program upon 30 days notice. We will notify you of such developments (1) in our quarterly reports or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, although we have adopted a share repurchase program, we have discretion to not repurchase your common shares, to suspend the plan, and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell common shares promptly and at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders.

        When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase common shares at a price that is lower than the price that investors paid for common shares in our offering. As a result, to the extent investors have the ability to sell their common shares to us as part of our share repurchase program, the price at which an investor may sell common shares, which will be 90% of the offering price in effect on the date of repurchase, may be lower than what an investor paid in connection with the purchase of common shares in our offering.

        In addition, in the event an investor chooses to participate in our share repurchase program, the investor will be required to provide us with notice of intent to participate prior to knowing what the net asset value per share will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell common shares to us as part of our periodic share repurchase program, the investor will be required to do so without knowledge of what the repurchase price of our common shares will be on the repurchase date.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

        Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

        In addition, even if we are able to raise significant proceeds, we will not be permitted to use such proceeds to co-invest with certain entities affiliated with FS Advisor or GSO in transactions originated by FS Advisor or GSO or their respective affiliates unless we first obtain an exemptive order from the SEC or co-invest alongside FS Advisor or GSO or their respective affiliates in accordance with existing regulatory guidance. We are currently seeking exemptive relief from the SEC to engage in co-investment transactions with FS Advisor and GSO and their respective affiliates. However, there can be no assurance that we will obtain such exemptive relief.

        Before making investments, we will invest the net proceeds of our public offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objectives. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objectives may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objectives.

Your interest in us will be diluted if we issue additional common shares, which could reduce the overall value of an investment in us.

        Potential investors will not have preemptive rights to any common shares we issue in the future. Our declaration of trust authorizes us to issue 450,000,000 common shares. Pursuant to our declaration of trust, a majority of our entire board of trustees may amend our declaration of trust to increase the number of authorized common shares without shareholder approval. After an investor purchases common shares, our board of trustees may elect to sell additional common shares in the future, issue equity interests in private offerings or issue share-based awards to our independent trustees or employees of FS Advisor. To the extent we issue additional equity interests after an investor purchases our common shares, an investor's percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the book value and fair value of your common shares.

Certain provisions of our declaration of trust and bylaws could deter takeover attempts and have an adverse impact on the value of our common shares.

        Our declaration of trust and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Our board of trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; and our board of trustees may, without shareholder action, amend our declaration of trust to increase the number of our shares, of any class or series, that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common shares the opportunity to realize a premium over the value of our common shares.

Risks Relating to Our Business and Structure

We have not identified any specific investments that we will make with the proceeds from this offering, and you will not have the opportunity to evaluate our investments prior to purchasing our common shares.

        Neither we nor FS Advisor has presently identified, made investments in or contracted to make any investments. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our investments prior to purchasing our common shares. You must rely on FS Advisor and our board of trustees to implement our investment policies, to evaluate our investment opportunities and to structure the terms of our investments. Because investors are not able to evaluate our investments in advance of purchasing our common shares, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

We are a new company and have no operating history.

        We were formed on September 16, 2010 and will not commence operations until we receive gross proceeds of $2.5 million, all of which must be from persons who are not affiliated with us or FS Advisor, which we refer to as meeting the minimum offering requirement. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of our common shares could decline substantially.

Our board of trustees may change our investment policy by providing our shareholders with 60 days prior notice, or may modify or waive our current operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse.

        Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of Energy companies. This investment policy may be changed by our board of trustees if we provide our shareholders with at least 60 days prior notice. In addition, our board of trustees has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to our investment policy, current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our common shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from our public offering in ways with which investors may not agree or for purposes other than those contemplated at the time of our public offering. Finally, since our common shares are not expected to be listed on a national securities exchange, you will be limited in your ability to sell your common shares in response to any changes in our investment policy, operating policies, investment criteria or strategies.

Price declines in the large corporate leveraged loan market may adversely affect the fair value of our syndicated loan portfolio, reducing our net asset value through increased net unrealized depreciation.

        Prior to the onset of the financial crisis, collateralized loan obligations, or CLOs, a type of leveraged investment vehicle holding corporate loans, hedge funds and other highly leveraged investment vehicles, comprised the majority of the market for purchasing and holding senior secured and second lien secured loans. As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is our understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure. The pervasive forced selling and the resultant price declines led to the elimination or significant impairment of many of our leveraged competitors for investment opportunities, especially those having built their investment portfolios prior to the financial crisis.

        While prices appreciated measurably during 2009 and 2010, conditions in the large corporate leveraged loan market may deteriorate again, which may cause pricing levels to decline. As a result, we may suffer unrealized depreciation and could incur realized losses in connection with the sale of our syndicated loans, which could have a material adverse impact on our business, financial condition and results of operations.

Economic activity in the United States was impacted by the global financial crisis of 2008 and has yet to fully recover.

        Beginning in the third quarter of 2007, global credit and other financial markets suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in, the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

        Economic activity continues to be somewhat subdued as unemployment rates remain high. Despite this, capital has steadily flowed into the financial markets since the nadir of the credit crisis, as general risk aversion has subsided. As a result, corporate interest rate risk premiums, otherwise known as credit spreads, declined significantly throughout most of 2009 and 2010. However, credit spreads remain above historical averages, particularly in the loan market. The improving economic and market conditions which have driven these declines in credit spreads may reverse themselves if uncertainty returns to the markets. Such a reversal could negatively impact credit spreads as well as our ability to obtain financing, particularly from the debt markets.

Our ability to achieve our investment objectives depends on FS Advisor's and GSO's ability to manage and support our investment process. If either FS Advisor or GSO were to lose any members of their respective senior management teams, our ability to achieve our investment objectives could be significantly harmed.

        Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of FS Advisor and GSO. FS Advisor, with the assistance of GSO, will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of FS Advisor and its senior management team. The departure of any members of FS Advisor's senior management team could have a material adverse effect on our ability to achieve our investment objectives. Likewise, the departure of any key employees of GSO may impact its ability to render services to us under the terms of its sub-advisory agreement with FS Advisor.

        Our ability to achieve our investment objectives depends on FS Advisor's ability, with the assistance of GSO, to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. FS Advisor's capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, FS Advisor may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. FS Advisor may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

        Both the investment advisory and administrative services agreement and the sub-advisory agreement that FS Advisor has entered into with GSO have termination provisions that allow the parties to terminate the agreements without penalty. In addition, the investment advisory and administrative services agreement may be terminated at any time, without penalty, by FS Advisor, upon 120 days notice to us. The sub-advisory agreement may be terminated at any time, without the payment of any penalty, upon 60 days written notice by GSO or, if our board of trustees or the holders of a majority of our outstanding voting securities determine that the sub-advisory agreement with GSO should be terminated, by FS Advisor. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace FS Advisor or for FS Advisor to replace GSO.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of FS Advisor and GSO to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

        We expect that FS Advisor and GSO will depend on their relationships with private equity sponsors, investment banks and commercial banks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If FS Advisor or GSO fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom FS Advisor and GSO have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

        We compete for investments with other business development companies and investment funds (including private equity funds, mezzanine funds and collateralized loan obligation, or CLO, funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas they have not traditionally invested in, including making investments in small to mid-sized private U.S. companies. As a result of these new entrants, competition for investment opportunities in small and middle market private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in small and middle market private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a business development company.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of trustees and, as a result, there will be uncertainty as to the value of our portfolio investments.

        Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of trustees. There is not a public market for the securities of the privately-held companies in which we intend to invest. Many of our investments will not be publicly traded or actively traded on a secondary market but, instead, will be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these securities quarterly at fair value as determined in good faith by our board of trustees.

        Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company's earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

There is a risk that investors in our common shares may not receive distributions or that our distributions may not grow over time.

        We intend to make distributions to our shareholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See "Regulation—Senior Securities."

The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes which will lower your tax basis in your common shares and reduce the amount of funds we have for investment in targeted assets.

        We intend to declare distributions on either a semi-monthly or monthly basis and pay distributions on either a monthly or quarterly basis. We will pay these distributions to our shareholders out of assets legally available for distribution. While Franklin Square Holdings may agree to limit our expenses to ensure that such expenses are reasonable in relation to our income, we cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company may limit our ability to pay distributions. All distributions will be paid at the discretion of our board of trustees and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our board of trustees may deem relevant from time to time. We cannot assure you that we will pay distributions to our shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your common shares. Distributions from the proceeds of our public offering or from borrowings also could reduce the amount of capital we ultimately invest in our portfolio companies.

If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed.

        Our board of trustees may decide in the future to internalize our management functions. If we do so, we may elect to negotiate to acquire FS Advisor's assets and personnel. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such acquisition. Such consideration could take many forms, including cash payments, promissory notes and our common shares. The payment of such consideration could result in dilution of your interests as a shareholder and could reduce the earnings per share attributable to your investment.

        In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to FS Advisor under the investment advisory and administrative services agreement, we would incur the compensation and benefits costs of our officers and other employees and consultants that are now being paid by FS Advisor or its affiliates. In addition, we may issue equity awards to officers, employees and consultants. These awards would decrease net income and may further dilute your investment. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of an internalization are higher than the expenses we avoid paying to FS Advisor, our earnings per share would be lower as a result of the internalization than it otherwise would have been, potentially decreasing the amount of funds available to distribute to our shareholders and the value of our common shares. As we are currently organized, we will not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims and other employee-related liabilities and grievances.

        If we internalize our management functions, we could have difficulty integrating these functions as a stand-alone entity. Currently, individuals employed by FS Advisor and its affiliates perform asset management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could thus result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management's attention could be diverted from effectively managing our investments.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

        We and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our shareholders, potentially with retroactive effect.

        Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of FS Advisor and GSO to other types of investments in which FS Advisor and GSO may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

As a public company, we will be subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

        Upon commencement of this offering, we will be subject to regulations not applicable to private companies, including provisions of the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. Beginning with our fiscal year ending December 31, 2012, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis, to evaluate and disclose changes in our internal control over financial reporting. As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management's time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

The impact of recent financial reform legislation on us is uncertain.

        In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, institutes a wide range of reforms that will have an impact on all financial institutions. Many of the requirements called for in the Dodd-Frank Act will be implemented over time, most of which will be subject to implementing regulations over the course of several years. Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will be implemented by the various regulatory agencies and through regulations, the full impact such requirements will have on our business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of the Dodd-Frank Act, these changes could be materially adverse to us and our shareholders.

We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Risks Related to FS Advisor and Its Affiliates

FS Advisor has no prior experience managing a business development company or a regulated investment company, or RIC.

        While FS Advisor's management team consists of the same personnel that form the investment and operations team of FB Income Advisor, LLC, the investment adviser to FS Investment Corporation, and members of the management team have extensive experience investing in Energy companies, FS Advisor is a new entity and has no prior experience managing a BDC or a RIC and has no experience investing in Energy companies. Therefore, FS Advisor may not be able to successfully operate our business or achieve our investment objectives. As a result, an investment in our common shares may entail more risk than the shares of a comparable company with a substantial operating history.

        The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to the other types of investment vehicles. For example, under the 1940 Act, business development companies are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for RIC tax treatment under subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or a RIC or could force us to pay unexpected taxes and penalties, which could be material. FS Advisor has no experience managing a business development company or RIC. Its lack of experience in managing a portfolio of assets under such constraints may hinder FS Advisor's ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

FS Advisor and its affiliates, including our officers and some of our trustees, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders.

        FS Advisor and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and FS Advisor to earn increased asset management fees. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to FS Advisor.

We may be obligated to pay FS Advisor incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

        Our investment advisory and administrative services agreement entitles FS Advisor to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay FS Advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

        Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. FS Advisor is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

There may be conflicts of interest related to obligations FS Advisor's and GSO's senior management and investment teams have to other clients.

        The members of the senior management and investment teams of both FS Advisor and GSO serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our shareholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on FS Advisor to manage our day-to-day activities and to implement our investment strategy. FS Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, FS Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of FB Income Advisor, LLC and FS Investment Corporation. FS Advisor and its employees will devote only as much of its or their time to our business as FS Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

        Furthermore, GSO, on which FS Advisor relies to assist it with identifying investment opportunities and making investment recommendations, has similar conflicts of interest. GSO, its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. GSO and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GSO. Also, in connection with such business activities, GSO and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objectives. These activities could be viewed as creating a conflict of interest in that the time, effort and ability of the members of GSO, its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of GSO and its affiliates. For example, GSO / Blackstone Debt Funds Management LLC, a subsidiary of GSO, serves as investment sub-adviser to FS Investment Corporation.

The time and resources that individuals employed by FS Advisor and GSO devote to us may be diverted and we may face additional competition due to the fact that individuals employed by FS Advisor and GSO are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

        Neither FS Advisor nor GSO are prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. If we are able to obtain exemptive relief from the SEC, we also intend to co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations promulgated thereunder. There is no assurance that we will obtain such relief. In the event the SEC does not grant us relief, we could be limited in our ability to invest in certain portfolio companies in which GSO, or any of its or our affiliates, including FB Income Advisor, LLC and FS Investment Corporation, are investing or are invested. Even if we are able to receive exemptive relief, we will be unable to participate in certain transactions originated by GSO or its affiliates prior to receipt of such relief. Affiliates of GSO, whose primary business include the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of GSO have no obligation to make their originated investment opportunities available to GSO or to us.

Our incentive fee may induce FS Advisor to make, and GSO to recommend, speculative investments.

        The incentive fee payable by us to FS Advisor may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to FS Advisor is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage FS Advisor to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common shares. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns. In addition, since GSO will receive a portion of the advisory fees paid to FS Advisor, GSO may have an incentive to recommend investments that are riskier or more speculative.

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a business development company.

        As a BDC, we may not acquire any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See "Regulation." Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and result of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a business development company would reduce our operating flexibility.

        If we do not remain a BDC, we might be regulated as a registered closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

        As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue "senior securities," including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately owned competitors, which may lead to greater shareholder dilution.

        We expect to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

        Under the 1940 Act, we generally are prohibited from issuing or selling our common shares at a price below net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common shares, or warrants, options or rights to acquire our common shares, at a price below the current net asset value of the common shares if our board of trustees and independent trustees determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders as well as those shareholders that are not affiliated with us approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of trustees, closely approximates the fair value of such securities.

Our ability to enter into transactions with our affiliates will be restricted.

        We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of trustees. The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of trustees and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or trustees or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by FS Advisor without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

        The net proceeds from the sale of common shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

        We intend to invest primarily in senior and subordinated debt and select equity investments issued by private U.S.-based Energy companies.

        Senior debt.    When we invest in senior debt, either through secured term loans (1st lien and 2nd lien) or senior notes, we will generally take a security interest in the available assets of these portfolio companies, generally including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our senior debt may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent our debt investment is collateralized by the securities of a portfolio company's subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, our security interest could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company's financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under-collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the senior debt's terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

        Subordinated debt.    Our subordinated debt investments will be subordinated to more senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our shareholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

        Equity investments.    We expect to make select equity investments in income-oriented preferred or common equity interests, which may include interests in MLPs. In addition, when we invest in senior secured loans and notes or subordinated debt, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

        Net profits interests, royalty interests, volumetric production payments (VPPs).    We may invest in energy-specific non-operating investments including net profits interests, royalty interests or VPPs. Net profits interests and royalty interests are contractual agreements whereby the holders of such interests are entitled to a portion of the mineral production, or proceeds therefrom. A VPP is a type of structured investment whereby the owner sells a specific volume of production in a field or property to an investor and the investor receives a specific quota of production on a monthly basis in either raw output or proceeds therefrom. We will not have any operational control over these investments and our receipt of payments is contingent on the producer's ability to meet its supply obligations, which can make these types of investments highly speculative.

        Non-U.S. securities.    We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Because evidences of ownership of such securities usually are held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        We intend to invest primarily in senior and subordinated debt and select equity investments issued by private U.S.-based Energy companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        Even though we intend to generally structure certain of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower's business or instances where we exercise control over the borrower.

We generally will not control our portfolio companies.

        We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We will be exposed to risks associated with changes in interest rates.

        We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly have a material adverse effect on our investment objectives and our rate of return on invested capital. To mitigate such interest rate exposure, we intend to use our best efforts to ensure that a majority of our portfolio will be comprised of investments with floating interest rates. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

Second priority liens on collateral securing debt investments that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

        Certain debt investments that we intend to make to portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company's remaining assets, if any.

        The rights we may have with respect to the collateral securing the debt investments we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

        Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior secured or second lien secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

A covenant breach by our portfolio companies may harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Investing in small and middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

        Investments in small and middle market companies involve the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that they:

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  may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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  have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors' actions and changing market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, trustees and members of FS Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

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  may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We may not realize gains from our equity investments.

        Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.

        We intend to invest primarily in privately-held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the investments themselves tend to be less liquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns. Finally, little public information generally exists about private companies. Further, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FS Advisor and/or GSO to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

A lack of liquidity in certain of our investments may adversely affect our business.

        We intend to invest in certain companies whose securities are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

        We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Energy Company Risks

        Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of Energy companies. This investment policy may not be changed without at least 60 days prior notice to holders of our common shares of any such change. The revenues, income (or losses) and valuations of Energy companies can fluctuate suddenly and dramatically due to a number of factors.

While we intend to invest in a number of different issuers, because our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of Energy companies, our portfolio will not be well diversified by industry.

        Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of Energy companies. We may invest substantially all of our assets in companies that derive the majority of their revenue from activities in the Energy sector, including companies that focus on Energy infrastructure. As there can be a correlation in the valuation of the securities in our portfolio, a change in value of the securities of one company may be accompanied by a decline in the valuations of the securities of other companies within the Energy industry that we may hold in our portfolio. A decline in value of the securities of such issuers or a downturn in the Energy sector might have a more severe impact on us than on an entity that is more broadly diversified among various industries.

An increase or decrease in commodity supply or demand may adversely affect our business.

        A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance or prospects of Energy companies in which we may invest. Energy companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion of natural gas, natural gas liquids, crude oil or coal production, rising interest rates, declines in domestic or foreign production of natural gas, natural gas liquids and crude oil, accidents or catastrophic events and economic conditions, among others.

An increase or decrease in commodity pricing may adversely affect our business.

        The return on our prospective investments in Energy companies will be dependent on the margins received by those companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining, generation or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or power. These margins may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political instability, terrorist activities, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy companies in which we may invest to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Cyclicality within the Energy sector may adversely affect our business.

        Industries within the Energy sector are cyclical with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the industries within the Energy sector may lead to volatile changes in commodity prices, which may adversely affect the earnings of Energy companies in which we may invest.

Changes in international, foreign, federal, state or local government regulation may adversely affect our business.

        Energy companies are subject to significant international, foreign, federal, state and local government regulation, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. For example, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an Energy company may face. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy companies in which we may invest.

Energy companies are subject to various operational risks.

        Energy companies are subject to various operational risks, such as disruption of operations, mining, drilling, or installation accidents, inability to timely and effectively integrate newly acquired assets, unanticipated operation and maintenance expenses, lack of proper asset integrity, underestimated cost projections, inability to renew or increased costs of rights of way, failure to obtain the necessary permits to operate and failure of third-party contractors to perform their contractual obligations. Thus, some Energy companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies.

Energy companies that focus on exploration and production are subject to numerous reserve and production related risks.

        Exploration and production businesses are subject to overstatement of the quantities of their reserves based upon any reserve estimates that prove to be inaccurate, the possibility that no commercially productive oil, natural gas or other energy reservoirs will be discovered as a result of drilling or other exploration activities, the curtailment, delay or cancellation of exploration activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of crude oil, natural gas or other resources, mechanical failures, cratering and pollution.

Competition between Energy companies may adversely affect our business.

        The Energy companies in which we may invest face substantial competition in acquiring assets, expanding or constructing assets and facilities, obtaining and retaining customers and contracts, securing trained personnel and operating their assets. Many of their competitors may have superior financial and other resources.

Inability by companies in which we invest to make accretive acquisitions may adversely affect our business.

        The ability of Energy companies in which we may invest to grow and, where applicable, to increase dividends or distributions to their equity holders can be highly dependent on their ability to make acquisitions of infrastructure assets that result in an increase in free cash flow. In the event that such companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to make or raise dividends or distributions will be limited and their ability to repay their debt and make payments to preferred equity holders may be weakened. Furthermore, even if these companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in free cash flow.

A significant accident or event that is not fully insured could adversely affect the operations and financial condition of Energy companies in which we may invest.

        The operations of Energy companies in which we may invest are subject to many hazards inherent in the transporting, processing, storing, distributing, mining, generating or marketing of natural gas, natural gas liquids, crude oil, coal, refined products, power or other commodities, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks, vessels or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined products or other commodities; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy company's operations and financial condition.

Energy reserves naturally deplete as they are produced over time and this may adversely affect our business.

        Energy reserves naturally deplete as they are produced over time. Many Energy companies are either engaged in the production of natural gas, natural gas liquids, crude oil or coal, or are engaged in transporting, storing, distributing and processing these items or their derivatives on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of Energy companies in which we may invest may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional reserves sufficient to replace the depleted reserves. If an Energy company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as the reserves are produced. If an Energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Infrastructure assets may be the future target of terrorist organizations.

        The terrorist attacks in the United States on September 11, 2001, had a disruptive effect on the economy and the securities markets. United States military and related action in the Middle East and elsewhere could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding military strikes or actions or a sustained military campaign may affect an Energy company's operations in unpredictable ways, including disruptions of fuel supplies and markets, and infrastructure assets could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that infrastructure assets, specifically the United States' pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Certain Energy companies are dependent on their parents or sponsors for a majority of their revenues and may be subject to affiliate party risk.

        Certain Energy companies in which we may invest are dependent on their parents or sponsors for a majority of their revenues. Any failure by an Energy company's parent or sponsor to satisfy its payments or obligations would impact the Energy company's revenues and cash flows and ability to make distributions.

Changing economic, regulatory and political conditions in some countries, including political and military conflicts, may adversely affect the businesses in which we invest.

        Changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government inspections or requisitioning of vessels. These types of events could impact the delivery of commodities or impact pricing of commodities.

Risks Related to our Investments in MLPs

        An investment in MLP units involves certain risks which differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units. See "Risk Factors—Federal Income Tax Risks."

An MLP's cash flow, and consequently its distributions, are subject to operational and general energy industry risks, which may result in disparate quarterly distributions.

        A portion of the cash flow received by us may be derived from investments in the equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions depends upon the amount of cash generated by the MLP's operations. Cash available for distribution will vary from quarter to quarter and is largely dependent on factors affecting the MLP's operations and factors affecting the Energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP has available for distribution in a given quarter include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

Investments in MLPs may have limited liquidity.

        Although common units of some MLPs may trade on public exchanges, certain of these securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and our judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded, or over time experience decreased trading volume, may restrict our ability to take advantage of other market opportunities. In addition, many MLP units are privately held. See "Risk Factors—Risks Related to Our Investments—A lack of liquidity in certain of our investments may adversely affect our business."

Investments in MLPs are susceptible to interest rate fluctuation risks.

        Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. The yields of equity and debt securities of MLPs are susceptible in the short-term to fluctuations in interest rates and, like treasury bonds, the prices of these securities typically decline when interest rates rise. Accordingly, our net asset value may be impacted by an increase in interest rates. Further, rising interest rates could adversely impact the financial performance of MLPs in which we invest by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

Our investments in MLPs may be subject to additional fees and expenses, including management and incentive fees, and, as a result, our investments in MLPs may achieve a lower rate of return for you than our other investments.

        MLPs are subject to additional fees, some of which are paid regardless of the performance of its assets. We will pay certain management fees to the adviser entity of any MLP in which we invest. FS Advisor will also earn its base management fee from us based on our gross assets, including our investment in any such MLP; therefore, we will be paying both FS Advisor's base management fee and any management fees charged by an MLP. As a result, our investment returns attributable to MLPs in which we invest may be lower than other investments we select. In addition, because the fees received by an MLP adviser are typically based on the managed assets of the MLP, including the proceeds of any leverage it may incur, the MLP adviser has a financial incentive to utilize leverage, which may create a conflict of interest between the MLP adviser and us as a shareholder in the MLP.

Risks Relating to Debt Financing

If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

        The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common shares. If the value of our assets increases, leveraging would cause the net asset value attributable to our common shares to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common share distribution payments. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to FS Advisor.

Changes in interest rates may affect our cost of capital and net investment income.

        Since we intend to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

        You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee preferred return and may result in a substantial increase of the amount of incentive fees payable to FS Advisor with respect to pre-incentive fee net investment income. See "Investment Advisory and Administrative Services Agreement."

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

        To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See "Material U.S. Federal Income Tax Considerations."

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  The annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

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  The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of common shares or securities or similar sources.

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  The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships." Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

        If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

        Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see "Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company."

We may be adversely affected if an MLP or other non-corporate business structure in which we invest is treated as a corporation, rather than a partnership, for federal income tax purposes.

        Our ability to meet our investment objectives will depend on the level of taxable income and distributions and dividends we receive from the MLPs and other Energy company securities in which we may invest, a factor over which we have no control. The benefit we derive from an investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP is treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by us would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to us, likely causing a reduction in the value of our common shares.

We may be adversely affected if an MLP or other non-corporate business structure in which we invest is unable to take advantage of certain tax deductions for federal income tax purposes and our income from investments in MLPs may exceed the cash received from such investments.

        As a limited partner in the MLPs in which we seek to invest, we will receive our share of income, gains, losses, deductions, and credits from those MLPs. Historically, a significant portion of income from MLPs has been offset by tax deductions. As a result, this income has been significantly lower than cash distributions paid by MLPs. We will incur a current tax liability on our share of an MLP's income and gains that is not offset by tax deductions, losses, and credits, or our net operating loss carryforwards, if any. The percentage of an MLP's income and gains which is offset by tax deductions, losses, and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in an increase in our net ordinary income that we are required to distribute to shareholders to maintain our status as a RIC and to eliminate our liability for federal income tax. If our income from our investments in MLPs exceed the cash distributions received from such investments, we may need to obtain cash from other sources in order to satisfy such distribution requirements. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and become subject to corporate-level federal income tax. We may also recognize gain in excess of cash proceeds upon the sale of an interest in an MLP. Any such gain may need to be distributed or deemed distributed in order to avoid liability for corporate-level federal income taxes on such gain. See "Material U.S. Federal Income Tax Considerations."

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

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  our future operating results;

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  our business prospects and the prospects of the companies in which we may invest;

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  the impact of the investments that we expect to make;

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  the ability of our portfolio companies to achieve their objectives;

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  our expected financings and investments;

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  the adequacy of our cash resources and working capital;

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  the timing of cash flows, if any, from the operations of our portfolio companies;

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  our contractual arrangements and relationships with third parties;

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  the dependence of our future success on the general economy and its impact on the industries in which we invest;

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  our ability to source favorable private investments;

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  our use of financial leverage;

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  our tax status;

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  the tax status of the companies in which we may invest;

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  the adequacy of our cash resources and working capital; and

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  the timing and amount of distributions and dividends from the companies in which we may invest.

        In addition, words such as "anticipate," "believe," "expect" and "intend" indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

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  changes in the economy;

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  risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

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  future changes in laws or regulations and conditions in our operating areas.

        We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

 ESTIMATED USE OF PROCEEDS

        The following table sets forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell: (1) the minimum number of common shares to meet our minimum offering requirement, or 250,000 common shares, and (2) the maximum number of common shares registered in this offering, or 150,000,000 common shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the initial public offering price of the common shares and the actual number of common shares we sell in the offering.

        We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of Energy companies. The remainder will be used for working capital and general corporate purposes. There can be no assurance we will be able to sell all the common shares we are registering. If we sell only a portion of the common shares we are registering, we may be unable to achieve our investment objectives or provide diversification of our portfolio.

        Pending such use, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our business development company election and our election to be taxed as a RIC.

        The amounts in this table assume that the full fees and commissions are paid on all of our common shares offered to the public on a best efforts basis. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. See "Plan of Distribution." The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	Minimum Offering		Maximum Offering
	Amount	%	Amount	%
Gross Proceeds	$2,500,000	100.0%	$1,500,000,000	100.0%
Less:
Selling Commission	$175,000	7.0%	$105,000,000	7.0%
Dealer Manager Fee	$75,000	3.0%	$45,000,000	3.0%
Offering Expenses	$37,500	1.5%	$22,500,000	1.5%

Net Proceeds/Amount Available for Investments	$2,212,500	88.5%	$1,327,500,000	88.5%

 DISTRIBUTIONS

        Subject to our board of trustees' discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a semi-monthly or monthly basis and pay such distributions on a either a monthly or quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We will then calculate each shareholder's specific distribution amount for the period using record and declaration dates and each shareholder's distributions will begin to accrue on the date we accept each shareholder's subscription for our common shares. From time to time, we may also pay interim special distributions in the form of cash or common shares at the discretion of our board of trustees. For example, our board of trustees may periodically declare share distributions in order to reduce our NAV per share if necessary to ensure that we do not sell common shares at a price below NAV per share. Each year a statement on Form 1099-DIV, identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus, which is a nontaxable distribution) will be mailed to our shareholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes.

        Our affiliate, Franklin Square Holdings, has agreed to reimburse us for expenses in an amount that is sufficient to ensure that, for tax purposes, our net investment income and net capital gains are equal to or greater than the cumulative distributions paid to our shareholders in each quarter. This arrangement is designed to ensure that no portion of our distributions will represent a return of capital for our shareholders. Franklin Square Holdings has no obligation to reimburse any portion of our expenses but has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. Franklin Square Holdings is controlled by our chairman, president and chief executive officer, Michael Forman, and our vice-chairman, David Adelman. There can be no assurance that Franklin Square Holdings will reimburse any portion of our expenses in future quarters.

        From time to time and not less than quarterly, FS Advisor must review our accounts to determine whether cash distributions are appropriate. We shall distribute pro rata to our shareholders funds received by us which FS Advisor deems unnecessary for us to retain.

        We intend to make our ordinary distributions in the form of cash, out of assets legally available, unless shareholders elect to receive their distributions in additional common shares under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. shareholder. If shareholders hold common shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional common shares.

        To qualify for and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940

Act or if distributions are limited by the terms of any of our borrowings. See "Regulation" and "Material U.S. Federal Income Tax Considerations."

        We have adopted an "opt in" distribution reinvestment plan for our shareholders. As a result, if we make a distribution, our shareholders will receive their distributions in cash unless they specifically "opt in" to the distribution reinvestment plan so as to have their cash distributions reinvested in additional common shares. See "Distribution Reinvestment Plan."

        We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from Franklin Square Holdings.

DISCUSSION OF THE COMPANY'S EXPECTED OPERATING PLANS

        The information in this section contains forward-looking statements that involve risks and uncertainties. Please see "Risk Factors" and "Special Note Regarding Forward-Looking Statements" for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus. Many of the amounts and percentages presented in "Discussion of the Company's Expected Operating Plans" have been rounded for convenience of presentation, and all dollar amounts are presented in thousands, except per share data or as otherwise noted.

Overview

        We were formed as a Delaware statutory trust under the Delaware Statutory Trust Act on September 16, 2010, and will commence operations upon raising gross proceeds in excess of $2.5 million, all of which must be from persons who are not affiliated with us or FS Advisor. We are an externally managed, non-diversified, closed-end management investment company that intends to elect to be treated as a BDC under the 1940 Act and intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under the Code.

        Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of Energy companies. This investment policy may not be changed without at least 60 days prior notice to holders of our common shares of any such change. We anticipate that substantially all of our investments in Energy companies will consist of investments in what we define in this prospectus as our "Energy Investment Universe."

        We anticipate that our portfolio will be comprised primarily of income-oriented securities, which refers to debt securities and income-oriented preferred and common equity interests, of privately-held Energy companies within the United States. We currently intend to weight our portfolio towards senior and subordinated debt. In addition to investments purchased from other dealers or investors in the secondary market, we expect to invest in primary market transactions and originated investments as this will provide us with the ability to tailor investments to best match a project's or company's needs with our investment objectives. Our portfolio may also be comprised of select income-oriented preferred or common equity interests, which refers to equity interests that pay consistent, high-yielding dividends, that we believe will produce both current income and long-term capital appreciation. These income-oriented preferred or common equity interests may include interests in MLPs. In connection with certain of our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. Once we raise sufficient capital, we expect that our investments will generally range between $5 million and $25 million each, although investments may vary as the size of our capital base changes and will ultimately be at the discretion of FS Advisor, subject to oversight by our board of trustees. Prior to raising sufficient capital, we may make smaller investments due to liquidity constraints.

Operating and Regulatory Structure

        Our investment activities will be managed by FS Advisor and supervised by our board of trustees, a majority of whom are independent. Under our investment advisory and administrative services agreement, we have agreed to pay FS Advisor an annual base management fee based on our gross assets as well as incentive fees based on our performance. See "Investment Advisory and Administrative Services Agreement" for a description of the fees we will pay to FS Advisor.

        FS Advisor will provide us with general ledger accounting, fund accounting, and investor and other administrative services. FS Advisor has contracted with Vigilant Compliance Services, LLC to provide us with a chief compliance officer, Salvatore Faia, a principal with that firm.

Revenues

        We plan to generate revenue in the form of interest earned on the debt securities that we hold. We may also generate revenues in the form of dividends on the equity or other securities we may hold. In addition, we may generate revenues in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees and performance-based fees. Any such fees generated in connection with our investments will be recognized as earned.

Expenses

        Our primary operating expenses will be the payment of advisory fees and other expenses under the investment advisory and administrative services agreement and other expenses necessary for our operations. Our investment advisory fee will compensate FS Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. FS Advisor shall be responsible for compensating our investment sub-adviser.

        We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

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  corporate and organizational expenses relating to offerings of our common shares, subject to limitations included in the investment advisory and administrative services agreement;

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  the cost of calculating our net asset value, including the cost of any third-party valuation services;

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  the cost of effecting sales and repurchases of common shares and other securities;

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  investment advisory fees;

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  fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

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  transfer agent and custodial fees;

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  fees and expenses associated with marketing efforts;

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  federal and state registration fees;

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  federal, state and local taxes;

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  independent trustees' fees and expenses;

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  annual fees of the Delaware Trustee;

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  costs of proxy statements, shareholders' reports and notices;

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  fidelity bond, trustees and officers/errors and omissions liability insurance and other insurance premiums;

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  direct costs such as printing, mailing, long distance telephone and staff;

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  fees and expenses associated with accounting, independent audits and outside legal costs;

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  costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;

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  brokerage commissions for the purchase and sale of our investments; and

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  all other expenses incurred by FS Advisor, our sub-adviser or us in connection with administering our business, including expenses incurred by FS Advisor or our sub-adviser in performing administrative services for us, and the reimbursement of the compensation of our chief compliance officer and other administrative personnel paid by FS Advisor, to the extent they are not controlling persons of FS Advisor or any of its affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

Reimbursement of FS Advisor for Administrative Services

        We will also reimburse FS Advisor for its performance of services related to our administration and operation, provided that such reimbursement will be the lower of FS Advisor's actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location, and provided further that such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse FS Advisor for any services for which it receives a separate fee, nor for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FS Advisor.

Expense Reimbursement

        Our affiliate, Franklin Square Holdings, has agreed to reimburse us for expenses in an amount that is sufficient to ensure that, for tax purposes, our net investment income and net capital gains are equal to or greater than the cumulative distributions paid to our shareholders in each quarter. This arrangement is designed to ensure that no portion of our distributions will represent a return of capital for our shareholders. Franklin Square Holdings has no obligation to reimburse any portion of our expenses but has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. Franklin Square Holdings is controlled by our chairman, president and chief executive officer, Michael Forman, and our vice-chairman, David Adelman. There can be no assurance that Franklin Square Holdings will reimburse any portion of our expenses in future quarters.

Financial Condition, Liquidity and Capital Resources

        We intend to generate cash primarily from the net proceeds of our ongoing continuous public offering and from cash flows from fees, interest and dividends earned from our investments as well as principal repayments and proceeds from sales of our investments. Immediately after we meet our minimum offering requirement, gross subscription funds will total approximately $22.5 million, including proceeds from the private placement to certain members of our board of trustees and affiliates of FS Advisor and GSO. Subsequent to meeting our minimum offering requirement, we will sell our common shares on a continuous basis at an initial offering price of $10.00; however, to the extent that our net asset value per share increases, we will sell at a price necessary to ensure that common shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our NAV per share, which we consider to be a 5% decrease, subject to certain conditions, we will reduce our offering price accordingly. In connection with each semi-monthly closing on the sale our common shares pursuant to this prospectus on a continuous basis, our board of trustees or a committee thereof is required to make the determination that we are not selling our common shares at a price below our then current net asset value within 48 hours of the time that we price our common shares. We will update the information contained in this prospectus by filing a prospectus supplement with the SEC at least every 45 days to provide information on the status of the offering and to disclose our holdings, and we will also post any updated information to our website.

        Prior to investing in debt securities of privately-held Energy companies, we will invest the net proceeds from our continuous offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our business development company election and our election to be taxed as a RIC.

        We may borrow funds to make investments, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of trustees determines that leveraging our portfolio would be in our best interests and the best interests of our shareholders. However, we have not currently decided whether, and to what extent, we will finance portfolio investments using debt. We do not currently anticipate issuing any preferred shares.

        The North American Securities Administrators Association, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time, requires that our affiliates and sponsors have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our sponsors have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy.

Capital Contribution by FS Advisor and GSO

        In December 2010, Michael C. Forman and David J. Adelman, the principals of FS Advisor, contributed an aggregate of approximately $200 to purchase 22,222 common shares at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. Also, in April 2011, pursuant to a private placement, Messrs. Forman and Adelman agreed to purchase, through affiliated entities controlled by each of them, approximately 222,222 additional common shares at $9.00 per share. The principals will not tender these common shares for repurchase as long as FS Advisor remains our investment adviser. In connection with the same private placement, other individuals and entities affiliated with FS Advisor and certain members of our board of trustees agreed to purchase approximately 1,444,445 common shares, and certain individuals and entities affiliated with GSO agreed to purchase approximately 555,555 common shares, in each case at a price of $9.00 per share. In connection with the private placement, we will issue an aggregate of approximately 2,222,222 common shares for aggregate proceeds of approximately $20.0 million, upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $22.5 million.

RIC Status and Distributions

        We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Generally, a RIC is entitled to a deduction for federal income tax purposes for distributions paid to shareholders if it distributes at least 90% of its "Investment Company Taxable Income", as defined by the Code, each year. To qualify for and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

        Subject to our board of trustees' discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a semi-monthly or monthly basis and pay distributions on either a monthly or quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We will then calculate each shareholder's specific distribution amount for the period using record and declaration dates and your distributions will begin to accrue on the date we accept your subscription for our common shares. From time to time, we may also pay interim distributions at the discretion of our board of trustees. Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to our shareholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes.

        We intend to make any distributions in the form of cash out of assets legally available therefor, unless you elect to receive your distributions in additional common shares under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. shareholder. If you hold common shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in additional common shares. See "Distribution Reinvestment Plan."

        We have adopted an "opt in" distribution reinvestment plan for our shareholders. As a result, if we make a distribution, our shareholders will receive their distributions in cash unless they specifically "opt in" to the distribution reinvestment plan so as to have their cash distributions reinvested in additional common shares. See "Distribution Reinvestment Plan."

        We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from Franklin Square Holdings.

Critical Accounting Policies

        Our financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, or U.S. GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management's most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management will make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management also will utilize available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As our expected operating plans occur we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below:

  Valuation of Portfolio Investments

        We intend to determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of trustees. In connection with that determination, FS Advisor will prepare portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, the most recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

        Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

        With respect to investments for which market quotations are not readily available, we will undertake a multi-step valuation process each quarter, as described below:

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  our quarterly valuation process will begin with each portfolio company or investment being initially valued by FS Advisor's management team, with such valuation taking into account information received from our sub-adviser and an independent valuation firm, if applicable;

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  preliminary valuation conclusions will then be documented and discussed with the valuation committee of our board of trustees;

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  our valuation committee will review the preliminary valuation and FS Advisor's management team, together with our independent valuation firm, if applicable, will respond and supplement the preliminary valuation to reflect any comments provided by the valuation committee; and

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  our board of trustees will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Advisor, the valuation committee and any third-party valuation firm, if applicable.

        Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on our financial statements. Below is a description of factors that our board of trustees may consider when valuing our equity and debt investments.

        Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of trustees will consider include the borrower's ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

        Our equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. Our board of trustees, in its analysis of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

        Our board of trustees may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of trustees may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security.

        The fair values of our investments will be determined in good faith by our board of trustees. Our board of trustees will be solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. We intend to value all of our Level 2 and Level 3 assets by using an independent third-party pricing service which will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the date of the relevant period end. For investments for which the third-party pricing service is unable to obtain quoted prices, we intend to obtain bid and ask prices directly from dealers who make a market in such investments. To the extent that we hold investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, our valuation committee will utilize an independent third-party valuation service to value such investments. We will periodically benchmark the bid and ask prices received from the third-party pricing service and valuations received from the third-party valuation service, as applicable, against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value.

  Revenue Recognition

        Security transactions will be accounted for on the trade date. We will record interest and dividend income on an accrual basis to the extent that we expect to collect such amounts. We will not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Loan origination fees, original issue discount and market discount will be capitalized and we will amortize such amounts as interest income over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees will be recorded as interest income. We will record prepayment premiums on loans and securities as interest income when we receive such amounts.

  Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

        Gains or losses on the sale of investments will be calculated by using the specific identification method. We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized.

  Organization Costs

        Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to our organization. These costs are expensed as incurred. As of December 31, 2010, we had incurred organization costs of $183, which have been paid on our behalf by Franklin Square Holdings and have been recorded as a contribution to capital. See also "—Related Party Transactions."

  Offering Costs

        Our offering costs include, among other things, legal fees and other costs pertaining to the preparation of the registration statement of which this prospectus forms a part. We have charged offering costs against capital in excess of par value on the balance sheet. As of December 31, 2010, we had incurred offering costs of $688, which have been paid on our behalf by Franklin Square Holdings and have been recorded as a contribution to capital. See also "—Related Party Transactions."

  Income Taxes

        We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and distribute to our shareholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. We will not have to pay corporate-level federal income taxes on any income that we distribute to our shareholders. We intend to make distributions in an amount sufficient to maintain our RIC status each year and to avoid any federal income taxes on income. We will also be subject to nondeductible federal excise taxes if we do not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which we paid no federal income taxes.

  Uncertainty in Income Taxes

        We will evaluate our tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. We will recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statements of Operations. As of December 31, 2010, we had not incurred any interest or penalties.

  Distributions

        Distributions to our common shareholders will be recorded as of the record date. Subject to our board of trustees' discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a semi-monthly or monthly basis and pay such distributions on either a monthly or quarterly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.

  Capital Gains Incentive Fee

        Pursuant to the terms of the investment advisory and administrative services agreement we entered into with FS Advisor, the incentive fee on capital gains earned on liquidated investments of our portfolio during operations prior to our liquidation will be determined and payable in arrears as of the end of each calendar year. Such fee will equal 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we will accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

        While the investment advisory and administrative services agreement with FS Advisor neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, we will include unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual will reflect the incentive fees that would be payable to FS Advisor as if our entire portfolio was liquidated at its fair value as of the balance sheet date even though FS Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Contractual Obligations

        We have entered into an agreement with FS Advisor to provide us with investment advisory and administrative services. Payments for investment advisory services under the investment advisory and administrative services agreement in future periods will be equal to (a) an annual base management fee of 2.0% of the average value of our gross assets and (b) an incentive fee based on our performance. FS Advisor, and to the extent it is required to provide such services, our sub-adviser, will be reimbursed for administrative expenses incurred on our behalf.

        The incentive fee consists of three parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears and will equal 20.0% of "pre-incentive fee net investment income" for the immediately preceding quarter and will be subordinated to a preferred return on adjusted capital, as defined in our investment advisory and administrative services agreement, equal to 1.625% per quarter, or an annualized rate of 6.5%. The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of FSEP and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of FSEP in excess of adjusted capital, as calculated immediately prior to liquidation.

        From time to time, FS Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FS Advisor believes will aid it in achieving our investment objectives. FS Advisor has engaged GSO to act as our investment sub-adviser. GSO is a subsidiary of Blackstone. GSO will assist FS Advisor with identifying investment opportunities and will make investment recommendations for approval by FS Advisor according to asset allocation and other guidelines set by FS Advisor.

        FS Advisor will provide us with general ledger accounting, fund accounting and investor and other administrative services. FS Advisor has contracted with Vigilant Compliance Services, LLC, to provide us with a chief compliance officer, Salvatore Faia, a principal with that firm.

Off-Balance Sheet Arrangements

        We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Standards

        In January 2010, the FASB issued Accounting Standards Update No. 2010-06, or ASU 2010-06, which provides additional guidance to improve disclosures regarding fair value measurements. This guidance requires two new disclosures: (1) transfers in and out of Level 1 and 2 measurements and the reasons for the transfers and (2) a gross presentation of activity within the Level 3 roll forward. The guidance also includes clarifications to existing disclosure requirements on the level of disaggregation and disclosures regarding inputs and valuation techniques. The guidance applies to all entities required to make disclosures about recurring and nonrecurring fair value measurements. The effective date of this guidance is the first interim or annual reporting period beginning after December 15, 2009, except for the gross presentation of the Level 3 roll forward information, which is required for annual reporting periods beginning after December 15, 2010 and for interim reporting periods within those years. We do not expect that the adoption of ASU 2010-06 will have a material effect on our financial statements. See "—Critical Accounting Policies—Valuation of Portfolio Investments" for a discussion of the Level 1, Level 2 and Level 3 fair value heirarchy established by the FASB.

Related Party Transactions

        We have entered into an investment advisory and administrative services agreement with FS Advisor. Pursuant to the investment advisory and administrative services agreement, FS Advisor will be paid a base management fee and certain incentive fees, if applicable. See "—Contractual Obligations." We will also reimburse FS Advisor for expenses necessary for its performance of services related to our administration and operation, provided that such reimbursement will be the lower of FS Advisor's actual costs or the amount that we would be required to pay for comparable services in the same geographic location, and provided further that such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods.

        Under the terms of the investment advisory and administrative services agreement, after we meet the minimum offering requirement, FS Advisor will become entitled to receive 1.5% of gross proceeds raised until all offering costs and organization costs and any future offering or organization costs incurred have been recovered.

        Franklin Square Holdings, an affiliate of FS Advisor, has funded offering costs and organization costs in the amount of $871. We have recorded these as a contribution to capital. The offering costs were offset against capital in excess of par on the financial statements and the organization costs were charged to expense as incurred by us. Under the terms of our investment advisory and administrative services agreement, there is no liability on our part for the offering or organization costs funded by FS Advisor or its affiliates (including Franklin Square Holdings) until the investment advisory and administrative services agreement is effective and we have met the minimum offering requirement. At such time, FS Advisor will be entitled to receive 1.5% of the gross proceeds raised from outside investors until all offering costs and organization costs funded by FS Advisor or its affiliates have been recovered. The minimum reimbursement to FS Advisor for such fees is $37,500, assuming we are able to raise $2.5 million in gross proceeds. The investment advisory and administrative services agreement will not be effective until we meet the minimum offering requirement.

        In December 2010, Michael C. Forman and David J. Adelman, the principals of FS Advisor, contributed an aggregate of approximately $200 to purchase 22,222 common shares at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. Also, in April 2011, pursuant to a private placement, Messrs. Forman and Adelman agreed to purchase, through affiliated entities controlled by each of them, approximately 222,222 additional common shares at $9.00 per share. The principals will not tender these common shares for repurchase as long as FS Advisor remains our investment adviser. In connection with the same private placement, other individuals and entities affiliated with FS Advisor and certain members of our board of trustees agreed to purchase approximately 1,444,445 common shares, and certain individuals and entities affiliated with GSO agreed to purchase approximately 555,555 common shares, in each case at a price of $9.00 per share. In connection with the private placement, we will issue an aggregate of approximately 2,222,222 common shares for aggregate proceeds of approximately $20.0 million, upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $22.5 million.

        Because FS Advisor's senior management team is comprised of the same personnel as the senior management team of FB Income Advisor, LLC, the investment adviser to FS Investment Corporation, such members provide investment advisory services to both us and FS Investment Corporation. FB Income Advisor, LLC, which is controlled by Mr. Forman, our chief executive officer, was organized for the purpose of sourcing and managing income-oriented investments for institutions and high net worth individuals. While neither FS Advisor nor FB Income Advisor, LLC is currently making private corporate debt investments for clients other than us and FS Investment Corporation, respectively, either one, or both, may do so in the future. In the event that FS Advisor undertakes to provide investment advisory services to other clients in the future, it will strive to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we will not be disadvantaged in relation to any other client of our investment adviser or its senior management team. In addition, as noted above, FS Advisor's senior management team consists of the same management team that runs FB Income Advisor, LLC. As such, even in the absence of FS Advisor retaining additional clients, it is currently possible that some investment opportunities will be provided to FS Investment Corporation rather than us.

        Our affiliate, Franklin Square Holdings, has agreed to reimburse us for expenses in an amount that is sufficient to ensure that, for tax purposes, our net investment income and net capital gains are equal to or greater than the cumulative distributions paid to our shareholders in each quarter. This arrangement is designed to ensure that no portion of our distributions will represent a return of capital for our shareholders. Franklin Square Holdings has no obligation to reimburse any portion of our expenses but has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. Franklin Square Holdings is controlled by our chairman, president and chief executive officer, Michael Forman, and our vice-chairman, David Adelman. There can be no assurance that Franklin Square Holdings will reimburse any portion of our expenses in future quarters.

        The dealer manager is an affiliate of FS Advisor and also serves as the dealer manager for FS Investment Corporation's continuous public offering of shares. This relationship may create conflicts in connection with the dealer manager's due diligence obligations under the federal securities laws. Although the dealer manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with FS Advisor, no independent review of us will be made in connection with the distribution of our common shares in this offering.

Quantitative and Qualitative Disclosures about Market Risk

        We will be subject to financial market risks, including changes in interest rates. In addition, in the future we may seek to borrow funds in order to make additional investments. Our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we would be subject to risks relating to changes in market interest rates. In periods of rising interest rates when we have debt outstanding, our cost of funds would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments. We expect that our long-term investments will be financed primarily with equity and long-term debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a materially adverse effect on our business, financial condition and results of operations.

        A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, especially to the extent that we hold variable rate investments, and to declines in the value of any fixed rate investments we hold. To the extent that a majority of our investments may be in variable rate investments, an increase in interest rates could make it easier for us to meet or exceed our incentive fee preferred return, as defined in our investment advisory and administrative services agreement, and may result in a substantial increase in our net investment income, and also to the amount of incentive fees payable to FS Advisor with respect to our increasing pre-incentive fee net investment income.

        In addition, we may have risk regarding portfolio valuation. See "Determination of Net Asset Value."

INVESTMENT OBJECTIVES AND STRATEGY

        We were organized on September 16, 2010 to invest primarily in income-oriented securities of privately-held Energy companies, and will commence operations after satisfying our minimum offering requirement of selling $2.5 million of our common shares, all of which must be to persons who are not affiliated with us or FS Advisor. We are an externally managed, non-diversified, closed-end management investment company that intends to elect to be treated as a business development company, or BDC, under the 1940 Act. In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code.

        We are managed by FS Advisor, a registered investment adviser under the Advisers Act, which oversees the management of our activities and is responsible for making investment decisions for our portfolio. FS Advisor has engaged GSO to act as our investment sub-adviser. GSO will assist FS Advisor with identifying investment opportunities and will make investment recommendations for approval by FS Advisor, according to asset allocation and other guidelines set by FS Advisor. GSO, a registered investment adviser under the Advisers Act, oversees $31.0 billion in assets under management as of December 31, 2010. GSO is the credit platform affiliate of Blackstone.

        Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of Energy companies. We consider Energy companies to be those companies that engage in the exploration, development, production, gathering, transportation, processing, storage, refining, distribution, mining, generation or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or power. This investment policy may not be changed without at least 60 days prior notice to holders of our common shares of any such change. We will concentrate our investments on debt securities in Energy companies that we believe have, or are connected to, a strong infrastructure and/or underlying asset base so as to enhance collateral coverage and downside protection for our investments. We may also make select equity investments in certain Energy companies meeting our investment objectives of current income generation and long-term capital appreciation. Our primary area of focus will be the upstream, midstream and power sub-sectors of the Energy industry; however, we broadly define our "Energy Investment Universe" as follows:

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  Upstream—businesses that find, develop and extract energy resources, including natural gas, crude oil and coal, from onshore and offshore reservoirs;

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  Midstream—businesses that gather, process, store and transmit energy resources and their by-products, including businesses that own pipelines, gathering systems, gas processing plants, liquefied natural gas facilities and other energy infrastructure;

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  Downstream—businesses that refine, market and distribute refined energy resources, such as customer-ready natural gas, propane and gasoline, to end-user customers;

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  Service and Equipment—businesses that provide services and/or equipment to aid in the exploration and production of oil and natural gas, including seismic, drilling, completion and production activities, as well as those companies that support the operations and development of power assets; and

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  Power—businesses engaged in the generation, transmission and distribution of power and electricity or in the production of alternative energy.

        Our investment objectives are to generate current income and long-term capital appreciation. We will seek to meet our investment objectives by:

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  utilizing the experience and expertise of FS Advisor and GSO in sourcing, evaluating and structuring transactions;

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  employing a conservative investment approach focused on current income and long-term investment performance;

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  focusing primarily on debt investments in a broad array of private Energy companies within the United States;

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  making select equity investments in certain Energy companies that have strong growth potential;

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  investing primarily in established, stable enterprises with positive cash flow and strong asset and collateral coverage so as to limit the risk of potential principal loss; and

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  maintaining rigorous portfolio monitoring in an attempt to anticipate and pre-empt negative events within our portfolio.

        We anticipate that our portfolio will be comprised primarily of income-oriented securities, which refers to debt securities and income-oriented preferred and common equity interests, of privately-held Energy companies within the United States. We currently intend to weight our portfolio towards senior and subordinated debt. In addition to investments purchased from other dealers or investors in the secondary market, we expect to invest in primary market transactions and originated investments as this will provide us with the ability to tailor investments to best match a project's or company's needs with our investment objectives. Our portfolio may also be comprised of select income-oriented preferred or common equity interests, which refers to equity interests that pay consistent, high-yielding dividends, that we believe will produce both current income and long-term capital appreciation. These income-oriented preferred or common equity interests may include interests in MLPs. MLPs are entities that (i) are structured as limited partnerships or limited liability companies, (ii) are publicly traded, (iii) satisfy certain requirements to be treated as partnerships for federal income tax purposes and (iv) primarily own and operate Midstream and Upstream Energy companies. In connection with certain of our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. Once we raise sufficient capital, we expect that our investments will generally range between $5 million and $25 million each, although investments may vary as the size of our capital base changes and will ultimately be at the discretion of FS Advisor, subject to oversight by our board of trustees. Prior to raising sufficient capital, we may make smaller investments due to liquidity constraints.

        As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with FS Advisor or GSO in transactions originated by FS Advisor or GSO or their respective affiliates unless we obtain an exemptive order from the SEC or co-invest alongside FS Advisor or GSO or their respective affiliates in accordance with existing regulatory guidance. However, we will be permitted to, and may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. We are currently seeking exemptive relief from the SEC to engage in co-investment transactions with FS Advisor and GSO and/or their respective affiliates. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither FS Advisor nor GSO or their respective affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we intend to co-invest alongside FS Advisor or GSO or their respective affiliates only in accordance with existing regulatory guidance.

        To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of FS Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See "Risk Factors—Risks Relating to Debt Financing" for a discussion of the risks inherent to employing leverage.

        While a BDC may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure is more appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds—instead of managing to quarterly market expectations—and to pursue our investment objectives without subjecting our investors to the daily share price volatility associated with the public markets because our common shares will not be listed on a national securities exchange. To provide our shareholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement. This will be the only method of liquidity that we offer prior to a liquidity event. See "Share Repurchase Program." Therefore, shareholders may not be able to sell their common shares promptly or at a desired price.

        Although we do not currently intend to list our common shares on an exchange and do not expect a public market to develop for them in the foreseeable future, we intend to complete a liquidity event within five years following the completion of our offering stage. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two year period. See "Liquidity Strategy" for a discussion of what constitutes a liquidity event. However, there can be no assurance that we will be able to complete a liquidity event.

Capital Contribution by FS Advisor and GSO

        In December 2010, Michael C. Forman and David J. Adelman, the principals of FS Advisor, contributed an aggregate of approximately $200,000 to purchase 22,222 common shares at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. Also, in April 2011, pursuant to a private placement, Messrs. Forman and Adelman agreed to purchase, through affiliated entities controlled by each of them, approximately 222,222 additional common shares at $9.00 per share. The principals will not tender these common shares for repurchase as long as FS Advisor remains our investment adviser. In connection with the same private placement, other individuals and entities affiliated with FS Advisor and certain members of our board of trustees agreed to purchase approximately 1,444,445 common shares, and certain individuals and entities affiliated with GSO agreed to purchase approximately 555,555 common shares, in each case at a price of $9.00 per share. In connection with the private placement, we will issue an aggregate of approximately 2,222,222 common shares for aggregate proceeds of approximately $20.0 million, upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $22.5 million.

Distributions

        Subject to our board of trustees' discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a semi-monthly or monthly basis and pay such distributions on either a monthly or quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We will then calculate each shareholder's specific distribution amount for the period using record and declaration dates and distributions will begin to accrue on the date we accept each shareholder's subscription for our common shares. From time to time, we may also pay interim special distributions in cash or in our common shares at the discretion of our board of trustees. For example, our board of trustees may periodically declare share distributions in order to reduce our NAV per share if necessary to ensure that we do not sell common shares at a price below NAV per share. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. Each year a statement on Form 1099-DIV identifying the source of the distribution will be mailed to our shareholders. There can be no assurance that we will be able to pay distributions at a specific rate or at all. See "Material U.S. Federal Income Tax Considerations."

        We intend to make our ordinary distributions in the form of cash, out of assets legally available, unless shareholders elect to receive their distributions in additional common shares under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. shareholder. If shareholders hold common shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional common shares.

About FS Advisor

        FS Advisor is a subsidiary of our affiliate, Franklin Square Holdings, a national sponsor of alternative investment products designed for the individual investor. FS Advisor is registered as an investment adviser with the SEC under the Advisers Act and is led by the same personnel that form the investment and operations team of FB Income Advisor, LLC. FB Income Advisor, LLC is a registered investment adviser that manages Franklin Square Holdings' first affiliated business development company, FS Investment Corporation. FS Investment Corporation commenced operations on January 2, 2009, and is focused on generating current income and, to a lesser extent, long-term capital appreciation for shareholders, primarily by making investments in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies. As of December 31, 2010, FS Investment Corporation had total assets of approximately $782 million.

        Our president and chief executive officer, Michael C. Forman, has led FS Advisor since its inception. In 2007, he co-founded Franklin Square Holdings with the goal of delivering alternative investment solutions, advised by what Franklin Square Holdings believes to be best-in-class institutional asset managers, to individual investors nationwide. In addition to leading FS Advisor, Mr. Forman currently serves as president and chief executive officer of FB Income Advisor, LLC and FS Investment Corporation and is a member of FS Investment Corporation's investment committee.

        FS Advisor's senior management team has significant experience in private lending, private equity and real estate investing, and has developed an expertise in using all levels of a firm's capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as business development companies. FS Advisor is presently staffed with 14 employees and may retain additional investment personnel as our activities expand. We believe that the active and ongoing participation by Franklin Square Holdings and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FS Advisor's management team, will allow FS Advisor to successfully execute our investment strategy. See "Management" for biographical information regarding Mr. Forman and other members of FS Advisor's senior management team.

        All investment decisions require the unanimous approval of FS Advisor's investment committee, which is currently comprised of Messrs. Forman, Adelman, Stahlecker and Conley. Our board of trustees, including a majority of independent trustees, oversees and monitors our investment performance and, beginning with the second anniversary of the date of the investment advisory and administrative services agreement, will annually review the compensation we pay to FS Advisor and the compensation FS Advisor pays to GSO to determine that the provisions of the investment advisory and administrative services agreement and the investment sub-advisory agreement, respectively, are carried out. See "Investment Advisory and Administrative Services Agreement."

About GSO

        From time to time, FS Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FS Advisor believes will aid it in achieving our investment objectives. FS Advisor has engaged GSO to act as our investment sub-adviser. GSO will assist FS Advisor in identifying investment opportunities and will make investment recommendations for approval by FS Advisor, according to asset allocation and other guidelines set by FS Advisor. GSO is a Delaware limited partnership with principal offices located at 280 Park Avenue, New York, New York 10017.

        GSO is the credit platform affiliate of Blackstone, a leading global asset manager. As of December 31, 2010, GSO and its affiliates managed approximately $31.0 billion of assets across multiple strategies within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. GSO has extensive experience investing in Energy companies. From 2005 through 2010, funds managed by GSO have invested approximately $7.5 billion in Energy companies, including approximately $4.9 billion in secured loans, $1.5 billion in bonds, $1.0 billion in equity, and $100 million in bankruptcy claims. As sub-adviser, GSO will utilize its experience in Energy investing and make recommendations to FS Advisor in a manner that is consistent with its existing investment and monitoring processes.

        Blackstone is a leading global alternative asset manager and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of $128.1 billion as of December 31, 2010. Blackstone's alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly-traded closed-end mutual funds. Blackstone is a publicly traded limited partnership that has common units which trade on the New York Stock Exchange under the symbol "BX." Information about Blackstone and its various affiliates, including certain ownership, governance and financial information, is disclosed in Blackstone's periodic filings with the SEC, which can be obtained from Blackstone's website at http://ir.blackstone.com or the SEC's website at www.sec.gov.

Market Opportunity

        We believe that there are and will continue to be significant investment opportunities in income-oriented securities of privately-held Energy companies within the United States that will provide attractive risk-adjusted returns compared to other types of investments.

        Assets of Energy companies are growing both in size and importance to the global economy. The International Energy Agency's (IEA) 2010 World Energy Outlook projects worldwide energy demand to grow 1.2% per annum from 2008-2035. This anticipated growth will need to be met with increased supply throughout the world. The IEA estimates that over $6.1 trillion must be invested in North American energy-supply infrastructure from 2010-2035 to support development of the long-lived energy assets that drive the production, transportation and use of energy and other commodities. Such investments are expected to be made across all sub-sectors of the Energy markets by the over 13,000 private companies and 300 public companies whose traded market capitalization exceeds $2 trillion.

        Across Energy industry sub-sectors, we see multiple factors which will necessitate additional and continued capital infusion. Upstream companies face the inherent production declines of oil and natural gas reserves, which in turn require large annual capital inflows to replace such lost production. This is particularly true for the growing supply of natural gas from the Haynesville, Marcellus, Barnett, Fayetteville and Eagle Ford shales, which in many cases have a first year production decline rate of over 75%. Developing many of these reservoirs requires increasingly complex drilling and completion techniques which cost considerably more than conventional techniques. In addition, the development of these new fields highlights that many of the Midstream assets throughout the U.S. are aging and are not ideally located, requiring that additional infrastructure be built to ensure this new supply reaches market. According to the IEA report, power projects will require nearly half of the $6.1 trillion required for investment in energy supply infrastructure from 2010-2035. This increased investment demand is principally due to a shift in the mix of power generation sources toward more capital intensive options such as nuclear, wind and solar. We believe these investment opportunities could increase significantly due to potential environmental regulations that are expected to impact certain fossil-fuel generation, particularly coal generation which comprises nearly one-half of current U.S. generation. We believe such market dynamics across these sub-sectors will present a large and growing investment opportunity for FSEP.

        We believe that this large and diversified asset class maintains the following attractive and distinct investment characteristics:

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  Stable cash flows.  We will seek to make investments in companies that have relatively stable cash flows. For example, we expect to invest in Midstream companies that generate a substantial amount of their cash flow from contracted assets with limited commodity price risk. We expect to invest in power companies that generate cash flow through a variety of contracts such as PPAs which are intended to mitigate commodity price fluctuations. Our investments in Upstream companies will generally focus on those companies which we believe have lower-risk, longer-lived assets that are generating strong cash flow and that have effectively hedged a portion of their production at known prices.

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  High barriers to entry.  Due to the high cost of construction and the extensive time required to obtain all the necessary environmental and regulatory approvals required to construct new energy infrastructure assets, the barriers to enter the sector are high. For example, it can take up to 15 years to obtain the necessary regulatory approvals for, and to ultimately complete construction of, a new nuclear power generating facility. As a result, it may be difficult to replicate an existing network of integrated energy infrastructure assets. These barriers to entry create a competitive advantage for existing Energy companies with significant operations. We believe such barriers produce more operating leverage and, correspondingly, reduce market risk.

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  Steady distributions with attractive growth profiles.  As mentioned above, national and global demand for Energy is expected to continue to expand over the long term due to growing demand from emerging markets, domestic economic growth, aging of existing infrastructure and the industry's dependence on fossil fuels, which are inherently finite resources. As Energy companies seek to finance these assets, we foresee a growing opportunity to make income-oriented investments. Given the strong asset value in much of the Energy industry, we believe there is significant support for additional debt within the capital structure of many Energy companies. This includes opportunities for senior debt, subordinated debt and equity securities with customarily increasing levels of risk and return. In general, we believe Energy companies will often seek to attract capital by paying investors a steady stream of current income with some opportunity to share in the long-term growth in their underlying markets. We believe such trends are well-aligned with FSEP's investment objectives.

Characteristics of and Risks Related to Investments in Private Companies

        We intend to invest primarily in income-oriented securities of privately-held companies within the United States. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. Second, the investments themselves may often be illiquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. In addition, little public information generally exists about private companies, requiring an experienced due diligence team to analyze the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FS Advisor and/or GSO to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in investing in, these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy

        Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of Energy companies. This investment policy may not be changed without at least 60 days prior notice to holders of our common shares of any such change. In accordance with the best interests of our shareholders, FS Advisor will continue to monitor our targeted investment mix as economic conditions evolve.

        When identifying prospective portfolio companies, we intend to focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk:

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  Deeply-rooted asset value.  We intend to invest in companies that have significant asset value rather than speculative investments that rely solely on rising energy commodity prices, exploratory drilling success, or factors beyond the control of a portfolio company. We intend to focus on Energy companies that have strong potential for enhancing asset value through factors within their control. Examples of these types of factors include operating cost reductions and revenue increases driven by improved operations of previously under-performing or under-exploited assets. Such investments are expected to have significant collateral coverage and downside protection irrespective of the broader economy.

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  Defensible market positions.  We intend to invest in companies that have developed strong positions within their sub-sector and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We will seek companies that can protect their competitive advantage through scale, scope, customer loyalty, product pricing or product quality, thereby minimizing business risk and protecting profitability.

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  Proven management teams.  We intend to focus on companies that have experienced management teams with an established track record of success. We will typically require our portfolio companies to have proper incentives in place to align management's goals with ours.

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  Commodity Price Management.  We intend to invest in companies that appropriately manage their commodity price exposure through the use of hedging with highly-rated counterparties, contracts such as PPAs or tolling agreements and other instruments that seek to minimize the company's exposure to significant commodity price swings.

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  Diversification.  We will seek to diversify our portfolio broadly among issuers and sub-sectors within the Energy Investment Universe, thereby attempting to reduce the risk of a downturn in any one company or sub-sector having a disproportionate impact on the value of our portfolio.

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  Viable exit strategy.  We will attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions. We expect that a large portion of our portfolio may be sold on this secondary market for the foreseeable future, depending on market conditions. For any investments that are not able to be sold within this market, we intend to focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

Competitive Strengths

        We believe that we offer our investors the following competitive strengths:

        Global platform with seasoned investment professionals.  FS Advisor's senior management team believes that the breadth and depth of its experience, together with the wider resources of GSO's investment team which is dedicated to sourcing, structuring, executing, monitoring and harvesting a broad range of private investments, provides us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities worldwide.

        Long-term investment horizon.  Our long-term investment horizon gives us greater flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, we will not be required to return capital to our shareholders once we exit a portfolio investment. Such funds typically can only be invested once and must be returned to investors after a specific time period. These provisions often force private equity and venture capital funds to seek liquidity events, including initial public offerings, mergers or recapitalizations, more quickly than they otherwise might, potentially resulting in a lower return to investors. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, will provide us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

        GSO transaction sourcing capability.  FS Advisor will seek to leverage GSO's significant access to transaction flow. GSO seeks to generate investment opportunities through syndicate and club deals (generally, investments made by a small group of investment firms) and, subject to regulatory constraints as discussed under "Regulation," also through GSO's proprietary origination channels. These include significant contacts to participants in the credit and leveraged finance marketplace, which it can draw upon in sourcing investment opportunities for us. With respect to syndicate and club deals, GSO has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GSO's origination channel, FS Advisor will seek to leverage the global presence of GSO and its long-standing personal contacts within the Energy industry to generate access to a substantial amount of originated transactions with attractive investment characteristics. We believe that the broad network of GSO will produce a significant amount of investment opportunities for us. GSO also has a significant trading platform allowing us access to the secondary market for investment opportunities.

        Disciplined, income-oriented investment philosophy.  FS Advisor and GSO will employ a conservative investment approach focused on current income and long-term investment performance. This investment approach will involve a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining potential for long-term capital appreciation.

        Investment expertise across all levels of the corporate capital structure.  FS Advisor and GSO believe that their broad expertise and experience investing at all levels of a company's capital structure will afford us numerous approaches to managing risk while preserving the opportunity for significant returns on our investments. We will attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions. In addition, we plan to leverage this broad-ranging capability to enable us to provide Energy companies with financing that most closely aligns with their particular capital needs. We believe that such flexibility is valuable to Energy companies and provides FSEP with a competitive advantage over other capital providers that are more limited in the securities in which they invest.

Operating and Regulatory Structure

        Our investment activities will be managed by FS Advisor and supervised by our board of trustees, a majority of whom are independent. Under our investment advisory and administrative services agreement, we have agreed to pay FS Advisor an annual base management fee based on our gross assets as well as incentive fees based on our performance. See "Investment Advisory and Administrative Services Agreement" for a description of the fees we pay to FS Advisor.

        FS Advisor will provide us with general ledger accounting, fund accounting, and investor and other administrative services. FS Advisor has contracted with Vigilant Compliance Services, LLC to provide us with a chief compliance officer, Salvatore Faia, a principal with that firm.

        As a business development company, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects pursuant to the 1940 Act. Within the limits of existing regulation, we will adjust our use of debt, according to market conditions, to the level we believe will allow us to generate maximum risk-adjusted returns. See "Regulation." We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code.

Investment Types

  Senior debt

        Senior debt is situated at the top of the capital structure. Because this debt has priority in payment, it carries the least risk among all investments in a firm. Generally, senior debt in which we intend to invest is expected to have a maturity period of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Senior debt is comprised of first lien and second lien debt positions. Second lien debt is granted a second priority security interest in the assets of the borrower. Generally, we expect that the variable interest rate on our first lien debt typically will range between 2.0% and 6.0% over a standard benchmark, such as the prime rate or the London Interbank Offered Rate (LIBOR). We expect that the variable interest rate on second lien debt will range between 4.0% to 8.0% over the prime rate or LIBOR. In addition, we may receive additional returns from any warrants we may receive in connection with these investments.

  Subordinated debt

        In addition to senior debt, we also intend to invest a portion of our assets in subordinated debt of private companies. Subordinated debt usually ranks junior in priority of payment to senior secured loans and second lien secured loans and is often unsecured, but is situated above preferred equity and common stock in the capital structure. In return for their junior status compared to senior secured loans and second lien secured loans, subordinated debt typically offers higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise. We intend to generally target subordinated debt with interest-only payments throughout the life of the security, with the principal due at maturity. Typically, subordinated debt securities have maturities of five to ten years. Generally, we expect these securities to carry a fixed or a floating interest rate of 6.0% to 12.0% over the prime rate or LIBOR. In addition, we may receive additional returns from any warrants we may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be paid in kind.

  Preferred equity

        Preferred equity typically includes a stated value or liquidation preference structurally ahead of common equity holders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Preferred equity can also include a conversion feature whereby the securities convert into common stock based on established parameters according to set ratios. We intend to invest in primarily income-oriented equity securities of Energy companies in a manner consistent with our status as a BDC.

  Other equity securities

        We may also invest in other equity securities which are typically structurally subordinate to all other securities within the capital structure and do not have a stated maturity. As compared to more senior securities, equity interests have greater risk exposure, but also have the potential to provide a higher return. Some of these investments may take the form of common units in MLPs. MLPs typically pay their unitholders quarterly distributions, offering investors a current yield and the opportunity for a more stable return profile.

  Net profits interests, royalty interests, volumetric production payments (VPPs)

        We may invest in energy-specific non-operating investments including net profits interests, royalty interests or VPPs. Such non-operating interests do not include the rights and obligations of operating a mineral property (costs of exploration, development, operation) and do not bear any part of the net losses. Net profits interests and royalty interests are contractual agreements whereby the holders of such interests are entitled to a portion of the mineral production, or proceeds therefrom. A VPP is a type of structured investment whereby the owner sells a specific volume of production in a field or property to an investor and the investor receives a specific quota of production on a monthly basis in either raw output or proceeds therefrom. A VPP is typically set to expire after a certain length of time or after a specified aggregate total volume of the commodity has been delivered. If the producer cannot meet the supply quota for a given period, the supply obligation rolls forward to future cycles until the buyer is made financially whole.

  Non-U.S. securities

        We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Because evidences of ownership of such securities usually are held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Sources of Income

        The primary means through which our shareholders will receive a return of value is through interest income, dividends and capital gains generated by our investments. In addition to these sources of income, we may receive fees paid by our portfolio companies, including one-time closing fees paid at the time each investment is made and monitoring fees paid throughout the term of our investments. Closing fees typically range from 1.0% to 2.0% of the purchase price of an investment, while monitoring fees generally range from 0.25% to 1.0% of the purchase price of an investment annually.

Risk Management

        We will seek to limit the downside potential of our investment portfolio by:

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  applying our investment strategy guidelines for portfolio investments;

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  requiring a total return on investments (including both interest and potential appreciation) that adequately compensates us for credit risk;

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  diversifying our portfolio, size permitting, with an adequate number of companies, across different sub-sectors of the Energy industry, with different types of collateral; and

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  negotiating or seeking debt and other securities with covenants or features that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

        Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights. We may also enter into interest rate hedging transactions at the sole discretion of FS Advisor. Such transactions will enable us to selectively modify interest rate exposure as market conditions dictate.

  Affirmative covenants

        Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender's monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include covenants requiring the borrower to maintain adequate insurance, accounting and tax records, and to produce frequent financial reports for the benefit of the lender.

  Negative covenants

        Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender's investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender's approval. In addition, certain covenants restrict a borrower's activities by requiring it to meet certain earnings interest coverage ratio and leverage ratio requirements. These covenants are also referred to as financial or maintenance covenants.

Investment Process

        The investment professionals employed by FS Advisor and GSO have spent their careers developing the resources necessary to invest in private companies. Our transaction process is highlighted below.

Our Transaction Process

  Sourcing

        In order to source transactions, FS Advisor will seek to leverage GSO's significant access to transaction flow, along with GSO's trading platform, which allows for access to the secondary market for such debt securities, a key source of investment opportunities for us. GSO seeks to generate investment opportunities through its trading platform, through syndicate and club deals and, subject to regulatory constraints, through GSO's proprietary origination channels. With respect to syndicate and club deals, GSO has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GSO's origination channel, FS Advisor will seek to leverage the global presence of GSO to generate access to originated transactions with attractive investment characteristics. We believe that the broad networks of FS Advisor and GSO will produce a significant pipeline of investment opportunities for us.

  Evaluation

        Initial review.    In its initial review of an investment opportunity to present to FS Advisor, GSO's transaction team examines information furnished by the target company and external sources, including rating agencies, if applicable, to determine whether the investment meets our basic investment criteria and other guidelines specified by FS Advisor, within the context of proper portfolio diversification, and offers an acceptable probability of attractive returns with identifiable downside risk. For the majority of securities available on the secondary market, a comprehensive analysis is conducted and continuously maintained by a dedicated GSO research analyst, the results of which are available for the transaction team to review. In the case of a primary transaction, FS Advisor and GSO will conduct detailed due diligence investigations as necessary.

        Credit analysis/due diligence.    Before undertaking an investment, the transaction team will conduct a thorough due diligence review of the opportunity to ensure the company fits our investment strategy, which may include:

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  a full operational analysis to identify the key risks and opportunities of the target's business, including a detailed review of historical and projected financial results;

  •
  a detailed analysis of industry dynamics, competitive position, regulatory, tax and legal matters;

  •
  on-site visits, if deemed necessary;

  •
  background checks to further evaluate management and other key personnel;

  •
  a review by legal and accounting professionals, environmental or other industry consultants, if necessary;

  •
  financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

  •
  a review of management's experience and track record.

        When possible, our advisory team will seek to structure transactions in such a way that our target companies are required to bear the costs of due diligence, including those costs related to any outside consulting work we may require.

  Execution

        Recommendation.    FS Advisor has engaged GSO to identify and recommend investment opportunities for its approval. GSO seeks to maintain a defensive approach toward its investment recommendations by emphasizing risk control in its transaction process, which includes (i) the pre-review of each opportunity by one of its portfolio managers to assess the general quality, value and fit relative to our portfolio, (ii) where possible, transaction structuring with a focus on preservation of capital in varying economic environments and (iii) ultimate approval of investment recommendations by GSO's investment committee.

        Approval.    After completing its internal transaction process, GSO will make formal recommendations for review and approval by FS Advisor. In connection with its recommendation, it will transmit any relevant underwriting material and other information pertinent to the decision-making process. In addition, GSO will make its staff available to answer inquiries by FS Advisor in connection with its recommendations. The consummation of a transaction will require unanimous approval of the members of FS Advisor's investment committee.

  Monitoring

        Portfolio monitoring.    FS Advisor, with the help of GSO, will monitor our portfolio with a focus toward anticipating negative credit events. To maintain portfolio company performance and help to ensure a successful exit, FS Advisor and GSO will work closely with the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other security holders to discuss financial position, compliance with covenants, financial requirements and execution of the company's business plan. In addition, depending on the size, nature and performance of the transaction, we may occupy a seat or serve as an observer on a portfolio company's board of directors or similar governing body.

        Typically, FS Advisor and GSO will receive financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a quarterly basis from our portfolio companies. FS Advisor and GSO will use this data, combined with due diligence gained through contact with the company's customers, suppliers, competitors, market research, and other methods, to conduct an ongoing, rigorous assessment of the company's operating performance and prospects.

        In addition to various risk management and monitoring tools, FS Advisor will use an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FS Advisor will use an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.
2	Performing investment generally executing in accordance with the portfolio company's business plan—full return of principal and interest expected.
3	Performing investment requiring closer monitoring.
4	Underperforming investment—some loss of interest or dividend expected, but still expecting a positive return on investment.
5	Underperforming investment with expected loss of interest and some principal.

        FS Advisor will monitor and, when appropriate, will change the investment ratings assigned to each investment in our portfolio. In connection with valuing our assets, our board of trustees will review these investment ratings on a quarterly basis. In the event that our board of trustees or advisory team determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, they will attempt to sell the asset in the secondary market, if applicable, or to implement a plan to attempt to exit the investment or to correct the situation.

        Valuation process.    Each quarter, we will value investments in our portfolio, and such values will be disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available will be recorded at such market quotations. With respect to investments for which market quotations are not readily available, our board of trustees will determine the fair value of such investments in good faith, utilizing the input of our valuation committee, FS Advisor and any other professionals or materials that our board of trustees deems worthy and relevant, including GSO and independent third-party valuation firms, if applicable. See "Determination of Net Asset Value."

        Managerial assistance.    As a business development company, we must offer, and provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, FS Advisor or GSO will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than FS Advisor or GSO, will retain any fees paid for such assistance.

  Exit

        Exit transactions.    We will attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions. We expect that a large portion of our portfolio may be sold on this secondary market for the foreseeable future, depending on market conditions. For any investments that are not able to be sold within this market, we intend to focus primarily in investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

Staffing

        We do not currently have any employees. The compensation of our chief compliance officer, Salvatore Faia, will be paid by FS Advisor. We will reimburse FS Advisor for the compensation paid to our chief compliance officer and his staff. See "Administrative Services." Mr. Faia is not affiliated with FS Advisor. See "Management—Board of Trustees and Executive Officers—Executive Officers Who are Not Trustees" for a biography of Mr. Faia.

        Each of our executive officers described under "Management," aside from Mr. Faia, is a principal or officer of FS Advisor, which manages and oversees our investment operations. In the future, FS Advisor may retain additional investment personnel based upon its needs. See "Investment Advisory and Administrative Services Agreement."

Facilities

        Our administrative and principal executive offices are located at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

        Neither we nor FS Advisor is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against FS Advisor.

        From time to time, we and individuals employed by FS Advisor may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of such legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

DETERMINATION OF NET ASSET VALUE

        We intend to determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of trustees. In connection with that determination, FS Advisor will prepare portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, the most recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

        Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

        With respect to investments for which market quotations are not readily available, we will undertake a multi-step valuation process each quarter, as described below:

  •
  our quarterly valuation process will begin with each portfolio company or investment being initially valued by FS Advisor's management team, with such valuation taking into account information received from our sub-adviser and an independent valuation firm, if applicable;

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  preliminary valuation conclusions will then be documented and discussed with our valuation committee;

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  our valuation committee will review the preliminary valuation and FS Advisor's management team, together with our independent valuation firm, if applicable, will respond and supplement the preliminary valuation to reflect any comments provided by the valuation committee; and

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  our board of trustees will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Advisor, the valuation committee and any third-party valuation firm, if applicable.

        Determinations of fair value involve subjective judgments and estimates. Accordingly, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on our financial statements. Below is a description of factors that our board of trustees may consider when valuing our equity and debt investments.

        Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of trustees will consider include the borrower's ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

        Our equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. Our board of trustees, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

        Our board of trustees may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of trustees may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security.

        The fair values of our investments will be determined in good faith by our board of trustees. Our board of trustees will be solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. We intend to value all of our Level 2 and Level 3 assets by using an independent third-party pricing service which will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the date of the relevant period end. For investments for which the third-party pricing service is unable to obtain quoted prices, we intend to obtain bid and ask prices directly from dealers who make a market in such investments. To the extent that we hold investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, our valuation committee will utilize an independent third-party valuation service to value such investments. We will periodically benchmark the bid and ask prices received from the third-party pricing service and valuations received from the third-party valuation service, as applicable, against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value.

Determinations in Connection With Offerings

        We are offering our common shares on a continuous basis at an initial offering price of $10.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that common shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for our common shares in this offering must submit subscriptions for a certain dollar amount, rather than a number of our common shares and, as a result, may receive fractional common shares. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years.

        In connection with each semi-monthly closing on the sale of common shares offered pursuant to this prospectus on a continuous basis, our board of trustees or a committee thereof is required, within 48 hours of the time that each closing and sale is made, to make the determination that we are not selling common shares at a price per share which, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share. Our board of trustees will consider the following factors, among others, in making such determination:

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  the net asset value per share of our common shares disclosed in the most recent periodic report we filed with the SEC;

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  our management's assessment of whether any material change in the net asset value per share has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value per share to the period ending two days prior to the date of the closing on and sale of our common shares; and

  •
  the magnitude of the difference between the net asset value per share disclosed in the most recent periodic report we filed with the SEC and our management's assessment of any material change in the net asset value per share since the date of the most recently disclosed net asset value per share, and the offering price of our common shares at the date of closing.

        Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of our common shares, but instead it involves the determination by our board of trustees or a committee thereof that we are not selling our common shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value per share at the time at which the closing and sale is made.

        Moreover, to the extent that there is even a remote possibility that we may (i) issue our common shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value per share of our common shares at the time at which the closing and sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of our common shares pursuant to this prospectus if the net asset value per share fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of trustees or a committee thereof will elect, in the case of clause (i) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

        In addition, a decline in our net asset value per share to an amount more than 5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of trustees, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of trustees believes that such decrease in the net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of trustees will undertake to establish a new net offering price that is not more than 5% above our net asset value per share. If our board of trustees determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase common shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 5%.

        These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common shares offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

MANAGEMENT

        Pursuant to our declaration of trust and bylaws, our business and affairs are managed under the direction of our board of trustees. The responsibilities of our board of trustees include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of trustees currently has an audit committee and a valuation committee and may establish additional committees from time to time as necessary. Our board of trustees is tasked with the same level of responsibility and performs the same role as a board of directors for a corporation. Each trustee will serve until the next annual meeting of shareholders and until his or her successor is duly elected. Although the number of trustees may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent trustee. Any trustee may resign at any time and may be removed with or without cause by the shareholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the trustee shall be removed.

        A vacancy created by an increase in the number of trustees or the death, resignation, removal, adjudicated incompetence or other incapacity of a trustee may be filled only by a vote of a majority of the remaining trustees. As provided in our declaration of trust, nominations of individuals to fill the vacancy of a board seat previously filled by an independent trustee will be made by the remaining independent trustees.

Board of Trustees and Executive Officers

        Our board of trustees will consist of seven members, four of whom are not "interested persons" of us or FS Advisor as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent trustees. Members of our board of trustees will be elected annually at our annual meeting of shareholders. We are prohibited from making loans or extending credit, directly or indirectly, to our trustees or executive officers under section 402 of the Sarbanes-Oxley Act.

  Trustees

        Information regarding our board of trustees is set forth below. We have divided the trustees into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Energy and Power Fund, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

NAME	AGE	TRUSTEE SINCE	EXPIRATION OF TERM
Interested Trustees
Michael C. Forman	50	2010	2011
David J. Adelman	39	2010	2011
Michael Heller	46	2010	2011
Independent Trustees
Gregory P. Chandler	44	2010	2011
Thomas J. Gravina	49	2010	2011
Paul Mendelson	64	2011	2011
Richard W. Vague	55	2011	2011

  Interested Trustees

        Michael C. Forman has been our chairman, president and chief executive officer since inception as well as the chief executive officer and chairman of FS Advisor since its inception. Mr. Forman also currently serves as president, chief executive officer and chairman of both FB Income Advisor, LLC and FS Investment Corporation and has presided in such roles since the respective entities' inception in 2007. In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that invests in private equity, senior and mezzanine debt, and real estate, and has served as managing general partner since inception. In 2007, Mr. Forman co-founded Franklin Square Holdings. Prior to co-founding FB Capital Partners, Mr. Forman spent nearly 20 years as an attorney in the Corporate and Securities Department at the Philadelphia-based law firm of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, where he was a partner from 1991 until leaving the firm to focus exclusively on investments. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman serves as a member of the board of directors of a number of private companies. He is also a member of a number of civic and charitable boards, including The Franklin Institute, the University of the Arts, the Vetri Foundation for Children, the Executive Committee of the Greater Philadelphia Alliance for Capital and Technologies (PACT), and Murex Investments, Inc., a Pennsylvania-based economic development/venture capital firm, where he chairs the investment committee. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

        David J. Adelman serves as our vice-chairman and as vice chairman of FS Advisor. He also currently serves as the vice chairman of the board of directors of FS Investment Corporation and has served on the board of directors since the company's inception in 2007. Mr. Adelman has also served as vice chairman of FB Income Advisor, LLC since its inception in 2007. Mr. Adelman has significant managerial and investment experience and has served as the president and chief executive officer of Philadelphia-based Campus Apartments, Inc. since 1999. Campus Apartments develops, manages, designs and privately finances more than 220 upscale housing facilities for colleges and universities across the United States. In 2006, Campus Apartments entered into a $1.1 billion venture with GIC Real Estate Pte Ltd., the real estate investment arm of the Government of Singapore Investment Corporation, in which Campus Apartments uses the venture's capital to acquire, develop, operate and manage student housing projects across the United States. In addition to his duties as president and chief executive officer of Campus Apartments, Mr. Adelman is the vice chair of University City District Board of Directors, the president of the Apartment Association of Greater Philadelphia, board member of Hyperion Bank and the National Multi Family Council (NMHC), member of the Executive Committee of the Urban Land Institute's Philadelphia Chapter and a member of the Young President's Organization. Mr. Adelman is also an active private investor and entrepreneur, having co-founded Franklin Square Holdings with Mr. Forman. Mr. Adelman received his B.A. in Political Science from Ohio State University.

        Michael Heller is a shareholder at the law firm of Cozen O'Connor, where he serves as the Chairman of the firm's Business Law Department, is a member of its management committee and heads the firm's Emerging Business and Venture Capital practice group. He also currently serves on the board of directors of FS Investment Corporation and has presided in that role since the company's inception in 2007. He is also a member of FS Investment Corporation's valuation committee. Mr. Heller is a corporate and securities lawyer whose practice is devoted to representing private equity and venture capital funds as well as counseling entrepreneurs and middle-market businesses in various corporate matters, including the structuring of capital-raising transactions and merger and acquisition transactions. Prior to becoming the chairman of the Business Law Department in 2006, Mr. Heller served as vice-chairman of the firm's Business Law Department from 2002 until 2006. Mr. Heller is a member of the board of directors of Cozen O'Connor and Hanover Fire and Casualty Insurance Company, a privately-held property and casualty insurance company. Mr. Heller received a B.S. in Accounting, summa cum laude, from The Pennsylvania State University, and a J.D., magna cum laude, from Villanova University, where he was a Law Review editor and a member of the Order of the Coif.

  Independent Trustees

        Gregory P. Chandler has been chief financial officer of Emtec, Inc. and president of Emtec Global Services Division since May 2009. He also currently serves on the board of directors of FS Investment Corporation and has presided in that role since 2008. He is also the chair of FS Investment Corporation's audit committee and a member of its valuation committee. Previously, he served as managing director, Investment Banking, at Janney Montgomery Scott LLC from 1999 to 2009. Prior to this, he was a consultant at PricewaterhouseCoopers, where he assisted companies in a diverse set of industries in the "Office of the CFO Practice" and worked on strategy engagements and larger scale human resources and accounting enterprise software engagements. From 1995 to 1999, he worked as a Certified Public Accountant at Coopers and Lybrand. In his capacity as an auditor there, he was part of the Investment Company practice where he managed audits of mutual funds, hedge funds and venture capital funds. Mr. Chandler also served as a logistics officer with the United States Army for four years. Mr. Chandler's degrees include a B.S. in Engineering from the United States Military Academy at West Point and an MBA from Harvard Business School. He is also a Certified Public Accountant. He also serves on the boards of Emtec, Inc., a publicly traded systems integrator, and The Enterprise Center, a not-for-profit entity.

        Thomas J. Gravina currently serves as chairman of GPX Enterprises, L.P., a private investment firm, and chairman of GPX Realty Partners, L.P., a private real estate and investment advisory firm, and has served in such capacity since co-founding both companies in 2005. He also currently serves on the board of directors of FS Investment Corporation and has presided in that role since 2009. He is also a member of FS Investment Corporation's audit committee. Mr. Gravina also currently serves as chairman and chief executive officer of Evolve IP, LLC, a private communications company, which he co-founded in December 2006. Previously, from 2000 to 2005, Mr. Gravina served as president and chief executive officer of ATX Communications, Inc., a publicly traded communications company. Mr. Gravina also served as chairman of the board of directors of ATX Communications, Inc. from 2005 to 2006. Mr. Gravina led the multi-billion dollar merger in 2000 between publicly traded CoreComm Limited and Voyager.net, and privately-held ATX Telecommunications Services, of which he was co-chief executive officer and co-founder since 1987. Mr. Gravina is a member of the board of directors and chairman of the audit committee of the Philadelphia College of Osteopathic Medicine and is a member of several other charitable and civic boards. Mr. Gravina received his B.S. in Business Administration from Villanova University.

        Paul Mendelson served as the chief financial officer of Lincoln Investment Planning, Inc., a broker-dealer and registered investment adviser, from 1994 until 2011 and currently serves as a Senior Advisor for Business Development for Lincoln Investment. As chief financial officer, Mr. Mendelson was responsible for all financial reporting, controls, planning and regulatory issues. His activities also included acquisitions, consulting with independent branch offices and negotiating contracts, and, as a member of the executive committee, he participated in strategic planning. He also has served on the board of directors of FS Investment Corporation since 2008, and is a member of FS Investment Corporation's valuation committee. From 1996 to 1999, Mr. Mendelson also led the technology and operations divisions of Lincoln Investment. Prior to joining Lincoln Investment in 1994, Mr. Mendelson spent 20 years in various positions, including controller, chief financial officer, vice president, president and trustee for a group of commonly-owned privately-held businesses, including manufacturing, retail, service and real estate. Prior to this, Mr. Mendelson spent two years with Arthur Anderson and Company, an international public accounting firm. Mr. Mendelson received a B.S. degree in Accounting from Lehigh University and an M.B.A. degree from the Wharton School of the University of Pennsylvania. He is a member of the American Institute of Certified Public Accountants and holds a Series 27 Securities License.

        Richard W. Vague is the co-founder of Energy Plus, an electricity and natural gas supply company headquartered in Philadelphia and operating in states throughout the U.S., where he has served as

Chairman and Chief Executive Officer since 2007. Immediately prior to that, Mr. Vague served as Chief Executive Officer of Barclays Bank Delaware, a financial institution and credit card issuer, since December 2004. Mr. Vague was previously co-founder of two credit card companies—First USA, which grew to be the largest Visa issuer in the industry and which was sold to Bank One in 1997, and Juniper Financial, the fastest growing credit card issuer of the past decade, which was sold to Barclays PLC in 2004. Mr. Vague is also managing partner of Gabriel Investments, an early stage investment fund. Mr. Vague currently serves on the corporate boards of Heartland Payment Systems of Princeton, New Jersey, Think Direct Marketing of Tampa, Florida and GoodCents Corporation of Atlanta, Georgia. He is president of the Philadelphia Live Arts and Fringe Festival, and on the boards of the University of Pennsylvania Press, the Franklin Institute, the Dean's Advisory Council of New York University's Tisch School of the Arts, the U.S. State Department's Advisory Committee on International Economic Policy and the U.S. Department of Energy's Electricity Advisory Committee. Mr. Vague is co-founder of the Afghanistan Study Group and is also editor of the blog and email newsletter service Delanceyplace.com.

  Executive Officers

        The following persons serve as our executive officers in the following capacities:

NAME	AGE	POSITIONS HELD
Michael C. Forman	50	President and Chief Executive Officer
Salvatore Faia	47	Chief Compliance Officer
William Goebel	36	Chief Financial Officer
Gerald F. Stahlecker	45	Executive Vice President
Ryan D. Conley	29	Vice President, Treasurer and Secretary

        The address for each executive officer is c/o FS Energy and Power Fund, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

  Executive Officers Who are Not Trustees

        Salvatore Faia has been our chief compliance officer since inception. Mr. Faia also currently serves as the chief compliance officer of FS Investment Corporation and has presided in that role since 2008. Since 2004, Mr. Faia has served as the president of Vigilant Compliance Services, a full service compliance firm serving mutual funds and the investment industry. In connection with his role as president of Vigilant Compliance Services, he currently serves as chief compliance officer for a number of mutual funds and investment advisers. From 2002 to 2004, Mr. Faia served as senior legal counsel for PFPC Worldwide, and from 1997 to 2001, he was a partner with Pepper Hamilton LLP. Mr. Faia has extensive experience with mutual funds, hedge funds, investment advisers, broker dealers and the investment management industry. In addition to being an experienced 1940 Act and Advisers' Act attorney, he is a Certified Public Accountant, and holds various Financial Industry Regulatory Authority Securities Licenses. Mr. Faia is a Member of the Investment Company Institute's Chief Compliance Officer Committee. Mr. Faia graduated from La Salle University and received his J.D. from the University of Pennsylvania Law School.

        William Goebel, CFA, CPA has served as our chief financial officer since February 2011. Prior to joining the Company, Mr. Goebel held a senior manager audit position with Ernst & Young LLP in the firm's asset management practice from 2003 to 2011, responsible for the audits of RICs, private investment partnerships, investment advisers and broker/dealers. Mr. Goebel began his career at a regional public accounting firm, Tait, Weller and Baker, in 1997. Mr. Goebel received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1997. He is a CFA Charterholder and a Certified Public Accountant.

        Gerald F. Stahlecker has been our executive vice president since inception as well as the executive vice president of FS Advisor since its inception. Mr. Stahlecker also currently serves as executive vice president of FB Income Advisor, LLC and FS Investment Corporation, and has presided in such roles since January 2010 and April 2010, respectively. Mr. Stahlecker was an independent director of FS Investment Corporation and served as a member of its audit committee and as chairman of its valuation committee from the company's inception in 2007 to December 2009 when he resigned as a director in order to join our affiliates, FB Income Advisor, LLC and Franklin Square Holdings. Mr. Stahlecker is a former founding partner of Radcliffe Capital Management, L.P., or Radcliffe, an SEC-registered investment advisory firm which manages the Radcliffe Funds, a family of Cayman Islands-based, master-feeder structured hedge funds, as well as separately managed accounts for an institutional investor base. Radcliffe pursues convertible arbitrage, high-yield debt, special situations and event-driven investment strategies. From its founding in October 2002 until selling his interest in Radcliffe in July 2009, Mr. Stahlecker served as managing director and chief operating officer of Radcliffe and was the co-chair of its investment committee. Prior to co-founding Radcliffe and its affiliated entities, from May 1998 through October 2002, Mr. Stahlecker served as an officer and director of Rose Glen Capital Management, L.P., or Rose Glen, a predecessor to Radcliffe. Rose Glen managed hedge funds focusing on directly negotiated, structured debt and equity investments in public companies. Mr. Stahlecker has extensive experience in structuring and negotiating investment transactions on behalf of investors and issuers and has participated in numerous distressed and special situation restructurings on behalf of investors.

        From 1992 to 1998, Mr. Stahlecker was an attorney at Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, a Philadelphia-based law firm, where he practiced corporate and securities law. While at Klehr, Harrison, Mr. Stahlecker represented hedge funds, venture capital funds and other institutional investors pursuing structured equity and debt investments in public and private companies. Prior to attending law school, from 1987 to 1989, Mr. Stahlecker worked as a senior analyst at Furash & Company, a consulting boutique in Washington, D.C., where he advised banks and other financial institutions regarding mergers and acquisitions, restructurings, asset/liability management and strategic planning. Mr. Stahlecker received his B.S. in Industrial Management, with concentrations in Finance and Strategic Planning, from Carnegie Mellon University and his J.D. from Villanova University Law School, where he was an editor of the Villanova University Environmental Law Journal. Mr. Stahlecker previously served on the board of trustees of The Philadelphia School and was a member of its advancement, finance and investment committees.

        Ryan D. Conley, CFA, is responsible for product development, investment management and fund operations at Franklin Square Holdings. Mr. Conley has been our vice president, treasurer and secretary since inception as well as the senior vice president of FS Advisor since its inception. Mr. Conley also currently serves as vice president and secretary of FS Investment Corporation, positions he has held since FS Investment Corporation's inception in 2007, and has served as its treasurer since March 2010. Mr. Conley also serves as senior vice president of FB Income Advisor, LLC, a position he has held since April 2010, and previously served as its vice president from its inception in 2007. From 2006 to 2008, Mr. Conley served as analyst at FB Capital Partners, where he was responsible for evaluating, executing and monitoring income-oriented private equity investments. From 2004 to 2006, Mr. Conley was first an associate, and later a senior associate in the Investment Banking Group at Janney Montgomery Scott LLC, where he was responsible for providing valuation analysis, transaction execution and advisory services to companies in the water and energy industries. His investment and advisory experience includes private equity and debt investments, public equity and debt offerings, mergers, acquisitions and other corporate finance assignments totaling more than $2.5 billion in transaction value. Mr. Conley holds a B.A. in Economics from Swarthmore College and holds the CFA Institute's Chartered Financial Analyst designation.

Committees of our Board of Trustees

        Our board of trustees has the following committees:

  Audit Committee

        The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Messrs. Chandler, Vague and Mendelson, all of whom are independent. Mr. Chandler serves as the chairman of the audit committee. Our board of trustees has determined that each of Mr. Chandler and Mr. Mendelson is an "audit committee financial expert" as defined under SEC rules.

  Valuation Committee

        The valuation committee establishes guidelines and makes recommendations to our board of trustees regarding the valuation of our loans and investments. The valuation committee is composed of Messrs. Chandler, Mendelson, Vague and Heller, a majority of whom are independent. Mr. Mendelson serves as chairman of the valuation committee.

  Nominating and Corporate Governance Committee

        The nominating and corporate governance committee selects and nominates trustees for election by our shareholders, selects nominees to fill vacancies on our board of trustees or a committee thereof, develops and recommends to our board of trustees a set of corporate governance principles and oversees the evaluation of our board of trustees and our management. The committee is composed of Messrs. Heller and Gravina. Mr. Heller serves as chairman of the nominating and corporate governance committee.

Compensation of Trustees

        Prior to meeting our minimum offering requirement, our trustees are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our trustees who do not also serve in an executive officer capacity for us or FS Advisor are entitled to receive annual cash retainer fees, fees for attending board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net asset value as of the end of each fiscal quarter. These trustees are Messrs. Chandler, Gravina, Heller, Mendelson and Vague. Amounts payable under the arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer	Board/Committee Meeting Fee	Annual Chairperson Fee
$0 to $100 million	$0	$0	$0
$100 million to $300 million	$25,000	$1,000	$5,000
$300 million to $500 million	$40,000	$1,000	$5,000
$500 million to $1 billion	$60,000	$1,500	$20,000
> $1 billion	$80,000	$2,500	$25,000

        We will also reimburse each of the above trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

        We do not pay compensation to our trustees who also serve in an executive officer capacity for us or FS Advisor.

Compensation of Executive Officers

        Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of FS Advisor or by individuals who were contracted by FS Advisor to work on behalf of us, pursuant to the terms of the investment advisory and administrative services agreement. Each of our executive officers is an employee of FS Advisor or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by FS Advisor. In addition, we reimburse FS Advisor for our allocable portion of expenses incurred by FS Advisor in performing its obligations under the investment advisory and administrative services agreement, including the allocable portion of the cost of our officers and their respective staffs determined under the investment advisory and administrative services agreement.

        The investment advisory and administrative services agreement provides that FS Advisor and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall be entitled to indemnification (including reasonable attorneys' fees and amounts reasonably paid in settlement) for any liability or loss suffered by FS Advisor or such other person, and FS Advisor and such other person shall be held harmless for any loss or liability suffered by us, if (i) FS Advisor has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) FS Advisor or such other person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by FS Advisor or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold FS Advisor or such other person harmless is only recoverable out of our net assets and not from our shareholders.

PORTFOLIO MANAGEMENT

        The management of our investment portfolio will be the responsibility of FS Advisor and its investment committee, which is currently led by Michael Forman, chief executive officer of FS Advisor and chairman of its investment committee. The other members of FS Advisor's investment committee are David Adelman, vice chairman of FS Advisor, Gerald Stahlecker and Ryan Conley. For more information regarding the business experience of Messrs. Forman, Adelman, Stahlecker and Conley, see "Management—Board of Trustees and Executive Officers." FS Advisor's investment committee must unanimously approve each new investment that we make. The members of FS Advisor's investment committee will not be employed by us, and will receive no compensation from us in connection with their portfolio management activities.

        Pursuant to an investment sub-advisory agreement between FS Advisor and GSO, GSO will provide assistance to FS Advisor in identifying investment opportunities and making investment recommendations for approval by FS Advisor. In addition, to the extent requested by FS Advisor, GSO may assist with the monitoring of our portfolio and may make managerial assistance available to certain of our portfolio companies.

Investment Personnel

        Our senior staff of investment personnel currently consists of the members of FS Advisor's investment committee.

        FS Advisor is currently staffed with 14 employees, including the investment personnel noted above. In addition, FS Advisor may retain additional investment personnel in the future based upon its needs.

        The table below shows the dollar range of our common shares beneficially owned as of the date of this prospectus by each member of the investment committee of FS Advisor, based on the assumed initial public offering price of $10.00 per share.

Name of Investment Committee Member	Dollar Range of Equity Securities in FS Energy and Power Fund(1)
Michael C. Forman(2)	$100,001 – $500,000
David J. Adelman(3)	$100,001 – $500,000
Gerald F. Stahlecker(4)	None
Ryan D. Conley(5)	None

(1)
Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

(2)
In addition to the common shares underlying the amounts listed in the table above, pursuant to a private placement, the closing of which is conditioned upon our achievement of the minimum offering requirement, Mr. Forman agreed to purchase 111,111.111 common shares through FB Capital Partners, L.P., a limited partnership of which Mr. Forman is the sole limited partner.

(3)
In addition to the common shares underlying the amounts listed in the table above, pursuant to a private placement, the closing of which is conditioned upon our achievement of the minimum offering requirement, Mr. Adelman agreed to purchase 111,111 common shares through Sylvia Associates, L.P., a limited partnership controlled by Mr. Adelman.

(4)
Pursuant to a private placement, the closing of which is conditioned upon our achievement of the minimum offering requirement, Mr. Stahlecker agreed to purchase 2,777.778 common shares.

(5)
Pursuant to a private placement, the closing of which is conditioned upon our achievement of the minimum offering requirement, Mr. Conley agreed to purchase 11,112 common shares.

Key Personnel of the Sub-Adviser

        GSO's team of dedicated investment professionals provide assistance to FS Advisor pursuant to the investment sub-advisory agreement. Following is biographical information relating to certain key personnel involved in rendering such services:

        Dwight Scott is a senior managing director at Blackstone and heads GSO's energy investment activities. Prior to joining GSO, Mr. Scott was an executive vice president and chief financial officer of El Paso Corporation, or El Paso. In this role, Mr. Scott oversaw all financial, treasury and accounting functions for El Paso. His responsibilities included managing the capital structure of El Paso, corporate planning, management of the Tax Department, the leadership and coordination of the organization's financial and operational accounting functions, transaction support, investor and public relations and internal and external financial reporting. Mr. Scott joined El Paso in 2000, where he held several positions prior to becoming chief financial officer, including head of El Paso's Global Power business. Prior to joining El Paso, Mr. Scott served as a managing director in the energy investment banking practice of Donaldson, Lufkin & Jenrette. Mr. Scott earned a B.A. in Journalism from the University of North Carolina at Chapel Hill and an M.B.A. from the The University of Texas at Austin. He is currently a director of Bear Tracker Energy, LLC, Crosstex Energy GP, LLC, Compass Well Services, LLC and United Holdings, LLC. Mr. Scott is a member of the board of trustees of KIPP, Inc.

        Daniel H. Smith is a senior managing director at Blackstone and is head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada, or RBC, in July 2005. At RBC, Mr. Smith was a managing partner and head of RBC Capital Partners Debt Investments business, RBC's alternative investments unit responsible for the management of $2.5 billion in capital and a portfolio of merchant banking investments. Prior to RBC, Mr. Smith worked at Indosuez Capital, a division of Credit Agricole Indosuez, where he was the co-head and managing director responsible for management of the firm's $4.0 billion in CLOs and a member of the investment committee responsible for a portfolio of private equity co-investments and mezzanine debt investments. Previously, Mr. Smith worked at Van Kampen and Frye Louis Capital Management. Mr. Smith received a Masters degree in Management from the J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in Petroleum Engineering from the University of Southern California.

        Brad Marshall is a principal and portfolio manager at GSO / Blackstone Debt Funds Management LLC. Since joining GSO in 2005, Mr. Marshall has been involved with portfolio management and the ongoing analysis and evaluation of fixed income investment opportunities in the energy and power sectors. Before joining GSO, Mr. Marshall worked in various roles at RBC, including fixed income research and business development within RBC's private equity funds effort. Prior to his time with RBC, Mr. Marshall helped develop a private equity funds business for TAL Global, a Canadian asset management division of Canadian Imperial Bank of Commerce, and, prior to that, he co-founded a microchip verification software company where he served as chief finance officer. Mr. Marshall received an M.B.A. from McGill University in Montreal where he was an Academic All-Canadian and a B.A. (Honors) in Economics from Queen's University in Kingston, Canada.

        Dan Westcott is a Principal in GSO's Houston office. Since joining GSO in 2006, Mr. Westcott has been involved in the sourcing, evaluation and management of private equity, mezzanine and debt investments in the energy and power industries. Prior to GSO, Mr. Westcott worked at JPMorgan's energy investment banking practice where he executed more than $40 billion of mergers and acquisitions and capital market transactions within the oil and gas industry. Mr. Westcott received a B.A. and an M.S. in Management Science at Stanford University. He is currently a Director of Bear Tracker Energy LLC, Compass Well Services LLC and Peace Gospel International.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

Overview of FS Advisor

  Management Services and Responsibilities

        FS Advisor has registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the investment advisory and administrative services agreement in accordance with the 1940 Act. Subject to the overall supervision of our board of trustees, FS Advisor oversees our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory and administrative services agreement, FS Advisor:

  •
  determines the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  determines what securities we will purchase, retain or sell;

  •
  identifies, evaluates, negotiates and structures the investments we make; and

  •
  executes, monitors and services the investments we make.

        FS Advisor's services under the investment advisory and administrative services agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, FS Advisor performs certain administrative services under the investment advisory and administrative services agreement. See "Administrative Services."

  Advisory Fees

        We will pay FS Advisor a fee for its services under the investment advisory and administrative services agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to FS Advisor and any incentive fees it earns will ultimately be borne by our common shareholders.

        Base Management Fee.  The base management fee is calculated at an annual rate of 2.0% of our average gross assets. The base management fee is payable quarterly in arrears, and is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of FS Advisor. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as FS Advisor shall determine. The base management fee for any partial month or quarter will be appropriately pro rated.

        Incentive Fee.  The incentive fee has three parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our "pre-incentive fee net investment income" for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly preferred return to investors, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.625% (6.5% annualized), subject to a "catch up" feature. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to FS Advisor under the investment advisory and administrative services agreement and any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

  •
  No incentive fee is payable to FS Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the preferred return rate of 1.625%, or the preferred return.

  •
  100% of our pre-incentive fee net investment income, if any, that exceeds the preferred return but is less than or equal to 2.031% in any calendar quarter (8.125% annualized) is payable to FS Advisor. We refer to this portion of our pre-incentive fee net investment income (which exceeds the preferred return but is less than or equal to 2.031%) as the "catch-up." The "catch-up" provision is intended to provide FS Advisor with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.031% in any calendar quarter.

  •
  20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.031% in any calendar quarter (8.125% annualized) is payable to FS Advisor once the preferred return is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to FS Advisor).

        The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income
(expressed as a percentage of adjusted capital)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

        These calculations will be appropriately pro rated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the current calendar quarter.

        The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of FSEP and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

        The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of FSEP in excess of adjusted capital, as calculated immediately prior to liquidation.

        All percentages are based on average adjusted capital as defined above.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 1.25%
  Preferred return(1) = 1.625%
  Base management fee(2) = 0.5%
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
  Pre-incentive fee net investment income
  (investment income - (base management fee + other expenses) = 0.55%

        Pre-incentive fee net investment income does not exceed the preferred return rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 2.525%
  Preferred return(1) = 1.625%
  Base management fee(2) = 0.5%
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
  Pre-incentive fee net investment income
  (investment income - (base management fee + other expenses) = 1.825%

  Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to "catch-up")(4)

      = 100% × (1.825% - 1.625%)
      = 0.2%

        Pre-incentive fee net investment income exceeds the preferred return rate, but does not fully satisfy the "catch-up" provision, therefore the subordinated incentive fee on income is 0.2%.

Scenario 3

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 3.5%
  Preferred return(1) = 1.625%
  Base management fee(2) = 0.5%
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
  Pre-incentive fee net investment income
  (investment income - (base management fee + other expenses) = 2.8%

  Catch up = 100% × pre-incentive fee net investment income (subject to "catch-up")(4)

  Subordinated incentive fee on income = 100% × "catch-up" + (20.0% × (pre-incentive fee net investment income - 2.031))

Catch up   = 2.031% - 1.625%
                 = 0.406%

  Subordinated incentive fee on income = (100% × 0.406%) + (20.0% × (2.8% - 2.031%))

                 = 0.406% + (20% × 0.769%)
                 = 0.406% + 0.1538%
                 = 0.56%

        Pre-incentive fee net investment income exceeds the preferred return and fully satisfies the "catch-up" provision, therefore the subordinated incentive fee on income is 0.56%.

(1)
Represents 6.5% annualized preferred return.

(2)
Represents 2.0% annualized base management fee on average gross assets. Examples assume assets are equal to adjusted capital.

(3)
Excludes organizational and offering expenses.

(4)
The "catch-up" provision is intended to provide FS Advisor with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 2.031% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains During Operations

Scenario 1

Assumptions

          Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")

          Year 2: Investment A sold for $50 million and fair market value ("FMV") of Investment B determined to be $32 million

          Year 3: FMV of Investment B determined to be $25 million

          Year 4: Investment B sold for $31 million

        The incentive fee on capital gains during operations would be:

          Year 1: None

          Year 2: Incentive fee on capital gains during operations of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

          Year 3: None --> $5 million (20.0% multiplied by ($30 million cumulative realized capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

          Year 4: Incentive fee on capital gains during operations of $200,000 --> $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (incentive fee on capital gains during operations taken in Year 2)

Scenario 2

Assumptions

          Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

          Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

          Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

          Year 4: FMV of Investment B determined to be $35 million

          Year 5: Investment B sold for $20 million

        The capital gains incentive fee, if any, would be:

          Year 1: None

          Year 2: $5 million incentive fee on capital gains during operations --> 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

          Year 3: $1.4 million incentive fee on capital gains during operations --> $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains during operations received in Year 2

          Year 4: None

          Year 5: None --> $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains during operations paid in Year 2 and Year 3

Example 3: Subordinated Liquidation Incentive Fee

Scenario 1

Assumptions

          Year 1: Gross offering proceeds total $85 million. $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

          Year 2: Investment A sold for $25 million and all proceeds, net of any capital gains incentive fees payable, are returned to shareholders. FMV of Investment B determined to be $30 million and FMV of Investment C determined to be $27 million.

          Year 3: FMV of Investment B determined to be $31 million. FMV of Investment C Determined to be $20 million.

          Year 4: FMV of Investment B determined to be $35 million. FMV of Investment C determined to be $25 million.

          Year 5: Investments B and C sold in an orderly liquidation for total proceeds of $55 million. All proceeds, net of any capital gains incentive fees payable, are returned to shareholders.

        The capital gains incentive fee, if any, would be:

          Year 1: None

          Year 2: $1 million incentive fee on capital gains during operations --> 20.0% multiplied by a realized gain $5 million (no unrealized depreciation or realized losses occurred). Adjusted capital now equals $61 million ($85 million gross proceeds less $24 million returned to shareholders from the sale of portfolio investments).

          Year 3: None

          Year 4: None

          Year 5: No subordinated liquidation incentive fee due --> Liquidation proceeds of $55 million are less than adjusted capital immediately prior to liquidation ($61 million).

Scenario 2

Assumptions

          Year 1: Gross offering proceeds total $85 million. $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C").

          Year 2: Investment A sold for $25 million and all proceeds, net of any capital gains incentive fees payable, are returned to shareholders. FMV of Investment B determined to be $30 million and FMV of Investment C determined to be $27 million.

          Year 3: FMV of Investment B determined to be $31 million. FMV of Investment C Determined to be $20 million.

          Year 4: FMV of Investment B determined to be $35 million. FMV of Investment C determined to be $25 million.

          Year 5: Investments B and C sold in an orderly liquidation for total proceeds of $80 million. All proceeds, net of any capital gains incentive fees payable, are returned to shareholders.

        The capital gains incentive fee, if any, would be:

          Year 1: None

          Year 2: $1 million incentive fee on capital gains during operations --> 20.0% multiplied by a realized gain $5 million (no unrealized depreciation or realized losses occurred). Adjusted capital now equals $61 million ($85 million gross proceeds less $24 million returned to shareholders from the sale of portfolio investments).

          Year 3: None

          Year 4: None

          Year 5: $3.8 million subordinated liquidation incentive fee --> 20.0% multiplied by liquidation proceeds ($80 million) in excess of adjusted capital immediately prior to liquidation ($61 million), or $19 million.

*
The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

Payment of Our Expenses

        Our primary operating expenses will be the payment of advisory fees and other expenses under the investment advisory and administrative services agreement and other expenses necessary for our operations. Our investment advisory fee will compensate FS Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. FS Advisor will be responsible for compensating GSO for its services pursuant to the sub-advisory agreement. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

  •
  corporate and organizational expenses relating to offerings of our common shares, subject to limitations included in the investment advisory and administrative services agreement;

  •
  the cost of calculating our net asset value, including the cost of any third-party valuation services;

  •
  the cost of effecting sales and repurchases of our common shares and other securities;

  •
  investment advisory fees;

  •
  fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts;

  •
  federal and state registration fees;

  •
  federal, state and local taxes;

  •
  independent trustees' fees and expenses;

  •
  annual fees of the Delaware Trustee;

  •
  costs of proxy statements, shareholders' reports and notices;

  •
  fidelity bond, trustees and officers/errors and omissions liability insurance and other insurance premiums;

  •
  direct costs such as printing, mailing, long distance telephone and staff;

  •
  fees and expenses associated with accounting, independent audits and outside legal costs;

  •
  costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;

  •
  brokerage commissions for the purchase and sale of our investments; and

  •
  all other expenses incurred by FS Advisor, GSO or us in connection with administering our business, including expenses incurred by FS Advisor or GSO in performing administrative services for us, and the reimbursement of the compensation of our chief compliance officer and other administrative personnel paid by FS Advisor, to the extent they are not controlling persons of FS Advisor or any of its affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

Reimbursement of FS Advisor

        We will reimburse FS Advisor for the administrative expenses necessary for its performance of services to us, provided that such reimbursement will be the lower of FS Advisor's actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location, and provided further that such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse FS Advisor for any services for which it receives a separate fee, nor for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FS Advisor.

Duration and Termination

        The investment advisory and administrative services agreement shall become effective on the date that we satisfy our minimum offering requirement. Unless earlier terminated as described below, the investment advisory and administrative services agreement remains in effect for a period of two years from the date that we meet the minimum offering requirement and will remain in effect from year-to-year thereafter if approved annually by our board of trustees or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our trustees who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the investment advisory and administrative services agreement.

        The investment advisory and administrative services agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the investment advisory and administrative services agreement provides that we may terminate the agreement without penalty upon 60 days written notice to FS Advisor. If FS Advisor wishes to voluntarily terminate the investment advisory and administrative services agreement, it must give shareholders a minimum of 120 days notice prior to termination and must pay all expenses associated with its termination. The investment advisory and administrative services agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

        Without the vote of a majority of our outstanding voting securities, our investment advisory and administrative services agreement may not be materially amended, nor may we engage in a merger or other reorganization of FS Advisor. In addition, should we or FS Advisor elect to terminate the investment advisory and administrative services agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding common shares, except in limited circumstances where a temporary adviser may be appointed without shareholder consent, consistent with the 1940 Act for a time period not to exceed 150 days following the date on which the previous contract terminates. FS Advisor may not terminate the investment sub-advisory agreement with GSO without prior approval from our board of trustees.

Prohibited Activities

        Our declaration of trust prohibits the following activities between us, FS Advisor and its affiliates:

  •
  We may not purchase or lease assets in which FS Advisor or its affiliates has an interest unless we disclose the terms of the transaction to our shareholders and the terms do not exceed the lesser of cost or fair market value, as determined by an independent expert;

  •
  FS Advisor and its affiliates may not acquire assets from us unless approved by our shareholders in accordance with our declaration of trust;

  •
  We may not lease assets to FS Advisor or its affiliates unless we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;

  •
  We may not make any loans to FS Advisor or its affiliates except for the advancement of funds as permitted by our declaration of trust;

  •
  We may not acquire assets in exchange for our common shares;

  •
  We may not pay a commission or fee, either directly or indirectly to FS Advisor or its affiliates, except as otherwise permitted by our declaration of trust, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

  •
  FS Advisor and its affiliates may not charge duplicate fees to us; and

  •
  FS Advisor and its affiliates may not provide financing to us with a term in excess of 12 months.

        In addition, the investment advisory and administrative services agreement prohibits FS Advisor and its affiliates from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. FS Advisor and its affiliates are also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Finally, FS Advisor and its affiliates are prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

Indemnification

        Our declaration of trust and the investment advisory and administrative services agreement provides that FS Advisor and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall not be entitled to indemnification (including reasonable attorneys' fees and amounts reasonably paid in settlement) for any liability or loss suffered by FS Advisor or such other person, nor shall FS Advisor or such other person be held harmless for any loss or liability suffered by us, unless (i) FS Advisor has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) FS Advisor or such other person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by FS Advisor or an affiliate thereof acting as our agent and (iv) the indemnification or agreement to hold FS Advisor or such other person harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our shareholders.

Organization of FS Advisor

        FS Advisor is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal address of FS Advisor is c/o FS Investment Advisor, LLC, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

Overview of GSO

        GSO acts as our sub-adviser pursuant to an investment sub-advisory agreement with FS Advisor and is registered as an investment adviser with the SEC under the Advisers Act. GSO is a Delaware limited partnership with principal offices located at 280 Park Avenue, New York, New York 10017.

        Under the terms of the sub-advisory agreement, GSO assists FS Advisor in managing our portfolio in accordance with our stated investment objectives and policies. This assistance includes making investment recommendations, monitoring and servicing our investments, performing due diligence on prospective portfolio companies and providing research and other investment advisory services for us. However, all investment decisions are ultimately the responsibility of FS Advisor's investment committee.

        The sub-advisory agreement provides that GSO will receive 50% of all fees payable to FS Advisor under the investment advisory and administrative services agreement with respect to each year.

        The sub-advisory agreement may be terminated at any time, without the payment of any penalty, upon 60 days written notice by GSO or, if our board of trustees or the holders of a majority of our outstanding voting securities determine that it should be terminated, by FS Advisor.

Board Approval of the Investment Advisory and Sub-Advisory Agreements

        Our investment advisory and administrative services agreement and investment sub-advisory agreement were approved by our board of trustees on April 28, 2011 and will become effective upon our satisfying the minimum offering requirement.

ADMINISTRATIVE SERVICES

        FS Advisor will be reimbursed for administrative expenses it incurs on our behalf, including general ledger accounting, fund accounting and investor services. FS Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our shareholders and reports filed with the SEC. In addition, FS Advisor assists us in publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we will reimburse FS Advisor for administrative expenses it incurs in performing its obligations.

        For a discussion of the indemnification provisions in the investment advisory and administrative services agreement, see "Investment Advisory and Administrative Services Agreement—Indemnification."

 THE DELAWARE TRUSTEE

        Wilmington Trust Company, a Delaware banking corporation, or the Delaware trustee, serves as our sole trustee in the State of Delaware. The Delaware trustee's principal offices are located at 1100 North Market Street, Wilmington, Delaware. The Delaware trustee is unaffiliated with us. The Delaware trustee's duties and liabilities with respect to the offering of our common shares and the management of FSEP are limited to its express obligations under our declaration of trust.

        The rights and duties of the Delaware trustee, FSEP and our shareholders are governed by the provisions of the Delaware Statutory Trust Act and by our declaration of trust.

        The Delaware trustee will accept service of legal process on us in the State of Delaware and will make certain filings under the Delaware Statutory Trust Act on our behalf. The Delaware trustee does not owe any other duties to us or our shareholders. The Delaware trustee is permitted to resign upon at least sixty (60) days notice to us, provided, that any such resignation will not be effective until a successor trustee is appointed by our board of trustees. The declaration of trust provides that the Delaware trustee is compensated by us, as appropriate, and is indemnified by us, as appropriate, against any expenses it incurs relating to or arising out of the formation, operation or termination of FSEP or the performance of its duties pursuant to our declaration of trust, except to the extent that such expenses result from the gross negligence or willful misconduct of the Delaware trustee. Our board of trustees have discretion to replace the Delaware trustee.

        Only our board of trustees have signed the registration statement of which this prospectus is a part, and only our assets are subject to issuer liability under the federal securities laws for the information contained in this prospectus and under federal securities laws with respect to the issuance and sale of our common shares. Under such laws, neither the Delaware trustee, either in its capacity as Delaware trustee or in its individual capacity, nor any director, officer or controlling person of the Delaware trustee is, or has any liability as, the issuer or a director, officer or controlling person of the issuer of our common shares. The Delaware trustee's liability in connection with the issuance and sale of our common shares is limited solely to the express obligations of the Delaware trustee set forth in our declaration of trust.

        Under our declaration of trust, the Delaware trustee has delegated to our board of trustees the exclusive management and control of all aspects of our business. The Delaware trustee will have no duty or liability to supervise or monitor the performance of our board of trustees, nor will the Delaware trustee have any liability for the acts or omissions of our board of trustees. Because the Delaware trustee has delegated substantially all of its authority over our operations to our board of trustees, the Delaware trustee itself is not registered in any capacity with the SEC.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        We have entered into an investment advisory and administrative services agreement with FS Advisor. Pursuant to the investment advisory and administrative services agreement, we will pay FS Advisor a base management fee and an incentive fee. See "Investment Advisory and Administrative Services Agreement" for a description of how the fees payable to FS Advisor will be determined.

        Our executive officers, certain of our trustees and certain debt finance professionals of Franklin Square Holdings who perform services for us on behalf of FS Advisor are also officers, trustees, managers, and/or key professionals of Franklin Square Holdings, our dealer manager and other Franklin Square Holdings entities, including FS Investment Corporation. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of Franklin Square Holdings may organize other debt-related programs and acquire for their own account debt-related investments that may be suitable for us. In addition, Franklin Square Holdings may grant equity interests in FS Advisor to certain management personnel performing services for FS Advisor.

        Prior to the occurrence of a liquidity event, all future transactions with affiliates of ours shall be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of our trustees, including a majority of our independent trustees.

Allocation of FS Advisor's Time

        We rely, in part, on FS Advisor to manage our day-to-day activities and to implement our investment strategy. FS Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, FS Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of FB Income Advisor, LLC and FS Investment Corporation. FS Advisor and its employees will devote only as much of its and their time to our business as FS Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, FS Advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

        However, Franklin Square Holdings believes that the members of FS Advisor's senior management and the other key debt finance professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. Because we have not commenced operations, it is difficult to predict specific amounts of time an executive officer or affiliate will devote to us. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects of Franklin Square Holdings-sponsored programs are very similar, there are significant efficiencies created by the same team of individuals at the adviser providing services to multiple programs. For example, the adviser has streamlined the structure for financial reporting, internal controls and investment approval processes for the programs.

Allocation of GSO's Time

        We rely, in part, on GSO to assist with identifying investment opportunities and making investment recommendations to FS Advisor. GSO, its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. GSO and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GSO. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of GSO, its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of GSO and its affiliates. For example, GSO / Blackstone Debt Funds Management LLC, a subsidiary of GSO, serves as investment sub-adviser to FS Investment Corporation.

Competition

        Concurrent with this offering, employees of FS Advisor are simultaneously providing investment advisory services to other affiliated entities, including FB Income Advisor, LLC, which serves as the investment adviser to FS Investment Corporation. FS Investment Corporation is a publicly-registered BDC that invests primarily in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies. In addition, GSO and its affiliates manage several other investment vehicles. FS Advisor may determine it appropriate for us and one or more other investment accounts managed by FS Advisor, GSO or any of their respective affiliates to participate in an investment opportunity. To the extent we are able to make co-investments with GSO or its affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, FS Advisor will seek to execute such transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate.

        As FS Advisor's senior management team consists of the same management team that runs FB Income Advisor, LLC, the investment adviser of FS Investment Corporation, it is possible that some investment opportunities will be provided to FS Investment Corporation rather than us.

Affiliated Dealer Manager

        The dealer manager is an affiliate of FS Advisor and also serves as the dealer manager for FS Investment Corporation's continuous public offering of shares. This relationship may create conflicts in connection with the dealer manager's due diligence obligations under the federal securities laws. Although the dealer manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with FS Advisor, no independent review of us will be made in connection with the distribution of our common shares in this offering.

Investments

        As a BDC, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by FS Advisor, GSO or any of their respective affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with FS Advisor, GSO or one or more of their respective affiliates. We are currently seeking exemptive relief from the SEC to engage in co-investment transactions with GSO and/or its affiliates and with affiliates of FS Advisor. However, there can be no assurance that we will obtain such exemptive relief. As a result, we could be limited in our ability to invest in certain portfolio companies in which GSO or any of its affiliates and in which affiliates of FS Advisor, including FS Investment Corporation, are investing or are invested.

Appraisal and Compensation

        Our declaration of trust provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or "roll-up," an appraisal of all our assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our shareholders. A summary of such appraisal shall be included in a report to our shareholders in connection with a proposed roll-up. All shareholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such shareholder's pro rata share of the appraised value of our net assets.

 CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

        After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of this prospectus, information with respect to the beneficial ownership of our common shares by:

  •
  each person known to us to beneficially own more than 5% of the outstanding common shares;

  •
  each member of our board of trustees and each executive officer; and

  •
  all of the members of our board of trustees and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no common shares subject to options that are currently exercisable or exercisable within 60 days of the offering.

Common Shares Beneficially Owned as of the Date of This Prospectus
Name(1)	Number of Common Shares	Percentage of class assuming minimum is purchased	Percentage assuming maximum amount is purchased
Interested Trustees:
Michael C. Forman(2)	11,111.111	4.08%	*
David J. Adelman(3)	11,111.111	4.08%	*
Michael Heller(4)	—	—	—
Independent Trustees:
Gregory P. Chandler(5)	—	—	—
Thomas J. Gravina(6)	—	—	—
Paul Mendelson(7)	—	—	—
Richard W. Vague(8)	—	—	—
Executive Officers:
Ryan D. Conley(9)	—	—	—
Salvatore Faia	—	—	—
William Goebel	—	—	—
Gerald F. Stahlecker(10)	—	—	—
All officers and members of the board of trustees as a group (11 persons)	22,222.222	8.16%	*

*
Less than one percent.

(1)
Unless otherwise indicated, the address of each beneficial owner is c/o FS Energy and Power Fund, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

(2)
In addition to the common shares listed in the table above, pursuant to a private placement, the closing of which is conditioned upon our achievement of the minimum offering requirement, Mr. Forman agreed to purchase 111,111.111 common shares through FB Capital Partners, L.P., a limited partnership of which Mr. Forman is the sole limited partner.

(3)
In addition to the common shares listed in the table above, pursuant to a private placement, the closing of which is conditioned upon our achievement of the minimum offering requirement, Mr. Adelman agreed to purchase 111,111 common shares through Sylvia Associates, L.P., a limited partnership controlled by Mr. Adelman.

(4)
Pursuant to a private placement, the closing of which is conditioned upon our achievement of the minimum offering requirement, Mr. Heller agreed to purchase 22,222 common shares.

(5)
Pursuant to a private placement, the closing of which is conditioned upon our achievement of the minimum offering requirement, Mr. Chandler agreed to purchase 5,555.556 common shares.

(6)
Pursuant to a private placement, the closing of which is conditioned upon our achievement of the minimum offering requirement, Mr. Gravina agreed to purchase 11,111.111 common shares.

(7)
Pursuant to a private placement, the closing of which is conditioned upon our achievement of the minimum offering requirement, Mr. Mendelson agreed to purchase 5,555.556 common shares.

(8)
Pursuant to a private placement, the closing of which is conditioned upon our achievement of the minimum offering requirement, Mr. Vague agreed to purchase 16,666.667 common shares.

(9)
Pursuant to a private placement, the closing of which is conditioned upon our achievement of the minimum offering requirement, Mr. Conley agreed to purchase 11,112 common shares.

(10)
Pursuant to a private placement, the closing of which is conditioned upon our achievement of the minimum offering requirement, Mr. Stahlecker agreed to purchase 2,777.778 common shares.

        The following table sets forth, as of the date of this prospectus, the dollar range of our equity securities that are beneficially owned by each member of our board of trustees, based on the assumed initial public offering price of $10.00 per share.

Name of Trustee	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)(4)
Interested Trustees:
Michael C. Forman	Over $100,000
David J. Adelman	Over $100,000
Michael Heller	None
Independent Trustees:
Gregory P. Chandler	None
Thomas J. Gravina	None
Paul Mendelson	None
Richard W. Vague	None

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned by our trustees is based on an assumed initial public offering price of $10.00 per share.

(3)
The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

(4)
See footnotes (2) through (8) to the above beneficial ownership table regarding common shares that certain of our trustees have agreed to purchase in the private placement described elsewhere in this prospectus.

DISTRIBUTION REINVESTMENT PLAN

        Subject to our board of trustees' discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a semi-monthly or monthly basis and pay such distributions on either a monthly or quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We have adopted an "opt in" distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional common shares. Any distributions of our common shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient's home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of trustees authorizes, and we declare, a cash distribution, then if you have "opted in" to our distribution reinvestment plan, you will have your cash distributions reinvested in additional common shares, rather than receiving the cash distributions. We generally coordinate distribution payment dates so that the same price that is used for the semi-monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under our distribution reinvestment plan. In such case, your reinvested distributions will purchase common shares at a price equal to 95% of the price that the common shares are sold in the offering at the closing immediately following the distribution date. Common shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our common shares offered pursuant to this prospectus.

        If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered shareholder, you may elect to have your entire distribution reinvested in common shares by notifying DST Systems, Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. If you elect to reinvest your distributions in additional common shares, the plan administrator will set up an account for common shares you acquire through the plan and will hold such common shares in non-certificated form. If your common shares are held by a broker or other financial intermediary, you may "opt in" to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

        We intend to use newly issued common shares to implement the plan. The number of common shares we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by a price equal to 95% of the price that the common shares are sold in the offering at the closing immediately following the distribution date.

        There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the plan administrator's fees under the plan.

        If you receive your ordinary cash distributions in the form of common shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of common shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any common shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the common shares are credited to your account.

        We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account under the plan by filling out the transaction request form located at the bottom of your statement and sending it to the plan administrator at FS Energy and Power Fund, P.O. Box 219095, Kansas City, Missouri 64121-9095, or by calling the plan administrator at (877) 628-8575.

        All correspondence concerning the plan should be directed to the plan administrator by mail at FS Energy and Power Fund, P.O. Box 219095, Kansas City, Missouri 64121-9095 or by telephone at (877) 628-8575.

        We have filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request of the plan administrator or by contacting us.

DESCRIPTION OF OUR SECURITIES

        The following description is based on relevant portions of the Delaware Statutory Trust Act and on our Declaration of Trust and Bylaws. This summary is not intended to be complete and we refer you to the Delaware Statutory Trust Act and our Declaration of Trust and Bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Shares

        Our authorized shares consists of 500,000,000 shares of beneficial interest, par value $0.001 per share, of which 450,000,000 shares are classified as common shares and 50,000,000 shares are classified as preferred shares. There is currently no market for our common shares, and we do not expect that a market for our common shares will develop in the foreseeable future. No common shares have been authorized for issuance under any equity compensation plans. Under Delaware law, our shareholders generally will not be personally liable for our debts or obligations.

        Set forth below is a chart describing the classes of our securities to be outstanding as of the date we commence our offering:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column(3)
Common Shares	450,000,000	—	22,222.222

  Common Shares

        Under the terms of our second amended and restated declaration of trust, or the declaration of trust, all our common shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common shares if, as and when authorized by our board of trustees and declared by us out of funds legally available therefor. Except as may be provided by our board of trustees in setting the terms of classified or reclassified shares, common shares will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each common share would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Each common share will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of trustees. Except as may be provided by our board of trustees in setting the terms of classified or reclassified shares, the holders of our common shares will possess exclusive voting power. There will be no cumulative voting in the election of trustees, which means that holders of a majority of the outstanding common shares will be able to elect all of our trustees, provided that there are no shares of any other class or series of shares outstanding entitled to vote in the election of trustees, and holders of less than a majority of such common shares will be unable to elect any trustee.

  Preferred Shares

        Under the terms of our declaration of trust, our board of trustees, with approval from a majority of our independent trustees, is authorized to issue preferred shares in one or more series without shareholder approval. Our board of trustees has discretion to determine the rights, preferences, covenants, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred shares.

        Preferred shares could be issued with rights and preferences that would adversely affect the holders of common shares. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common shares and before any purchase of common shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of preferred shares, if any are issued, must be entitled as a class to elect two trustees at all times and to elect a majority of the trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares. We believe that the availability for issuance of preferred shares will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

        Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Despite this provision, and in accordance with guidelines adopted by the North American Securities Administrators Association, our declaration of trust and the investment advisory and administrative services agreement provide that FS Advisor and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall not be entitled to indemnification (including reasonable attorneys' fees and amounts reasonably paid in settlement) for any liability or loss suffered by FS Advisor or such other person, nor shall FS Advisor or such other person be held harmless for any loss or liability suffered by us, unless (1) FS Advisor has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (2) FS Advisor or such other person was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of negligence or misconduct by FS Advisor or an affiliate thereof acting as our agent and (4) the indemnification or agreement to hold FS Advisor or such other person harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our shareholders. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        FS Advisor has also entered into a sub-advisory agreement with GSO. The sub-advisory agreement provides that, in the absence of willful misconduct, bad faith or gross negligence or reckless disregard for its obligations and duties thereunder, GSO is not liable for any error or judgment or mistake of law or for any loss we suffer. In addition, the sub-advisory agreement provides that GSO will indemnify us and FS Advisor, and any respective affiliates, for any liability and expenses, including reasonable attorneys' fees, which we, FS Advisor, or any respective affiliates may sustain as a result of GSO's willful misconduct, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

        Pursuant to our declaration of trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former trustee or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a trustee, officer of the Company and at the request of the Company, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) FS Advisor or any of its affiliates acting as an agent of the Company (each such person, an "Indemnitee"), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made.

        We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Company determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Company, (ii) the Indemnitee was acting on behalf of or performing services for the Company, (iii) in the case that the Indemnitee is FS Advisor or an affiliate of FS Advisor, or an officer of the Company, FS Advisor or an affiliate of FS Advisor, such liability or loss was not the result of negligence or misconduct, (iv) in the case that the Indemnitee is a trustee of the Company (and not also an officer of the Company, FS Advisor or an affiliate of FS Advisor), such liability or loss was not the result of gross negligence or willful misconduct and (v) such indemnification or agreement to hold harmless is recoverable only out of assets of the Company and not from the shareholders.

        In addition, Delaware law permits a trust to advance reasonable expenses to a trustee or officer, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Company's receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Company and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Company if it is ultimately determined that the standard of conduct was not met.

        Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that the present or former directors or officers of FS Advisor have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request the present or former directors or officers of FS Advisor to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions of our Declaration of Trust and Bylaws

        Our declaration of trust and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Trustees

        As set forth in our declaration of trust, our trustees will be elected by a plurality of all votes cast by holders of the outstanding common shares entitled to vote at a meeting at which a quorum is present.

Number of Trustees; Vacancies; Removal

        Our declaration of trust provides that the number of trustees will be set by our board of trustees in accordance with our bylaws. Our bylaws provide that a majority of our entire board of trustees may at any time increase or decrease the number of trustees. Our bylaws provide that the number of trustees may never be less than one or more than twelve. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our board of trustees in setting the terms of any class or series of preferred shares, pursuant to an election under our declaration of trust, any and all vacancies on our board of trustees may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if the remaining trustees do not constitute a quorum, and any trustee elected to fill a vacancy will serve for the remainder of the full term of the trustee for whom the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Independent trustees shall nominate replacements for any vacancies among the independent trustees' positions.

        Pursuant to our declaration of trust, our shareholders may remove a trustee, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast in the election of trustee.

        We currently have a total of seven members of our board of trustees, four of whom are independent trustees. Our declaration of trust provides that a majority of our board of trustees must be independent trustees except for a period of up to 60 days after the death, removal or resignation of an independent trustee pending the election of his or her successor.

Action by Shareholders

        Our declaration of trust provides that shareholder action can be taken only at an annual or special meeting of shareholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

        Our bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to our board of trustees and the proposal of business to be considered by shareholders may be made only (a) pursuant to our notice of the meeting, (b) by our board of trustees or (c) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our board of trustees at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by our board of trustees or (c) provided that our board of trustees has determined that trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

        The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our board of trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our bylaws do not give our board of trustees any power to disapprove shareholder nominations for the election of trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Calling of Special Meetings of Shareholders

        Our bylaws provide that special meetings of shareholders may be called by our board of trustees and certain of our officers. Additionally, our declaration of trust and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the Company upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

Approval of Extraordinary Trust Action; Amendment of Declaration of Trust and Bylaws

        Pursuant to our declaration of trust, provided that our trustees then in office have approved and declared the action advisable and submitted such action to the shareholders, an action that requires shareholder approval, including a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, amendments to our declaration of trust to make our common shares a "redeemable security" or to convert the Company, whether by merger or otherwise, from a closed-end company to an open-end company each must be approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

        Our declaration of trust and bylaws provide that our board of trustees will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

        Our declaration of trust provides that a majority of our shareholders may, without the necessity of any concurrence by FS Advisor, take the following actions:

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  Removal of FS Advisor and election of a new investment adviser;

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  Dissolving the Company;

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  Approving the sale of all or substantially all of our assets other than in the ordinary course of our business; and

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  Causing the merger or other reorganization of the Company.

        Without the approval of a majority of our shareholders, FS Advisor may not:

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  Amend the investment advisory and administrative services agreement except for amendments that would not adversely affect the interests of our shareholders;

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  Voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;

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  Appoint a new investment adviser;

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  Sell all or substantially all of our assets other than in the ordinary course of business; and

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  Cause the merger or other reorganization of the Company.

No Appraisal Rights

        In certain extraordinary transactions, some jurisdictions provide the right to dissenting shareholders to demand and receive the fair value of their common shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. Our declaration of trust provides that holders of our common shares will not be entitled to exercise appraisal rights. See "Certain Relationships and Related Party Transactions—Appraisal and Compensation."

Delaware Business Combination Statute

        Pursuant to our declaration of trust, we have elected to be governed by Section 203 of the Delaware General Corporation Law, or the DGCL, which, in general, prohibits a business combination between a corporation and an interested stockholder within three years of the time such stockholder became an interested stockholder, unless:

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  prior to such time, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

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  upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive of shares owned by directors who are also officers and by certain employee stock plans; or

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  at or subsequent to such time, the business combination is approved by the board of directors and authorized by the affirmative vote at a stockholders' meeting of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

        The term "business combination" is defined in Section 203 of the DGCL to include, among other transactions between an interested stockholder and a corporation or any direct or indirect majority owned subsidiary thereof: a merger or consolidation; a sale, pledge, transfer or other disposition (including as part of a dissolution) of assets having an aggregate market value equal to 10% or more of either the aggregate market value of all assets of the corporation on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; certain transactions that would increase the interested stockholder's proportionate share ownership of the stock of any class or series of the corporation or such subsidiary; and any receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or any such subsidiary. In general, and subject to certain exceptions, pursuant to Section 203 of the DGCL, an "interested stockholder" is any person who is the owner of 15% or more of the outstanding voting stock (or, in the case of a corporation with classes of voting stock with disparate voting power, 15% or more of the voting power of the outstanding voting stock) of the corporation, and the affiliates and associates of such person. The term "owner" is broadly defined to include any person that individually or with or through such person's affiliates or associates, among other things, beneficially owns such stock, or has the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement or understanding or upon the exercise of options or other convertible securities or otherwise or has the right to vote such stock pursuant to any agreement or understanding, or has an agreement or understanding with the beneficial owner of such stock for the purpose of acquiring, holding, voting or disposing of such stock.

Conflict with 1940 Act

        Our declaration of trust and bylaws provide that if and to the extent that any provision of the Delaware Statutory Trust Act, or any provision of our declaration of trust or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Shareholders

        Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.fsenergyandpowerfund.com and on the SEC's website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

        Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information ("documents") electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as "undeliverable," we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold our common shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

        A "U.S. shareholder" generally is a beneficial owner of our common shares who is for U.S. federal income tax purposes:

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  A citizen or individual resident of the United States;

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  A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

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  A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

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  An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

        A "Non-U.S. shareholder" generally is a beneficial owner of our common shares that is not a U.S. shareholder.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our common shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding our common shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of our common shares.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our common shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

        We intend to elect, effective as of the date of our formation, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our shareholders from our tax earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our shareholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a Regulated Investment Company

        If we:

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  qualify as a RIC; and

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  satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our shareholders.

        We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

        In order to qualify as a RIC for federal income tax purposes, we must, among other things:

  •
  continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

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  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and

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  diversify our holdings so that at the end of each quarter of the taxable year:

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  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

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  no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships," or the Diversification Tests.

        For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

        Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        As a limited partner in the MLPs in which we seek to invest, we will receive our share of income, gains, losses, deductions, and credits from those MLPs. Historically, a significant portion of income from MLPs has been offset by tax deductions. As a result, this income has been significantly lower than cash distributions paid by MLPs. We will incur a current tax liability on our share of an MLP's income and gains that is not offset by tax deductions, losses and credits, or our net operating loss carryforwards, if any. The percentage of an MLP's income and gains which is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in an increase in our net ordinary income that we are required to distribute to shareholders to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement or to eliminate our liability for federal income tax. If our income from our investments in MLPs exceed the cash distributions received from such investments, we may need to obtain cash from other sources in order to satisfy such distribution requirements. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and become subject to corporate-level federal income tax. We may also recognize for federal income tax purposes gain in excess of cash proceeds upon the sale of an interest in an MLP. Any such gain may need to be distributed (or deemed distributed) in order to avoid liability for corporate-level federal income taxes on such gain.

        The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

        Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares. For taxable years beginning on or prior to December 31, 2012, to the extent such distributions paid by us to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. shareholder's holding period for his, her or its common shares and regardless of whether paid in cash or reinvested in additional common shares. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder's adjusted tax basis in such shareholder's common shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. shareholders on December 31 of the year in which the dividend was declared.

        If an investor purchases our common shares shortly before the record date of a distribution, the price of the common shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

        A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of his, her or its common shares. The amount of gain or loss will be measured by the difference between such shareholder's adjusted tax basis in the common shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its common shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of our common shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such common shares. In addition, all or a portion of any loss recognized upon a disposition of our common shares may be disallowed if other common shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

        In general, individual U.S. shareholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our common shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income," which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

        We will send to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service, or IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder's particular situation.

        We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all distributions to any non-corporate U.S. shareholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder's federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Shareholders

        Whether an investment in the common shares is appropriate for a Non-U.S. shareholder will depend upon that person's particular circumstances. An investment in the common shares by a Non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisers before investing in our common shares.

        Distributions of our investment company taxable income to Non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. shareholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold U.S. federal tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

        In addition, with respect to certain distributions which may be made to Non-U.S. shareholders in our taxable years beginning before January 1, 2012, if certain pending legislation described below is enacted, no withholding will be required and the distributions generally will not be subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to our shareholders as "interest-related dividends" or "short-term capital gain dividends," (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years beginning after January 1, 2012. Currently, we do not anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding even if such exemption were extended.

        Actual or deemed distributions of our net capital gains to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of our common shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States, or such Non-U.S. shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

        If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of our common shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the common shares may not be appropriate for a Non-U.S. shareholder.

        A Non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. shareholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

        Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10% or greater U.S. owner or provides the withholding agent with identifying information on each 10% or greater U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their common shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their common shares and proceeds from the sale of their common shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

        Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the common shares.

Failure to Qualify as a RIC

        If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our shareholders. Distributions would not be required, and any distributions would be taxable to our shareholders as ordinary dividend income. To the extent such distributions are paid with respect to a tax year beginning prior to December 31, 2012, and subject to certain additional limitations in the Code, such distributions would be eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder's tax basis, and any remaining distributions would be treated as a capital gain.

REGULATION

        Prior to commencing this offering, we will elect to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the trustees be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

        The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities. Furthermore, our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of Energy companies. This investment policy may not be changed without at least 60 days prior notice to holders of our common shares of any such change.

        We will generally not be able to issue and sell our common shares at a price below net asset value per share. See "Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth." We may, however, sell our common shares, or warrants, options or rights to acquire our common shares, at a price below the then-current net asset value of our common shares if our board of trustees determines that such sale is in our best interests and the best interests of our shareholders, and our shareholders approve such sale. In addition, we may generally issue new common shares at a price below net asset value per share in rights offerings to existing shareholders, in payment of dividends and in certain other limited circumstances.

        As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with FS Advisor or GSO in transactions originated by FS Advisor or GSO or their respective affiliates unless we obtain an exemptive order from the SEC or co-invest alongside FS Advisor or GSO or their respective affiliates in accordance with existing regulatory guidance. However, we are permitted to, and may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. We are currently seeking exemptive relief from the SEC to engage in co-investment transactions with FS Advisor and GSO and/or their respective affiliates. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither FS Advisor nor GSO or their respective affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we intend to co-invest alongside FS Advisor or GSO or their respective affiliates only in accordance with existing regulatory guidance.

Qualifying Assets

        Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are any of the following:

  1.
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

    a.
    is organized under the laws of, and has its principal place of business in, the United States;

    b.
    is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

    c.
    satisfies any of the following:

    i.
    does not have any class of securities that is traded on a national securities exchange;

    ii.
    has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

    iii.
    is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

    iv.
    is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

  2.
  Securities of any eligible portfolio company that we control.

  3.
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  4.
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  5.
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  6.
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

        In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

        In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its trustees, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

        Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. FS Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

        We are permitted, under specified conditions, to issue multiple classes of debt and one class of shares senior to our common shares if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See "Risk Factors—Risks Related to Debt Financing" and "Risk Factors—Risks Related to Business Development Companies."

Code of Ethics

        We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. We have attached our code of ethics as an exhibit to the registration statement of which this prospectus is a part. You may also read and copy the code of ethics at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC's Internet site at www.sec.gov.

Compliance Policies and Procedures

        We and FS Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

        We have delegated our proxy voting responsibility to FS Advisor. The proxy voting policies and procedures of FS Advisor are set forth below. The guidelines are reviewed periodically by FS Advisor and our non-interested trustees, and, accordingly, are subject to change.

  Introduction

        As an investment adviser registered under the Advisers Act, FS Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

        These policies and procedures for voting proxies for the investment advisory clients of FS Advisor are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

  Proxy Policies

        FS Advisor will vote proxies relating to our securities in the best interest of its clients' shareholders. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although FS Advisor will generally vote against proposals that may have a negative impact on its clients' portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

        The proxy voting decisions of FS Advisor are made by the senior officers who are responsible for monitoring each of its clients' investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how FS Advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties.

  Proxy Voting Records

        You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, FS Energy and Power Fund, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

Other

        We will be periodically examined by the SEC for compliance with the 1940 Act.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any trustee or officer against any liability to us or our shareholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

        We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

  •
  pursuant to Rule 13a-15 of the Exchange Act, beginning for our fiscal year ending December 31, 2011, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting.

        The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith. In addition, we intend to voluntarily comply with Section 404(b) of the Sarbanes-Oxley Act, and will engage our independent registered public accounting firm to audit our internal control over financial reporting.

PLAN OF DISTRIBUTION

General

        This is a continuous offering of our common shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years. This offering must be registered in every state in which we offer or sell common shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling common shares in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of common shares but will use its best efforts to sell the common shares offered. The minimum permitted purchase is $5,000 of our common shares. We will not sell any common shares unless we raise gross offering proceeds of $2.5 million, all of which must be from persons who are not affiliated with us or FS Advisor, by one year from the date of this prospectus. In addition, pursuant to a private placement of our common shares to certain members of our board of trustees and individuals or entities affiliated with FS Advisor and GSO, we will issue an aggregate of approximately 2,222,222 common shares for aggregate proceeds of approximately $20.0 million, upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $22.5 million. After we have satisfied the minimum offering requirement, additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan. Pending meeting the minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers' benefit, pending release to us. If we do not raise gross offering proceeds of $2.5 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest) and we will stop offering common shares. We will not deduct any fees or expenses if we return funds from the escrow account. Upon meeting the minimum offering requirement as noted above, funds will be released from escrow to us within approximately 30 days and investors with subscription funds held in the escrow will be admitted as shareholders as soon as practicable, but in no event later than 15 days after such release. The dealer manager will notify the network of selected broker-dealers once the minimum offering requirement has been attained. The selected broker-dealers will, in turn, notify the registered representatives, who obtain subscription documents from investors.

        The dates on which we will accept subscriptions will be the first business day of each month and the first business day following the 15th day of each month. Common shares issued pursuant to our distribution reinvestment plan typically will be issued on the same date that we hold our first of two semi-monthly closings. In addition, in months in which we repurchase common shares, we expect to conduct repurchases on the same date that we hold our first of two semi-monthly closings for the sale of common shares in this offering.

        Subsequent to meeting the minimum offering requirement, we will then sell our common shares on a continuous basis at semi-monthly closings at an initial offering price of $10.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that common shares are not sold at a price that is below net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly.

        A decline in our net asset value per share to an amount more than 5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of trustees, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of trustees believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of trustees will undertake to establish a new net offering price that is not more than 5% above our net asset value per share. If our board of trustees determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase common shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 5%.

        To purchase common shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $5,000 and pay such amount at the time of subscription. Prior to our meeting the minimum offering requirement, you should make your check payable to "UMB Bank, N.A., as escrow agent for FS Energy and Power Fund." Subsequent to our meeting the minimum offering requirement, you should make your check payable to "UMB Bank, N.A., as agent for FS Energy and Power Fund." Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. Subscriptions received prior to our meeting the minimum offering requirement will be deposited into an interest-bearing account.

About the Dealer Manager

        The dealer manager is FS2 Capital Partners, LLC. The dealer manager was formed in December 2007 and has a limited prior operating history. The dealer manager registered as a broker-dealer with the SEC and the Financial Industry Regulatory Authority, or FINRA, in December 2007. The dealer manager is an affiliate of FS Advisor and serves as the dealer manager in connection with the continuous public offering of shares of common stock by FS Investment Corporation. The dealer manager receives compensation for services relating to this offering and provides certain sales, promotional and marketing services to us in connection with the distribution of the common shares offered pursuant to this prospectus. For additional information about the dealer manager, including information related to its affiliation with us and our adviser. See "Certain Relationships and Related Party Transactions."

        Biographical information regarding P. Cosmo Smith, the president of the dealer manager, is set forth below.

        P. Cosmo Smith serves as president of FS2 Capital Partners, LLC, leading the sales and distribution efforts for this offering. Prior to joining FS2 Capital Partners in February 2010, Mr. Smith founded United Advisors, a leading merchant banking and strategy consulting firm where he remains chairman. Mr. Smith served as the Chief Executive Officer of United Advisors from its founding in September 2003 until February 2010. From October 1999 to September 2003, he was Asset International's principal strategist and led U.S., European and Japanese investor groups in the recapitalization and founding of several businesses which became primary data and information resources for the institutional investment, banking and financial communities. In addition, Mr. Smith has held business development and investment posts with Skandia, CIGNA and J.P. Morgan. He received both his M.B.A. and his B.S. in Business Administration from the University of Connecticut.

Compensation of Dealer Manager and Selected Broker-Dealers

        Except as provided below, the dealer manager receives selling commissions of 7.0% of the gross proceeds of common shares sold in the offering. The dealer manager also receives a dealer manager fee of 3.0% of the gross offering proceeds as compensation for acting as the dealer manager.

        The dealer manager authorizes other broker-dealers that are members of FINRA, which we refer to as selected broker-dealers, to sell our common shares. The dealer manager may re-allow all of its selling commissions attributable to a selected broker-dealer.

        The dealer manager, in its sole discretion, may re-allow to any selected broker-dealer a portion of its dealer manager fee for reimbursement of marketing expenses. The amount of the reallowance will be based on such factors as the number of common shares sold by the selected broker-dealer, the assistance of the broker-dealer in marketing the offering and due diligence expenses incurred. The maximum aggregate amount of the reallowances of the 3.0% dealer manager fee will be 1.5% of the gross proceeds from common shares sold in the offering.

        In addition to the payment of selling commissions and the dealer manager fee, we reimburse the dealer manager and selected broker-dealers for bona fide accountable due diligence expenses. We expect to reimburse approximately 0.5% of the gross offering proceeds for accountable due diligence expenses.

        We will not pay selling commissions or dealer manager fees on common shares sold under our distribution reinvestment plan. The amount that would have been paid as selling commissions and dealer-manager fees if the common shares sold under our distribution reinvestment plan had been sold pursuant to this public offering of common shares will be retained and used by us. Therefore, the net proceeds to us for sales under our distribution reinvestment plan will be greater than the net proceeds to us for sales pursuant to this prospectus.

        This offering is being made in compliance with Conduct Rule 2310 of FINRA. Under the rules of FINRA, the maximum compensation payable to members of FINRA participating in this offering may not exceed 10% of our gross offering proceeds. If, upon the termination of the offering, the total amount of underwriting compensation paid in connection with the offering exceeds 10% of our gross offering proceeds (excluding proceeds from the sale of common shares under our distribution reinvestment plan), then the dealer manager will pay to us an amount equal to the underwriting compensation in excess of 10%.

        We have agreed to indemnify the participating broker-dealers, including the dealer manager, against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. The broker-dealers participating in the offering of our common shares are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any common shares will be sold.

        Our executive officers and trustees and their immediate family members, as well as officers and employees of FS Advisor and its affiliates and their immediate family members and other individuals designated by management, and, if approved by our board of trustees, joint venture partners, consultants and other service providers, may purchase our common shares in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. Except for certain share ownership and transfer restrictions contained in our declaration of trust, there is no limit on the number of our common shares that may be sold to such persons. In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, including but not limited to sales for which a volume discount applies, sales to certain institutional investors, sales to employees of selected broker-dealers, sales made by certain selected dealers at the discretion of the dealer manager, sales made to investors whose contract for investment advisory and related brokerage services includes a fixed or "wrap" fee or other asset-based fee arrangement, unless that contract is with a federally registered investment adviser that is dually registered as a broker-dealer and provides financial planning services, sales through banks acting as trustees or fiduciaries and sales to our affiliates. We may also make certain sales directly to these groups designated by management without a broker-dealer intermediary. For such direct sales, all selling commissions and dealer manager fees will be waived. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. FS Advisor and its affiliates will be expected to hold their common shares purchased as shareholders for investment and not with a view towards distribution.

        To the extent permitted by law and our declaration of trust, we will indemnify the selected broker-dealers and the dealer manager against some civil liabilities, including certain liabilities under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.

        We are offering volume discounts to investors who purchase more than $500,000 worth of our common shares through the same selected broker-dealer in our offering. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker-dealer will be reduced. The following table shows the discounted price per share and the reduced selling commissions payable for volume sales of our common shares.

Dollar Amount of Common Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)	Reduced Commission Rate
$ 5,000 – $500,000	$10.00	7.0%
$ 500,001 – $750,000	$9.90	6.0%
$ 750,001 – $1,000,000	$9.80	5.0%
$1,000,001 – $2,500,000	$9.70	4.0%
$2,500,001 – $5,000,000	$9.60	3.0%
$5,000,001 and up	$9.50	2.0%

(1)
Assumes a $10.00 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

        We will apply the reduced selling price per share and selling commissions to the incremental common shares within the indicated range only. Thus, for example, assuming a price per share of $10.00, a purchase of $1,250,000 would result in a weighted average purchase price of $9.88 per share as shown below:

  •
  $500,000 at $10.00 per share (total: 50,000 common shares) and a 7.0% commission;

  •
  $250,000 at $9.90 per share (total: 25,252.525 common shares) and a 6.0% commission;

  •
  $250,000 at $9.80 per share (total: 25,510.204 common shares) and a 5.0% commission; and

  •
  $250,000 at $9.70 per share (total: 25,773.196 common shares) and a 4.0% commission.

        To qualify for a volume discount as a result of multiple purchases of our common shares you must use the same selected broker-dealer and you must mark the "Additional Investment" space on the subscription agreement. We are not responsible for failing to combine purchases if you fail to mark the "Additional Investment" space. Once you qualify for a volume discount, you will be eligible to receive the benefit of such discount for subsequent purchases of common shares in our offering through the same selected broker-dealer.

        To the extent purchased through the same selected broker-dealer, the following persons may combine their purchases as a "single purchaser" for the purpose of qualifying for a volume discount:

  •
  an individual, his or her spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

  •
  a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

  •
  an employees' trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code; and

  •
  all commingled trust funds maintained by a given bank.

        In the event a person wishes to have his or her order combined with others as a "single purchaser," that person must request such treatment in writing at the time of subscription setting forth the basis for the discount and identifying the orders to be combined. Any request will be subject to our verification that the orders to be combined are made by a single purchaser. If the subscription agreements for the combined orders of a single purchaser are submitted at the same time, then the commissions payable and discounted share price will be allocated pro rata among the combined orders on the basis of the respective amounts being combined. Otherwise, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

        Only common shares purchased in our offering pursuant to this prospectus are eligible for volume discounts. Common shares purchased through our distribution reinvestment plan will not be eligible for a volume discount nor will such common shares count toward the threshold limits listed above that qualify you for the different discount levels.

Other Discounts

        The dealer manager may, at its sole discretion, enter into an agreement with a selected broker-dealer whereby such selected broker-dealer may aggregate subscriptions on part of a combined order for the purpose of offering investors reduced aggregate selling commissions and/or dealer manager fees. The specific terms of any such arrangement will be subject to negotiation between the dealer manager and the selected broker-dealer and will not reduce the amount of net proceeds available to us from the sale of our common shares. Any reduction in the selling commissions and dealer manager fees would be prorated among the separate subscribers.

Transfer on Death Designation

        You have the option of placing a transfer on death, or "TOD," designation on your common shares purchased in this offering. A TOD designation transfers ownership of your common shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the common shares. However, this option is not available to residents of the states of Louisiana or North Carolina. If you would like to place a TOD designation on your common shares, you must check the TOD box on the subscription agreement and you must complete and return the transfer on death form available upon request to us in order to effect the designation.

Supplemental Sales Material

        In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our common shares, although only when accompanied by or preceded by the delivery of this prospectus, as supplemented. We will file all supplemental sales material with the SEC prior to distributing such material. The supplemental sales material will not contain all of the information material to an investment decision and should only be reviewed after reading this prospectus. The sales material expected to be used in permitted jurisdictions includes:

  •
  investor sales promotion brochures;

  •
  cover letters transmitting this prospectus;

  •
  brochures containing a summary description of the offering;

  •
  fact sheets describing the general nature of FS Energy and Power Fund and our investment objectives;

  •
  asset flyers describing our recent investments;

  •
  broker updates;

  •
  online investor presentations;

  •
  third-party article reprints;

  •
  website material;

  •
  electronic media presentations; and

  •
  client seminars and seminar advertisements and invitations.

        All of the foregoing material will be prepared by FS Advisor or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

        We are offering common shares in this offering only by means of this prospectus, as the same may be supplemented and amended from time to time. Although the information contained in our supplemental sales materials will not conflict with any of the information contained in this prospectus, as amended or supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

SUITABILITY STANDARDS

        The following are our suitability standards for investors which are required by the Omnibus Guidelines published by the North American Securities Administrators Association in connection with our continuous offering of common shares under the registration statement of which this prospectus is a part.

        Pursuant to applicable state securities laws, common shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the common shares, which means that it may be difficult to sell common shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor's overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective shareholder's overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the common shares, (d) the background and qualifications of FS Advisor and GSO and (e) the tax consequences of the investment.

        Idaho—Investors who reside in the State of Idaho must have either (1) a liquid net worth of $85,000 and minimum annual gross income of $85,000, or (2) a minimum liquid net worth of $300,000. In addition, an Idaho investor's investment in our common shares may not exceed 10% of his or her liquid net worth.

        Iowa—In addition to the suitability standards above, the State of Iowa requires that each Iowa investor limit his or her total investment in our common shares to a maximum of 10% of his or her net worth.

        Kansas—It is recommended by the Office of the Securities Commissioner of Kansas that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in us and other non-traded business development companies. Liquid net worth is that portion of an investor's net worth that consists of cash, cash equivalents and readily marketable securities.

        Maine—The Maine Office of Securities recommends that a Maine investor's aggregate investment in us and our affiliates not exceed 10% of the investor's liquid net worth. Liquid net worth is that portion of an investor's net worth that consists of cash, cash equivalents and readily marketable securities.

        Oregon—In addition to the suitability standards above, the State of Oregon requires that each Oregon investor will limit his or her investment in our common shares to a maximum of 10% of his or her net worth.

        Washington—In addition to the suitability standards above, the State of Washington requires that each Washington investor limit his or her investment in our common shares to a maximum of 10% of his or her net worth.

        The minimum purchase amount is $5,000 of our common shares. To satisfy the minimum purchase requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each such contribution is made in increments of $500. You should note that an investment in our common shares will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.

        If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in amounts of at least $500. The investment minimum for subsequent purchases does not apply to common shares purchased pursuant to our distribution reinvestment plan.

        In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of our common shares or by the beneficiary of the account. These suitability standards are intended to help ensure that, given the long-term nature of an investment in common shares, our investment objectives and the relative illiquidity of our common shares, common shares are an appropriate investment for those of you who become shareholders. The dealer manager and the selected broker-dealers selling common shares on our behalf must make every reasonable effort to determine that the purchase of common shares is a suitable and appropriate investment for each prospective shareholder based on information provided by the prospective shareholder in the subscription agreement regarding the prospective shareholder's financial situation and investment objectives. Each selected broker-dealer is required to maintain for six years records of the information used to determine that an investment in common shares is suitable and appropriate for a prospective shareholder.

        In purchasing common shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing common shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

 LIQUIDITY STRATEGY

        We intend to seek to complete a liquidity event for our shareholders within five years following the completion of our offering stage, although we may determine to complete a liquidity event earlier. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our common shares on a national securities exchange or (3) a merger or another transaction approved by our board of trustees in which our shareholders will receive cash or shares of a publicly traded company. We refer to the aforementioned scenarios as "liquidity events." While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our shareholders, our board of trustees, including our independent trustees, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for shareholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. There can be no assurance that we will complete a liquidity event.

        Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your common shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the common shares being repurchased. See "Share Repurchase Program" for a detailed description of our share repurchase program.

SHARE REPURCHASE PROGRAM

        We do not currently intend to list our securities on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, shareholders should not expect to be able to sell their common shares promptly or at a desired price. No shareholder will have the right to require us to repurchase his or her common shares or any portion thereof. Because no public market will exist for our common shares, and none is expected to develop, shareholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of common shares to other eligible investors.

        Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase common shares on such terms as may be determined by our board of trustees in its complete and absolute discretion unless, in the judgment of the independent trustees of our board of trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the 1934 Act and the 1940 Act. In months in which we repurchase common shares, we will conduct repurchases on the same date that we hold our first semi-monthly closing for the sale of common shares in this offering. The offer to repurchase common shares will be conducted solely through tender offer materials mailed to each shareholder and will not be made through this prospectus.

        The board also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase common shares and under what terms:

  •
  the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

  •
  the liquidity of our assets (including fees and costs associated with disposing of assets);

  •
  our investment plans and working capital requirements;

  •
  the relative economies of scale with respect to our size;

  •
  our history in repurchasing common shares or portions thereof; and

  •
  the condition of the securities markets.

        We currently intend to limit the number of common shares to be repurchased during any calendar year to the number of common shares we can repurchase with the proceeds we receive from the sale of our common shares under our distribution reinvestment plan. At the discretion of our board of trustees, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase common shares. In addition, we will limit the number of common shares to be repurchased in any calendar year to 10% of the weighted average number of common shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of common shares that we offer to repurchase may be less in light of the limitations noted above. We will offer to repurchase such common shares on each date of repurchase at a price equal to 90% of the current offering price in effect on each date of repurchase.

        If you wish to tender your common shares to be repurchased, you must either tender at least 25% of the common shares you purchased in the offering or all of the common shares that you own. If you choose to tender only a portion of your common shares, you must maintain a minimum balance of $5,000 worth of common shares following a tender of common shares for repurchase. If the amount of repurchase requests exceeds the number of common shares we seek to repurchase, we will repurchase common shares on a pro-rata basis. As a result, we may repurchase less than the full amount of common shares that you request to have repurchased. If we do not repurchase the full amount of your common shares that you have requested to be repurchased, or we determine not to make repurchases of our common shares, you may not be able to dispose of your common shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act.

        Our board of trustees will require that we repurchase common shares or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our shareholders. Repurchases of your common shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of common shares from our shareholders.

        When our board of trustees determines that we will offer to repurchase common shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

        Any tender offer presented to our shareholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our shareholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which common shares may be tendered) sent to our shareholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which common shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

        In order to submit common shares to be tendered, shareholders will be required to complete a letter of transmittal, which will be included in the materials sent to our shareholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, shareholders may withdraw their tenders by submitting a notice of withdrawal to us. If common shares have not been accepted for payment by us, tenders may be withdrawn any time prior to 40 business days following the expiration of the tender offer.

        We will not repurchase common shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Delaware or any other relevant jurisdiction.

        While we intend to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time.

        In the event that FS Advisor or any of its affiliates holds common shares in the capacity of a shareholder, any such affiliates may tender common shares for repurchase in connection with any repurchase offer we make on the same basis as any other shareholder, except for the initial capital contributions of the principals, Michael C. Forman and David J. Adelman. The principals will not tender their common shares for repurchase as long as FS Advisor remains our investment adviser.

        We intend to seek relief from Regulation M under the 1934 Act from the Division of Trading and Markets of the SEC in connection with our proposed share repurchase program.

 CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

        Our securities are held under a custody agreement by The Bank of New York Mellon. The address of the custodian is: One Wall Street, New York, New York 10286. DST Systems, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 1055 Broadway, Ninth Floor, Kansas City, Missouri 64105-1594, telephone number: (816) 435-8474.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our board of trustees, FS Advisor is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. FS Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While FS Advisor will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, FS Advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if FS Advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

        Certain legal matters regarding the common shares offered hereby have been passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C., and certain matters with respect to Delaware law have been passed upon by Richards, Layton & Finger, P.A.

EXPERTS

        McGladrey & Pullen, LLP, an independent registered public accounting firm located at 2133 Arch Street, Suite 400, Philadelphia, PA 19103, has audited our financial statements as of December 31, 2010.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our common shares offered by this prospectus. The registration statement contains additional information about us and our common shares being offered by this prospectus.

        We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

 PRIVACY NOTICE

        We are committed to protecting your privacy. This privacy notice explains the privacy policies of FS Energy and Power Fund and its affiliated companies. This notice supersedes any other privacy notice you may have received from FS Energy and Power Fund.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of common shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below.

  •
  Authorized employees of FS Advisor.  It is our policy that only authorized employees of FS Advisor who need to know your personal information will have access to it.

  •
  Service providers.  We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and government officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
FS Energy and Power Fund
Philadelphia, Pennsylvania

We have audited the accompanying balance sheet of FS Energy and Power Fund as of December 31, 2010 and the related statement of operations for the period from September 16, 2010 (Inception) to December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FS Energy and Power Fund as of December 31, 2010 and the results of its operations for the period from September 16, 2010 (Inception) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey & Pullen, LLP

Philadelphia, Pennsylvania
March 25, 2011

FS Energy and Power Fund

Balance Sheet

December 31, 2010

(in thousands, except share and per share amounts)

Assets
Cash and cash equivalents	$200

Total assets	$200

Shareholders' Equity
Preferred shares, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—
Common shares, $0.001 par value, 450,000,000 shares authorized, 22,222 shares issued and outstanding	—
Capital in excess of par value	383
Accumulated loss	(183)

Total shareholders' equity	$200

Net asset value per common share at period end	$9.00

See notes to financial statements.

FS Energy and Power Fund

Statement of Operations

Period from September 16, 2010 (Inception) to December 31, 2010

(in thousands, except share and per share amounts)

Operating expenses
Organization costs	$183

Net decrease in net assets resulting from operations	$(183)

See notes to financial statements.

FS Energy and Power Fund

Notes to Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

        FS Energy and Power Fund (the "Company") was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on September 16, 2010 and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company. The Company will commence operations upon raising gross proceeds in excess of $2.5 million (the "minimum offering requirement"), all of which must be from persons who are not affiliated with the Company or the Company's investment adviser, FS Investment Advisor, LLC ("FS Advisor"), a private investment firm that is registered as an investment adviser under the Investment Adviser Act of 1940, as amended, and an affiliate of the Company.

        The Company is an externally managed, non-diversified, closed-end management investment company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, as amended ("1940 Act"), and intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Note 2. Summary of Significant Accounting Policies

        Basis of Presentation:    The accompanying audited financial statements of the Company have been prepared in conformity with U.S. generally accepted accounting principles.

        The Company believes the significant accounting policies described below affect the more significant judgments and estimates used in the preparation of its financial statements. Accordingly, the policies described below are the policies that the Company believes are and will be the most critical to fully understanding and evaluating the Company's historical financial condition and results of operations.

        Use of Estimates:    The preparation of the financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share information.

        Cash and Cash Equivalents:    The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Company's cash and cash equivalents are maintained with a high credit quality financial institution, which is a member of the FDIC.

        Valuation of Portfolio Investments:    The Company intends to determine the net asset value of its investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by the Company's board of trustees. In connection with that determination, FS Advisor will prepare portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, the most recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

        Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure ("ASC Topic 820"), issued by the Financial Accounting Standards Board ("FASB"), clarifies the definition of fair

FS Energy and Power Fund

Notes to Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

        With respect to investments for which market quotations are not readily available, the Company will undertake a multi-step valuation process each quarter, as described below:

  •
  the quarterly valuation process will begin with each portfolio company or investment being initially valued by FS Advisor's management team, with such valuation taking into account information received from the Company's sub-adviser and an independent valuation firm, if applicable;

  •
  preliminary valuation conclusions will then be documented and discussed with the valuation committee of the Company's board of trustees;

  •
  the Company's valuation committee will review the preliminary valuation and FS Advisor's management team, together with its independent valuation firm, if applicable, will respond and supplement the preliminary valuation to reflect any comments provided by the valuation committee; and

  •
  the Company's board of trustees will discuss valuations and will determine the fair value of each investment in its portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Advisor, the valuation committee and any third-party valuation firm, if applicable.

        Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company's financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Company's financial statements. Below is a description of factors that the Company's board of trustees may consider when valuing the Company's equity and debt investments.

        Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that the Company's board of trustees will consider include the borrower's ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing the Company's debt investments.

FS Energy and Power Fund

Notes to Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

        The Company's equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. The board of trustees, in its analysis of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company's actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

        The Company's board of trustees may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The board of trustees may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of the Company's equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security.

        The fair values of the Company's investments will be determined in good faith by its board of trustees. The Company's board of trustees will be solely responsible for the valuation of its portfolio investments at fair value as determined in good faith pursuant to the Company's valuation policy and consistently applied valuation process. The Company intends to value all of its Level 2 and Level 3 assets by using an independent third-party pricing service which will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the date of the relevant period end. For investments for which the third-party pricing service is unable to obtain quoted prices, the Company intends to obtain bid and ask prices directly from dealers who make a market in such investments. To the extent that the Company holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Company's valuation committee will utilize an independent third-party valuation service to value such investments. The Company will periodically benchmark the bid and ask prices received from the third-party pricing service and valuations received from the third-party valuation service, as applicable, against the actual prices at which it purchases and sells its investments. The Company believes that these prices will be reliable indicators of fair value.

        Revenue Recognition:    Security transactions will be accounted for on their trade date. Interest and dividend income will be recorded on an accrual basis to the extent that the Company expects to collect such amounts. The Company will not accrue as a receivable, interest or dividends on loans and securities, if there is reason to doubt the collectability of such income. Loan origination fees, original issue discount and market discount will be capitalized by the Company and amortized as interest income over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees will be recorded as interest income. The Company will record prepayment premiums on loans and securities as interest income when such amounts are received.

        Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation:    Gains or losses on the sale of investments will be calculated by using the specific identification method. The

FS Energy and Power Fund

Notes to Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

Company will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized.

        Organization Costs:    Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Company's organization. These costs are expensed as incurred. For the period from September 16, 2010 (Inception) to December 31, 2010, the Company incurred organization costs of $183, which were paid on behalf of the Company by Franklin Square Holdings, L.P. ("Franklin Square Holdings") and have been recorded as a contribution to capital (see Note 4).

        Offering Costs:    The Company's offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company's Registration Statement on Form N-2 with respect to the public offering of its common shares. The Company has charged offering costs against capital in excess of par value on the balance sheet. During the period from September 16, 2010 (Inception) to December 31, 2010, the Company had incurred offering costs of $688, which were paid on behalf of the Company by Franklin Square Holdings and have been recorded as a contribution to capital (see Note 4).

        Income Taxes:    The Company intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its "investment company taxable income," which is generally the Company's net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. The Company will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The Company intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any federal income taxes on income. The Company will also be subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

        Uncertainty in Income Taxes:    The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statements of Operations. During the period from September 16, 2010 (Inception) to December 31, 2010, the Company did not incur any interest or penalties.

FS Energy and Power Fund

Notes to Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

        Distributions:    Distributions to the Company's common shareholders will be recorded as of the record date. Subject to the Company's board of trustees' discretion and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on either a semi-monthly or monthly basis and pay such distributions on either a monthly or quarterly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.

        Capital Gains Incentive Fee:    Pursuant to the terms of the investment advisory and administrative services agreement the Company entered into with FS Advisor, the incentive fee on capital gains earned on liquidated investments of the Company's portfolio during operations prior to a liquidation of the Company will be determined and payable in arrears as of the end of each calendar year. Such fee will equal 20.0% of the Company's incentive fee capital gains (i.e., its realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company will accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

        While the investment advisory and administrative services agreement with FS Advisor neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, the Company will include unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual will reflect the incentive fees that would be payable to FS Advisor as if the Company's entire portfolio was liquidated at its fair value as of the balance sheet date even though FS Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Note 3. Recently Issued Accounting Standards

        In January 2010, the FASB issued Accounting Standards Update No. 2010-06 ("ASU 2010-06"), which provides additional guidance to improve disclosures regarding fair value measurements. This guidance requires two new disclosures: (1) transfers in and out of Level 1 and 2 measurements and the reasons for the transfers and (2) a gross presentation of activity within the Level 3 roll forward. The guidance also includes clarifications to existing disclosure requirements on the level of disaggregation and disclosures regarding inputs and valuation techniques. The guidance applies to all entities required to make disclosures about recurring and nonrecurring fair value measurements. The effective date of this guidance is the first interim or annual reporting period beginning after December 15, 2009, except for the gross presentation of the Level 3 roll forward information, which is required for annual reporting periods beginning after December 15, 2010 and for interim reporting periods within those years. The Company does not expect that the adoption of ASU 2010-06 will have a material effect on its financial statements.

Note 4. Related Party Transactions

        The Company has entered into an agreement with FS Advisor to provide the Company with investment advisory and administrative services. Payments for investment advisory services under the

FS Energy and Power Fund

Notes to Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (Continued)

investment advisory and administrative services agreement in future periods will be equal to (a) an annual base management fee of 2.0% of the average value of the Company's gross assets and (b) an incentive fee based on the Company's performance.

        The incentive fee consists of three parts. The first part, which the Company refers to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears and will equal 20.0% of "pre-incentive fee net investment income" for the immediately preceding quarter and will be subordinated to a preferred return on adjusted capital, as defined in the Company's investment advisory and administrative services agreement, equal to 1.625% per quarter, or an annualized rate of 6.5%. The second part of the incentive fee, which the Company refers to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of the Company and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of the Company's incentive fee capital gains, which will equal the Company's realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The third part of the incentive fee, which the Company refers to as the subordinated liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation.

        The Company will also reimburse FS Advisor for expenses necessary for its performance of services related to the Company's administration and operation, provided that such reimbursement will be the lower of FS Advisor's actual costs or the amount that the Company would be required to pay for comparable services in the same geographic location, and provided further that such costs will be reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods.

        Franklin Square Holdings, an affiliate of FS Advisor, has also funded offering costs and organization costs in the amount of $871 for the period from September 16, 2010 (Inception) to December 31, 2010. These costs have been recorded by the Company as a contribution to capital. The offering costs were offset against capital in excess of par value on the financial statements and the organization costs were charged to expense as incurred by the Company (see Note 2).

        Under the terms of the Company's investment advisory and administrative services agreement, there is no liability on the Company's part for the offering or organization costs funded by FS Advisor or its affiliates (including Franklin Square Holdings) until the investment advisory and administrative services agreement is effective and the Company has met the minimum offering requirement. At such time, FS Advisor will be entitled to receive 1.5% of the gross proceeds raised from outside investors until all offering costs and organization costs funded by FS Advisor or its affiliates have been recovered. The minimum reimbursement to FS Advisor for such fees is $37,500, assuming the Company is able to raise $2.5 million in gross proceeds. The investment advisory and administrative services agreement will not be effective until the Company meets the minimum offering requirement.

        In December 2010, Michael C. Forman and David J. Adelman, the principals of FS Advisor, contributed an aggregate of approximately $200 to purchase 22,222 common shares at $9.00 per share,

FS Energy and Power Fund

Notes to Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (Continued)

which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees. The principals will not tender these common shares for repurchase as long as FS Advisor remains the Company's investment adviser.

        Because FS Advisor's senior management team is comprised of the same personnel as the senior management team of FB Income Advisor, LLC, the investment adviser to FS Investment Corporation, such members provide investment advisory services to both the Company and FS Investment Corporation. FB Income Advisor, LLC, which is controlled by Mr. Forman, the Company's chief executive officer, was organized for the purpose of sourcing and managing income-oriented investments for institutions and high net worth individuals. While neither FS Advisor nor FB Income Advisor, LLC is currently making private corporate debt investments for clients other than the Company and FS Investment Corporation, respectively, either one, or both, may do so in the future. In the event that FS Advisor undertakes to provide investment advisory services to other clients in the future, it will strive to allocate investment opportunities in a fair and equitable manner consistent with the Company's investment objectives and strategies so that the Company will not be disadvantaged in relation to any other client of FS Advisor or its senior management team. In addition, as noted above, FS Advisor's senior management team consists of the same management team that runs FB Income Advisor, LLC. As such, even in the absence of FS Advisor retaining additional clients, it is currently possible that some investment opportunities will be provided to FS Investment Corporation rather than to the Company.

        The Company's affiliate, Franklin Square Holdings, has agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that, for tax purposes, the Company's net investment income and net capital gains are equal to or greater than the cumulative distributions paid to the Company's shareholders in each quarter. This arrangement is designed to ensure that no portion of the Company's distributions will represent a return of capital for the Company's shareholders. Franklin Square Holdings has no obligation to reimburse any portion of the Company's expenses but has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that the Company can bear a reasonable level of expenses in relation to its income. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. Franklin Square Holdings is controlled by the Company's chief executive officer, Michael Forman, and one of the Company's trustees, David Adelman. There can be no assurance that Franklin Square Holdings will reimburse any portion of the Company's expenses in future quarters.

        The dealer manager is an affiliate of FS Advisor and also serves as the dealer manager for FS Investment Corporation's continuous public offering of shares. This relationship may create conflicts in connection with the dealer manager's due diligence obligations under the federal securities laws. Although the dealer manager will examine the information contained in the prospectus which forms a part of the Registration Statement on Form N-2 relating to the Company's continuous public offering for accuracy and completeness, due to its affiliation with FS Advisor, no independent review of the Company will be made in connection with the distribution of its common shares in the offering.

FS Energy and Power Fund

Notes to Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 5. Share Repurchase Program

        Beginning with the first calendar quarter following the one-year anniversary of the date the Company meets its minimum offering requirement, and on a quarterly basis thereafter, the Company intends to offer to repurchase common shares on such terms as may be determined by the Company's board of trustees in its complete and absolute discretion unless, in the judgment of the independent trustees of the Company's board of trustees, such repurchases would not be in the best interests of the Company's shareholders or would violate applicable law. The Company will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended, and the 1940 Act. In months in which the Company repurchases common shares, it will conduct repurchases on the same date that it holds its first semi-monthly closing for the sale of common shares in its public offering. The offer to repurchase common shares will be conducted solely through tender offer materials mailed to each shareholder.

        The Company's board of trustees will also consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase common shares and under what terms:

  •
  the effect of such repurchases on the Company's qualification as a RIC (including the consequences of any necessary asset sales);

  •
  the liquidity of the Company's assets (including fees and costs associated with disposing of assets);

  •
  the Company's investment plans and working capital requirements;

  •
  the relative economies of scale with respect to the Company's size;

  •
  the Company's history in repurchasing common shares or portions thereof; and

  •
  the condition of the securities markets.

        The Company currently intends to limit the number of common shares to be repurchased during any calendar year to the number of common shares it can repurchase with the proceeds it receives from the sale of common shares under its distribution reinvestment plan. At the discretion of the Company's board of trustees, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase common shares. In addition, the Company will limit the number of common shares to be repurchased in any calendar year to 10% of the weighted average number of common shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of common shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company intends to offer to repurchase such common shares on each date of repurchase at a price equal to 90% of the current offering price in effect on each date of repurchase. The Company's board of trustees may amend, suspend or terminate the repurchase program at any time, upon 30 days notice.

The undersigned hereby tenders this subscription and applies for the purchase of the dollar amount of common shares of beneficial interest (the "Shares") of FS Energy and Power Fund, a Delaware statutory trust (sometimes referred to herein as the "Company"), set forth below.

1. INVESTMENT

	☐	Initial Investment - OR -
Amount Of Subscription: $	☐	Additional Investment in this Offering (minimum of $500)
(minimum initial investment is $5,000)	☐

Advisory/Registered Investment Adviser/Other Net of Commission Purchases - Shares are being purchased net of commissions (purchase pursuant to a wrap fee arrangement or by a registered representative on his/her own behalf)

2. TYPE OF OWNERSHIP (select only one)

☐	Individual (one signature required)	☐ Custodial Arrangement (owner and custodian signature required)
☐	Joint Tenants with Right of Survivorship (all parties must sign)	☐ IRA ☐ Roth IRA ☐ SEP ☐ KEOGH
☐	Community Property (all parties must sign)	☐ OTHER
☐	Tenants in Common (all parties must sign)	Name of Custodian
☐	Uniform Gift to Minors Act State of (custodian signature required)	Mailing Address
☐	Uniform Transfer to Minors Act State of (custodian signature required)	City State Zip
☐	Qualified Pension or Profit Sharing Plan (include Plan Documents)	Custodian Information (to be completed by custodian above)
☐	Trust (include title and signature pages)	Custodian Tax ID #
☐	Corporation (include Corporate Resolution; authorized signature required)	Custodian Account #
☐	Partnership (include Partnership Agreement; authorized signature required)	Custodian Phone #
☐	Other (specify and include title and signature pages)

3. INVESTOR INFORMATION (You must include a permanent street address even if your mailing address is a P.O. Box.)

Individual/Beneficial Owner (Please print name(s) to whom Shares are to be registered)

First Name	Middle Name	Last Name

Social Security Number		Date of Birth

Street Address	City	State Zip Code

If Not a US Citizen, Specify Country of Citizenship		Daytime Phone Number

Joint Owner/Minor

First Name	Middle Name	Last Name

Social Security Number		Date of Birth

Street Address and/or PO Box	City	State Zip Code

If Not a US Citizen, Specify Country of Citizenship		Daytime Phone Number

3. INVESTOR INFORMATION (continued)

Trust

Name of Trust	Date of Trust

Name(s) of Trustee(s)

Taxpayer Identification Number

Name of Beneficial Owner(s)

Beneficial Owner(s) Street Address	City	State	Zip Code

Social Security Number	Date of Birth	Occupation

Corporation/Partnership/Other

Entity Name	Tax ID Number	Date of Entity Formation

Entity Type (corporation, partnership, etc.)
	If corporation (check one):	C Corp.	S Corp.

Name(s) of Officer(s), General Partner or other Authorized Person(s)

4. DISTRIBUTIONS

I hereby subscribe for Shares of FS Energy and Power Fund and elect the distribution option indicated below:
(IRA accounts may not direct distributions without the custodian's approval)

☐	I choose to participate in FS Energy and Power Fund's Distribution Reinvestment Plan.*	☐	I choose to have distributions deposited in a checking, savings or brokerage account.**	☐	I choose to have distributions mailed to me at the address listed in Section 3.	☐	I choose to have distributions mailed to me at the following address:

*	Each investor that elects to have his or her distributions reinvested in the FS Energy and Power Fund's Distribution Reinvestment Plan agrees to notify the Company and the broker-dealer named in this Subscription Agreement in writing at any time there is a material change in his or her financial condition, including failure to meet the minimum income and net worth standards as imposed by the state in which he or she resides.

**	Please attach a pre-printed, voided check.

I authorize FS Energy and Power Fund or its agent to deposit my distribution to the account indicated below. This authority will remain in force until I notify FS Energy and Power Fund in writing to cancel it. In the event that FS Energy and Power Fund deposits funds erroneously into my account, the Company is authorized to debit my account for the amount of the erroneous deposit. I also hereby acknowledge that funds and/or Shares in my account may be subject to applicable abandoned property, escheat or similar laws and may be transferred to the appropriate governmental authority in accordance with such laws, including as a result of account inactivity for the period of time specified in such laws or otherwise. None of the Company, its affiliates, its agents or any other person shall be liable for any property delivered in good faith to a governmental authority pursuant to applicable abandoned property, escheat or similar laws.

Name of Financial Institution	Mailing Address

City	State	Zip Code

Your Bank's ABA Routing Number	Your Account Number	Account Type
☐ Checking ☐ Savings ☐ Brokerage

The deposit services above cannot be established without a pre-printed, voided check. For Electronic Funds Transfers, the signatures of the bank account owner(s) must appear exactly as they appear on the bank registration. If the registration at the bank differs from that on this Subscription Agreement, all parties must sign below.

Signature of Individual/Trustee/Beneficial Owner		Signature of Joint Owner/Co-Trustee

5. ELECTRONIC DELIVERY OF DOCUMENTS

☐ In lieu of receiving documents by mail, I authorize FS Energy and Power Fund to make available on its website at www.fsenergyandpowerfund.com its quarterly reports, annual reports, proxy statements, prospectus supplements or other reports required to be delivered to me, as well as any investment or marketing updates, and to notify me via e-mail when such reports or updates are available. (Any investor who elects this option must provide an e-mail address below.)

E-Mail Address:

6. SUBSCRIBER SIGNATURES

Please carefully read and separately initial each of the representations below. In the case of joint investors, each investor must initial. Except in the case of fiduciary accounts, you may not grant any person power of attorney to make such representations on your behalf. In order to induce the fund to accept this subscription, I (we) hereby represent and warrant that:

		Owner	Joint Owner
(a)	I (we) have received a final Prospectus for the Company relating to the Shares.	Initials	Initials
(b)	I (we) certify that I (we) have (1) a net worth (exclusive of home, home furnishings and automobiles) of $250,000 or more; or (2) a net worth (exclusive of home, home furnishings and automobiles) of at least $70,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $70,000 annual gross income, or that I (we) meet the higher suitability requirements imposed by my state of primary residence as set forth in the Prospectus under "Suitability Standards."	Initials	Initials
(c)	I am (we are) purchasing Shares for my (our) own account.	Initials	Initials
(d)	I (we) acknowledge that the Shares are not liquid, there is no public market for the Shares, and I (we) may not be able to sell the Shares.	Initials	Initials
(e)	If I am (we are) a resident of Idaho, I (we) certify that I (we) have (1) a liquid net worth of $85,000 and minimum annual gross income of $85,000, or (2) a minimum liquid net worth of $300,000. I (we) also certify that this investment does not exceed 10% of my (our) liquid net worth.	Initials	Initials
(f)	If I am (we are) a resident of Iowa, I (we) certify that my (our) total investment in the Shares does not exceed 10% of my (our) net worth.	Initials	Initials
(g)	If I am (we are) a resident of Kansas, I (we) certify that my (our) aggregate investment in the Company and other non-traded business development companies does not exceed 10% of my (our) liquid net worth.	Initials	Initials
(h)	If I am (we are) a resident of Maine, I (we) certify that my (our) aggregate investment in the Company and its affiliates does not exceed 10% of my (our) liquid net worth.	Initials	Initials
(i)	If I am (we are) a resident of Oregon, I (we) certify that my (our) investment in the Shares does not exceed 10% of my (our) net worth.	Initials	Initials
(j)	If I am (we are) a resident of the State of Washington, I (we) certify that I (we) will limit my (our) investment in the Shares to a maximum of 10% of my (our) net worth.	Initials	Initials

Substitute IRS Form W-9 Certification:

I (we) declare that the information supplied in this subscription agreement is true and correct and may be relied upon by the Company in connection with my investment in the Company. Under penalties of perjury, each investor signing below certifies that (1) the number shown in the Investor Social Security Number/Taxpayer Identification Number field in Section 3 of this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a non-resident alien). NOTE: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

By signing below, you hereby acknowledge receipt of the Prospectus of the Company dated                             not less than five (5) business days prior to the signing of this Subscription Agreement. You agree that if this subscription is accepted, it will be held, together with the accompanying payment, on the terms described in the Prospectus. You agree that subscriptions may be rejected in whole or in part by the Company in its sole and absolute discretion.

        You understand that you will receive a confirmation of your purchase, subject to acceptance by the Company, within 30 days from the date your subscription is received, and that the sale of Shares pursuant to this subscription agreement will not be effective until at least five business days after the date you have received a final Prospectus. Residents of the State of Maine who first received the Prospectus only at the time of subscription may receive a refund of the subscription amount upon request to the Company within five business days of the date of subscription.

        By signing below, you also acknowledge that you have been advised that the assignability and transferability of the Shares is restricted and governed by the terms of the Prospectus; there are risks associated with an investment in the Shares and you should rely only on the information contained in the Prospectus and not on any other information or representations from other sources; and you should not invest in the Shares unless you have an adequate means of providing for your current needs and personal contingencies and have no need for liquidity in this investment.

        The Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, the Company may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. You further agree that the Company may discuss your personal information and your investment in the Shares at any time with your then current financial advisor. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

        By signing below, you also acknowledge that you do not expect to be able to sell your Shares regardless of how the Company performs. If you are able to sell your Shares, you will likely receive less than your purchase price. The Company does not intend to list its Shares on any securities exchange during the offering period, and it does not expect a secondary market in the Shares to develop. The Company intends to implement a share repurchase program, but only a limited number of Shares will be eligible for repurchase by the Company. Accordingly, you should consider that you may not have access to the money you invest for at least five years, or until the Company completes a liquidity event, which may not occur until five years following the completion of its offering. There is no assurance that the Company will complete a liquidity event within such timeframe or at all. As a result of the foregoing, an investment in the Company's Shares is not suitable if you require short-term liquidity.

Printed Name of Owner or Authorized Person	Printed Name of Joint Owner or Authorized Person

Signature of Owner or Authorized Person	Signature of Joint Owner or Authorized Person

Date / /	Date / /

7. FINANCIAL ADVISOR (Please read and complete the following)

The undersigned confirm on behalf of the Broker-Dealer that they (i) are registered in the state in which the sale of the Shares to the investor executing this Subscription Agreement has been made and that the offering of the Shares is registered for sale in such state; (ii) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (iii) have discussed such investor's prospective purchase of Shares with such investor; (iv) have advised such investor of all pertinent facts with regard to the fundamental risks of the investment, including the lack of liquidity and marketability of the Shares; (v) have delivered a current Prospectus and related supplements, if any, to such investor; (vi) have reasonable grounds to believe that the investor is purchasing these Shares for his or her own account; and (vii) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that the undersigned will obtain and retain records relating to such investor's suitability for a period of six years, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto and that such investor has an understanding of the fundamental risks of the investment, the background and qualifications of the persons managing FS Energy and Power Fund and the tax consequences of purchasing and owning Shares. The undersigned Financial Advisor further represents and certifies that, in connection with this subscription for Shares, he has complied with and has followed all applicable policies and procedures under his firm's existing Anti-Money Laundering Program and Customer Identification Program.

Broker-Dealer		Financial Advisor Name

Advisor Street/P.O. Box

City	State	Zip Code

Advisor Number	Branch Number	Telephone Number

Email Address		Fax Number

Financial Advisor Signature			Date

Principal Signature (if required by Broker/Dealer)			Date

8. INVESTMENT INSTRUCTIONS

☐
By Mail - Checks should be made payable to "UMB Bank, N.A., as escrow agent for FS Energy and Power Fund" or, after the Company meets the minimum offering requirements, checks should be made payable to "UMB Bank, N.A., as agent for FS Energy and Power Fund".

☐	By Wire Transfer - UMB Bank, N.A., ABA Routing # 101000695, FS Energy and Power Fund, Account # 9871916758. Forward this subscription agreement to the address listed below.

☐	By Asset Transfer

☐	Custodial Accounts—Forward this Subscription Agreement directly to the custodian.

Mailing Instructions FS Energy and Power Fund Services c/o DST Systems Inc. (877) 628-8575

Regular Mail P.O. Box 219095 Kansas City, MO 64121-9095	Express/Overnight Delivery 430 W. 7th Street Kansas City, MO 64105

        You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth above. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Up to 150,000,000

Common Shares

PROSPECTUS

                        , 2011

PART C
Other Information

Item 25.    Financial Statements and Exhibits

        (1)    Financial Statements

        The following financial statements of FS Energy and Power Fund. (the "Registrant" or the "Company") are included in Part A of this Registration Statement:

        (2)    Exhibits

(a)(1)	Certificate of Trust of the Registrant*
(a)(2)	Declaration of Trust of the Registrant*
(a)(3)	Second Amended and Restated Declaration of Trust of the Registrant
(b)	Bylaws of the Registrant
(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A and incorporated herein by reference)
(e)	Distribution Reinvestment Plan
(g)(1)	Investment Advisory and Administrative Services Agreement by and between the Registrant and FS Investment Advisor, LLC
(g)(2)	Investment Sub-Advisory Agreement by and between FS Investment Advisor, LLC and GSO Capital Partners LP
(h)(1)	Dealer Manager Agreement
(h)(2)	Form of Selected Dealer Agreement (Included as Exhibit A to the Form of Dealer Manager Agreement)
(j)	Custodian Agreement
(k)	Escrow Agreement
(l)	Opinion of Richards, Layton & Finger, P.A.
(n)(1)	Consent of Richards, Layton & Finger, P.A. (incorporated by reference to Exhibit (l) hereto)
(n)(2)	Consent of McGladrey and Pullen, LLP
(r)	Code of Ethics

*
Incorporated by reference to the initial registration statement on Form N-2 filed by the Registrant on September 30, 2010 (File No. 333-169679).

Item 26.    Marketing Arrangements

        The information contained under the heading "Plan of Distribution" in this Registration Statement is incorporated herein by reference.

Item 27.    Other Expenses of Issuance and Distribution

SEC registration fee	$106,950
FINRA filing fee	$75,500
Accounting fees and expenses	$1,000,000
Legal fees and expenses	$2,000,000
Printing and engraving	$589,500
Miscellaneous fees and expenses	$18,728,050
Total	$22,500,000

*
To be completed by amendment.

        The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated. All of the expenses set forth above shall be borne by the Registrant.

Item 28.    Persons Controlled by or Under Common Control

        Michael C. Forman and David J. Adelman, along with other individuals and entities affiliated with FS Advisor and GSO, agreed to purchase in a private placement an aggregate of approximately 2,222,222 common shares at a price of $9.00 per share. Common shares subscribed for in the private placement will be issued upon the achievement of the minimum offering requirement as described in the prospectus. At such time, Mr. Forman will directly or indirectly own approximately 122,222.222 common shares, or approximately 4.90% of our outstanding common shares, and Mr. Adelman will directly or indirectly own approximately 122,222.111 common shares, or approximately 4.90% of our outstanding common shares, which includes common shares subscribed for in the private placement as well as common shares purchased in connection with our formation. The ownership percentages of each of Messrs. Forman and Adelman, as well as any other individuals who participated in the private placement, will decrease as the number of common shares sold in this offering increases. If we sell the full amount of common shares registered by this Registration Statement, all such individuals are expected to each own less than 1% of our outstanding common shares.

        See "Management" and "Certain Relationships and Related Party Transactions" in the Prospectus contained herein.

Item 29.

Number of Holders of Securities

        The following table sets forth the number of record holders of the Registrant's capital shares at May 5, 2011.

Title of Class	Number of Record Holders
Common shares of beneficial interest	2

Item 30.    Indemnification

        Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Despite this provision, and in accordance with guidelines adopted by the North American Securities Administrators Association, our declaration of trust and the investment advisory and administrative services agreement provide that FS Advisor and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall not be entitled to indemnification (including reasonable attorneys' fees and amounts reasonably paid in settlement) for any liability or loss suffered by FS Advisor or such other person, nor shall FS Advisor or such other person be held harmless for any loss or liability suffered by us, unless (1) FS Advisor has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (2) FS Advisor or such other person was acting on behalf of or performing services for us,

(3) the liability or loss suffered was not the result of negligence or misconduct by FS Advisor or an affiliate thereof acting as our agent and (4) the indemnification or agreement to hold FS Advisor or such other person harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our shareholders. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        FS Advisor has also entered into a sub-advisory agreement with GSO. The sub-advisory agreement provides that, in the absence of willful misconduct, bad faith or gross negligence or reckless disregard for its obligations and duties thereunder, GSO is not liable for any error or judgment or mistake of law or for any loss we suffer. In addition, the sub-advisory agreement provides that GSO will indemnify us and FS Advisor, and any respective affiliates, for any liability and expenses, including reasonable attorneys' fees, which we, FS Advisor, or any respective affiliates may sustain as a result of GSO's willful misconduct, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

        Pursuant to our declaration of trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former trustee or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a trustee, officer of the Company and at the request of the Company, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) FS Advisor or any of its affiliates acting as an agent of the Company (each such person, an "Indemnitee"), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made.

        We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Company determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Company, (ii) the Indemnitee was acting on behalf of or performing services for the Company, (iii) in the case that the Indemnitee is FS Advisor or an affiliate of FS Advisor, or an officer of the Company, FS Advisor or an affiliate of FS Advisor, such liability or loss was not the result of negligence or misconduct, (iv) in the case that the Indemnitee is a trustee of the Company (and not also an officer of the Company, FS Advisor or an affiliate of FS Advisor), such liability or loss was not the result of gross negligence or willful misconduct and (v) such indemnification or agreement to hold harmless is recoverable only out of assets of the Company and not from the shareholders.

        In addition, Delaware law permits a trust to advance reasonable expenses to a trustee or officer, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Company's receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Company and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Company if it is ultimately determined that the standard of conduct was not met.

        Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that the present or former directors or officers of FS Advisor have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request the present or former directors or officers of FS Advisor to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Item 31.    Business and Other Connections of Investment Advisers

        A description of any other business, profession, vocation, or employment of a substantial nature in which FS Advisor, and each director or executive officer of FS Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management—Board of Trustees," and "Executive Officers" and "Investment Advisory and Administrative Services Agreement." Additional information regarding FS Advisor and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-72236), and is incorporated herein by reference.

        A description of any other business, profession, vocation, or employment of a substantial nature in which GSO, and each director or executive officer of GSO who performs a policy-making function for GSO in connection with the performance of its services under the Investment Sub-Advisory Agreement between GSO and FS Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Portfolio Management" and "Investment Advisory and Administrative Services Agreement." Additional information regarding GSO and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-68243), and is incorporated herein by reference.

Item 32.    Location of Accounts and Records

        All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

  (1)
  the Registrant, FS Energy and Power Fund, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, PA 19104;

  (2)
  the Transfer Agent, DST Systems, Inc. 1055 Broadway, Ninth Floor, Kansas City, Missouri 64105-1594;

  (3)
  the Custodian, The Bank of New York Mellon, One Wall Street, New York, New York 10286;

  (4)
  the investment adviser, FS Investment Advisor, LLC, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, PA 19104; and

  (5)
  the administrator, FS Investment Advisor, LLC, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, PA 19104.

Item 33.    Management Services

        Not Applicable.

Item 34.    Undertakings

        We hereby undertake:

  (1)
  to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement, or (ii) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

  (2)
  to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

  (i)
  to include any prospectus required by Section 10(a)(3) of the Securities Act;

  (ii)
  to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

  (iii)
  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (3)
  that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

  (4)
  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

  (5)
  that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

  (6)
  that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser.

  (i)
  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

  (ii)
  the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

  (iii)
  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 3 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on May 5, 2011.

FS Energy and Power Fund
By:	/s/ MICHAEL C. FORMAN
Name:	Michael C. Forman
Title:	President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ MICHAEL C. FORMAN Michael C. Forman	President and Chief Executive Officer and Trustee (Principal Executive Officer)	May 5, 2011
/s/ WILLIAM GOEBEL William Goebel	Chief Financial Officer (Principal Financial and Accounting Officer)	May 5, 2011
* David J. Adelman	Trustee	May 5, 2011
* Michael Heller	Trustee	May 5, 2011
* Gregory P. Chandler	Trustee	May 5, 2011
* Thomas J. Gravina	Trustee	May 5, 2011
** Paul Mendelson	Trustee	May 5, 2011
** Richard W. Vague	Trustee	May 5, 2011

*
Signed by Michael C. Forman pursuant to a power of attorney signed by the trustee and filed as part of the initial registration statement on September 30, 2010.

**
Signed by Michael C. Forman pursuant to a power of attorney signed by the trustee and filed as part of Amendment No. 2 to the registration statement filed on March 25, 2011.